UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 2 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PARAMOUNT GOLD NEVADA CORP.

665 Anderson Street

Winnemucca, Nevada

Notice of Special Meeting of Stockholders

June [•], 2016

To all Stockholders of Paramount Gold Nevada Corp.:

You are invited to attend the Special Meeting (the “Meeting”) of Stockholders (“Stockholders” or “Paramount Stockholders”) of Paramount Gold Nevada Corp. (the “Company” or “Paramount”). The Meeting will be held at 10:00 a.m. local time on June [•], 2016, at Paramount’s corporate office, 665 Anderson Street, Winnemucca, Nevada. At the Meeting, you will be asked to consider and vote upon the issuance of shares of Paramount common stock as consideration for a proposed arrangement (the “Arrangement”) with Calico Resources Corp. (“Calico”) pursuant to which Paramount will acquire Calico. Stockholder approval in connection with the Arrangement is required to comply with the rules of the NYSE MKT LLC (the “NYSE MKT”).

Accordingly, the purposes of the Meeting are:

1.	To approve the issuance of 7,171,209 Paramount Shares (the “Paramount Arrangement Shares”) to Calico Shareholders as consideration for the Arrangement; and

2.	Any other business that may properly come before the Meeting.

In order to approve the Arrangement, NYSE MKT rules require that a majority of the votes cast by the stockholders vote in favor of the issuance of the Paramount Arrangement Shares.

Calico will also be holding a meeting of its shareholders (“Calico Shareholders”) to approve the Arrangement (the “Calico Meeting”), and Calico Shareholders representing approximately 37.8% of the issued and outstanding Calico common shares of Calico (the “Calico Shares”) (including FCMI Parent Co. (approximately 19.6%), Seabridge Gold Inc. (approximately 13.5%) and the directors and officers of Calico (approximately 4.7%)) have entered into voting and support agreements with Paramount to vote their Calico Shares at the Calico Meeting in favor of the Arrangement, provided that the Arrangement Agreement, dated March 14, 2016, by and between Paramount and Calico (the “Arrangement Agreement”), has not been terminated, on or before the date of the Calico Meeting.

The Paramount Board has unanimously concluded that the Arrangement is in the best interests of Paramount and its Stockholders and has approved and authorized the Arrangement. The Paramount Board unanimously recommends that the Stockholders vote FOR the issuance of the Paramount Arrangement Shares.

The Paramount Board has fixed May [•], 2016 as the record date for the Meeting. Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting. A list of Stockholders as of May [•], 2016, will be available at the Meeting for inspection by a Stockholder. Stockholders will need to register at the Meeting to attend the Meeting. If your Paramount Shares are not registered in your name, you will need to bring proof of your ownership of those Paramount Shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your Paramount Shares to provide you with proper proxy documentation that shows your ownership of Paramount Shares as of May [•], 2016 and your right to vote such Paramount Shares at the Meeting. Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Paramount Shares in person.

By Order of the Board of Directors
/s/ Carlo Buffone
Carlo Buffone, Chief Financial Officer
Dated: May [•], 2016

PARAMOUNT GOLD NEVADA CORP.

665 Anderson Street

Winnemucca, Nevada

Proxy Statement

for

Special Meeting of Stockholders

To Be Held June [•], 2016, 10:00AM Local Time

Paramount Gold Nevada Corporate Office

665 Anderson Street, Winnemucca, Nevada

Unless the context requires otherwise, references in this Proxy Statement to “Paramount Gold Nevada” “Paramount,” “we,” “us” or “our” refers to Paramount Gold Nevada Corp.

The Special Meeting (the “Meeting”) of Stockholders of Paramount Gold Nevada (the “Stockholders,” “stockholders” or “Paramount Stockholders”) will be held on June [•], 2016, at Paramount’s corporate office, 665 Anderson Street, Winnemucca, Nevada, at 10 a.m. local time. The purposes of the Meeting are:

1.

To approve the issuance of 7,171,209 Paramount Shares (the “Paramount Arrangement Shares”) to existing shareholders of Calico Resources Corp. (“Calico”) as consideration for a proposed arrangement (the “Arrangement”) with Calico pursuant to which Paramount will acquire Calico;

2.	Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting. Paramount anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be mailed to holders of Paramount Shares on or before May [•], 2016.

You are invited to attend the Meeting at the above stated time and location. If you plan to attend and your Paramount Shares are held in “street name” - in an account with a bank, broker, or other nominee - you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

The Paramount Shares are the only type of security entitled to vote at the Meeting. Our corporate bylaws define a quorum as the presence in person or by proxy of at least one-third of the issued and outstanding Paramount Shares. The approval of a majority of the voting power of the voting shares present at the Meeting, whether in person or by proxy, is required to approve the issuance of the Paramount Arrangement Shares.

Proxy Solicitation

The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Paramount Shares. We anticipate engaging a proxy solicitor at an initial anticipated cost of approximately $[•].

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 665 Anderson Street, Winnemucca, Nevada on June [•], 2016

Our proxy statement for the Meeting, form of proxy card and 2015 Annual Report is available at http://www.paramountnevada.com.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of May [•], 2016.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Paramount other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This proxy statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Paramount Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

THE ARRANGEMENT HAS NOT BEEN RECOMMENDED BY, OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AN EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY U.S. STATE OR CANADIAN PROVINCE OR TERRITORY NOR HAS ANY OF THEM PASSED UPON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Information in this Proxy Statement regarding Calico:

The information concerning Calico contained in this Proxy Statement has been provided by Calico for inclusion in this Proxy Statement. In the Arrangement Agreement, Calico provided a covenant to Paramount that it would ensure that the information related to Calico and provided by it for the preparation of this Proxy Statement would be true, correct and complete in all material respects as they relate to Calico and, without limiting the generality of the foregoing, would not contain any misrepresentation concerning Calico. Paramount is responsible for the accuracy or completeness of the information in this Proxy Statement relating to Calico.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and “forward-looking information” within the meaning of the applicable Canadian securities laws (forward-looking information and forward-looking statements being collectively herein after referred to as “forward-looking statements”) that are based on expectations, estimates and projections as the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning: the Arrangement; covenants of Calico and Paramount; the timing for the implementation of the Arrangement and the potential benefits of the Arrangement; the likelihood of the Arrangement being completed; principal steps of the Arrangement; statements made in, and based upon, the Fairness Opinions; statements relating to the business and future activities of, and developments related, to Calico and Paramount after the date this Proxy Statement and before the Effective Time and to and of Paramount after the Effective Time; Paramount Stockholder approval and Calico shareholder approval and Court approval of the Arrangement; regulatory approval of the Arrangement; the market position and future financial or operating performance of Paramount; and statements based on the unaudited pro forma condensed consolidated financial statements attached as Appendix F.

Statements concerning proven and probable mineral reserves and mineral resource estimates may also be deemed to constitute forward-looking statements to the extent that they involve estimates of the mineralization that will be encountered as and if a property is developed, and in the case of mineral resources or proven and probable mineral reserves, such statements reflect the conclusion based on certain assumptions that the mineral deposit can be economically exploited.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of Calico or Paramount, as the case may be, as well as on assumptions which such management believes to be reasonable, based on information currently available at the time such statements were made However, there can be no assurance that forward-looking statements will prove to be accurate. Such assumptions and factors include, among other things, the satisfaction of the terms and conditions of the Arrangement, including the approval of the Arrangement by the Paramount Stockholders and the Calico Shareholders and the approval of the Arrangement and its fairness by the Court; the receipt of any required governmental and regulatory approvals and consents, and the timing of the receipt thereof; general business and economic conditions; that the businesses of Calico and Paramount will successfully integrate and the anticipated benefits of the Arrangement will be achieved; market competition; and tax benefits and tax rates.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Calico or Paramount to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation: the Arrangement Agreement may be terminated in certain circumstances; general business, economic, competitive, political, regulatory and social uncertainties; risks associated with a fixed exchange ratio; mineral and gold price volatility; risks related to competition; risks related to facto beyond the control of Calico, Paramount, or the resulting issuers; risks and uncertainties associated with exploration, development and mining operations; title risks; environmental risks and risks relating to environmental permitting and licenses; risks related to directors and officers of Paramount possibly having interests in the Arrangement that are different from other Paramount Stockholders; the global economic climate; the execution of strategic growth plans; risks relating to the lack of hedging policies; dilution; market reaction to the Arrangement; risks relating to the integration of Calico and Paramount’s operations; insurance risks; litigation; and risks relating to the ability to complete acquisitions.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of Calico or Paramount. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out or incorporated by reference in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of Calico and Paramount. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the headings “The Arrangement - Risk Factors Related to Arrangement.” Calico and Paramount do not intend, and do not assume, any obligation to update any forward-looking statements, other than as required by applicable law. For all of these reasons, Paramount Stockholders should not place undue reliance on forward-looking statements.

CAUTIONARY NOTE TO U.S. INVESTORS REGARDING MINERAL RESERVE

AND RESOURCE ESTIMATES

Certain of the technical information contained or incorporated by reference in, and the technical reports referenced in, this Proxy Statement use the terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource.” We advise investors that these terms are defined in and required to be disclosed in accordance with Canadian National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended; however, these terms are not defined terms under the United State Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 (“Guide 7”) and are normally not permitted to be used in reports and registration statements filed with the SEC. Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves, and the primary environmental analysis or report must be filed with the appropriate governmental authority. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by Guide 7 standards as in place tonnage and grade without reference to unit measures. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are cautioned not to assume that any part or all of mineral deposits in the above categories will ever be converted into Guide 7 compliant reserves.

CURRENCY AND EXCHANGE RATES

Unless otherwise indicated herein, references to “$”, “US$” or “United States dollars” are to United States dollars, and references to “Cdn$” or “Canadian dollars” are to Canadian dollars.

REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

The historical financial statements of Calico included in this Proxy Statement is prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and are reported in Canadian dollars. The pro forma unaudited condensed financial statement of Paramount included in this Proxy Statement are reported in United States dollars and have been prepared in accordance with United States generally accepted accounting principles.

GLOSSARY OF TERMS

In this Proxy Statement, unless otherwise defined herein or unless there is something in the subject matter inconsistent therewith, the following terms have the respective meanings set out below, words importing the singular number include the plural and vice versa and words importing any gender include all genders.

“Acquisition Proposal”

means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only a Party and/or one or more of its wholly-owned Subsidiaries, any offer, or public announcement of an intention to make a proposal or offer, from any Person or group of Persons, after the date hereof for: (i) any acquisition or purchase, direct or indirect, of (A) the assets of that Party and/or one or more of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of that Party and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of a Party and its Subsidiaries, taken as a whole, or (B) 20% or more of any voting or equity securities of that Party or any one or more of its Subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of that Party and its Subsidiaries, taken as a whole; (ii) any take-over bid, tender offer or exchange offer that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of that Party; or (iii) a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving that Party and/or any of its Subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or revenues, as applicable, of that Party and its Subsidiaries, taken as a whole.

“Arrangement”

means the arrangement under the provisions of Division 5 of Part 9 of the BCBCA on the terms and conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance therewith or in accordance with the Arrangement Agreement or made at the direction of the Court in the Final Order.

“Arrangement Agreement”	means the Arrangement Agreement dated March 14, 2016 between Calico and Paramount.

“Arrangement Consideration”	means 7,171,209 Paramount Shares, which represents 0.07 of a Paramount Share for each Calico Share.

“Arrangement Resolution”

means the special resolution of the Calico Shareholders approving the Arrangement, the Plan of Arrangement and the Arrangement Agreement, substantially in the form set out in Schedule B to the Arrangement Agreement.

“Articles of Incorporation”	means the Amended and Restated Articles of Incorporation of Paramount on file with the Secretary of State of the State of Nevada.

“BCBCA”	means the Business Corporations Act (British Columbia) and the regulations made thereunder, as amended.

“Business Day”	means a day that is not a Saturday, Sunday or civic or statutory holiday in Vancouver, British Columbia or Winnemucca, Nevada.

“Calico”	means Calico Resources Corp., a corporation existing under the BCBCA.

“Calico Board”	means the board of directors of Calico, as constituted from time-to-time.

“Calico Material Adverse Change”	has the meaning ascribed to such term in the Arrangement Agreement.

“Calico Material Adverse Effect”

means any one or more changes, effects, events, occurrences or states of fact, either individually or in the aggregate, that is, or would reasonably be expected to be, material and adverse to the assets, liabilities (including any contingent liabilities that may arise through outstanding, pending or threatened litigation or otherwise), business, operations, results of operations, capital, property, obligations (whether absolute, accrued, conditional or otherwise) or financial condition of Calico and its Subsidiaries taken as a whole, other than changes, effects, events, occurrences or states of fact resulting from: (i) a change in the market price of the Calico Shares following and reasonably attributable to the public announcement of the execution of the Arrangement Agreement and the transactions contemplated hereby; (ii) any changes affecting the global gold mining industry generally; (iii) any change in the market prices of gold; (iv) general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States; (v) any change in IFRS occurring after the date hereof; (vi) any change in applicable Laws or in the interpretation thereof by any Governmental Entity occurring after the date of the Arrangement Agreement; (vii) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or (viii) any natural disaster; provided, however, that with respect to clauses (ii) to (viii), such changes do not relate primarily to Calico and its Subsidiaries, taken as a whole, or does not have a disproportionate effect on Calico and its Subsidiaries, taken as a whole, compared to other companies of similar size operating in the gold exploration industry and references in the Arrangement Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a “Calico Material Adverse Effect” has occurred.

“Calico Material Subsidiaries”	means Calico Resources USA Corp.

“Calico Meeting”

means the special meeting, including any adjournments or postponements thereof, of the Calico Shareholders to be held, among other things, to consider and, if deemed advisable, to approve the Calico Arrangement Resolution.

“Calico Shareholder”	means a holder of Calico Shares.

“Calico Shares”	means the common shares without par value in the capital of Calico.

“Calico Support Agreements”	means the voting and support agreements dated March 14, 2016 and entered into between Paramount and the Supporting Calico Shareholders.

“Calico Termination Fee”	means $300,000.

“CIM”	means the Canadian Institute of Mining, Metallurgy and Petroleum.

“Common Stock” or “common stock”	means the Paramount Shares.

“Confidentiality Agreement”	means that certain confidentiality agreement dated June 26, 2015, entered into between Paramount and Calico.

“Court”	means the Supreme Court of British Columbia.

“Dissent Procedures”	has the meaning ascribed thereto in the Plan of Arrangement.

“Dissent Rights”	means the rights of dissent of Registered Calico Shareholders in respect of the Arrangement as described in the Plan of Arrangement.

“Dissenting Shareholder”	means a Registered Calico Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Procedures.

“Dissenting Shares”	means the Calico Shares with respect to which Registered Calico Shareholders have exercised Dissent Rights.

“Effective Date”

means the date that is five Business Days after the last of the conditions precedent to the completion of the Arrangement contained in Section 5 of the Arrangement Agreement has been satisfied or waived (other than those conditions which cannot, by their terms, be satisfied until the Effective Date, but subject to satisfaction or waiver of such conditions as of the Effective Date) or such earlier or later date as is agreed to in writing by the Parties.

“Effective Time”	means the beginning of the day, which will be designated as 12:01 a.m. (Vancouver Time) on the Effective Date, or such other time on the Effective Date as the Parties agree to in writing.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time.

“Fairness Opinion”

means the written opinion dated March 11, 2016 from the Financial Advisor delivered to the Paramount Special Committee in connection with the Arrangement, a copy of which is attached as Appendix C to this Proxy Statement.

“Financial Advisor”	means ROTH Capital Partners, LLC.

“Final Order”

means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time before the Effective Date or, if appealed, then, unless such appeal is abandoned or denied, as affirmed.

“Governmental Entity”

means any (i) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign (ii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

“Guide 7”	means the SEC’s Industry Guide 7.

“IFRS”	means International Financial Reporting Standards as issued by the International Accounting Standard Board.

“Interim Financing”	means the debt financing of up to $800,000 to be provided by Paramount to Calico.

“Interim Order”

means the interim order of the Court granted [•], 2016, providing for, among other things, the calling and holding of the Calico Meeting, as such order may be amended, supplemented or varied by the Court.

“Laws”

means all statutes, regulations, statutory rules, policies, orders, and terms and conditions of any grant approval, permission, authority or license of any court, Governmental Entity, statutory body or regulatory authority (including the SEC, NYSE MKT and TSXV), and the term “applicable” with respect to such Law and in the context that refers to one or more Persons means that such Law applies to such Person or Persons or its or their business, undertaking, property or securities and emanates from a Governmental Entity, statutory body or regulatory authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Material Adverse Change”	means a Calico Material Adverse Change or a Paramount Material Adverse Change.

“Material Adverse Effect”	means a Calico Material Adverse Effect or a Paramount Material Adverse Effect.

“NI 43-101”	means National Instrument 43-101 - Standards of Disclosure for Mineral Projects.

“NYSE MKT”	means the NYSE MKT LLC.

“NYSE MKT Company Guide”	means the listing regulations of companies listed on the NYSE MKT.

“Paramount”	means Paramount Gold Nevada Corp., a company existing under the laws of the State of Nevada.

“Paramount Arrangement Shares”	means the 7,171,209 Paramount Shares to be issued in connection with the Arrangement.

“Paramount Board”	means the board of directors of Paramount, as constituted from time-to-time.

“Paramount Material Adverse Effect”

means any one or more changes, effects, events, occurrences or states of fact, either individually or in the aggregate, that is, or would reasonably be expected to be, material and adverse to the assets, liabilities (including any contingent liabilities that may arise through outstanding, pending or threatened litigation or otherwise), business, operations, results of operations, capital, property, obligations (whether absolute, accrued, conditional or otherwise) or financial condition of Paramount and its Subsidiaries taken as a whole, other than changes, effects, events, occurrences or states of fact resulting from: (i) a change in the market price of the Paramount Shares following and reasonably attributable to the public announcement of the execution of the Arrangement Agreement and the transactions contemplated hereby; (ii) any changes affecting the global gold mining industry generally; (iii) any change in the market prices of gold; (iv) general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States; (v) any change in U.S. GAAP occurring after the date hereof; (vi) any change in applicable Laws or in the interpretation thereof by any Governmental Entity occurring after the date hereof; (vii) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or (viii) any natural disaster; provided, however, that with respect to clauses (ii) to (viii), such changes do not relate primarily to Paramount and its Subsidiaries, taken as a whole, or does not have a disproportionate effect on Paramount and its Subsidiaries, taken as a whole, compared to other companies of similar size operating in the gold exploration industry; and references in the Arrangement Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a “Paramount Material Adverse Effect” has occurred.

“Paramount Material Adverse Change”	has the meaning ascribed to such term in the Arrangement Agreement.
“Paramount Special Committee”	means the special committee formed by the Paramount Board to, among other things, consider a transaction with Calico.

“Paramount Meeting”	means the special meeting of Paramount Stockholders to be held to consider the Arrangement, including any adjournment or adjournments thereof.

“Paramount Stockholder”	means a holder of Paramount Shares.

“Paramount Shares”	means the common stock in the authorized share structure of Paramount.

“Paramount Termination Fee”	means $300,000.

“Parties”	means Calico and Paramount and “Party” means any one of them.

“Person”

includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation company, unincorporated association or organization, Governmental Entity, syndicate or other entity whether or not having legal status.

“Plan of Arrangement”

means the Plan of Arrangement in the form and content set out in Appendix B to this Proxy Statement, and any amendment thereto or variation thereof made in accordance with the Arrangement Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order.

“Registered Calico Shareholder”	means a registered holder of Calico Shares.

“SEC”	means the United States Securities and Exchange Commission.

“Securities Act”	means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time.

“stockholder”	means the holder of Paramount Shares.

“subsidiary” or “Subsidiary”

means, with respect to a specified body corporate, any body corporate of which the specified body corporate is entitled to elect a majority of the directors thereof and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to such a body corporate, excluding any body corporate in respect of which such direction or control is not exercised by the specified body corporate as a result of any existing contract, agreement or commitment.

“Superior Proposal”

means an unsolicited bona fide Acquisition Proposal (provided that references in the definition thereof to “20%” shall be deemed to be references to “100%”) made by a third party to a Party or its shareholders in writing after the date hereof: (i) that is reasonably capable of being completed without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the party making such proposal; (ii) that is not subject to any financing condition beyond what would be permitted by Multilateral Instrument 62-104 – Take-Over Bids and Issuer Bids in respect of a formal take-over bid (whether or not such transaction is a formal take-over bid); (iii) which is not subject to a due diligence and/or access condition; (iv) that did not result from a breach of Article 7 of the Arrangement Agreement, by the receiving Party or its representatives; (v) is made available to all Calico Shareholders or

Paramount Shareholders, as the case may be, on the same terms and conditions; (vi) in respect of which the board of directors of such Party determines in good faith (after receipt of advice from its outside legal counsel and financial advisors) that (A) failure to recommend such Acquisition Proposal to its shareholders would be inconsistent with its fiduciary duties, and (B) which would, taking into account all of the terms and conditions of such Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favorable to its shareholders from a financial point of view than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by Paramount pursuant to Subsection 7.1(f)) of the Arrangement Agreement.

“Supporting Calico Shareholders”	means the Persons who are party to the Calico Support Agreements.

“TSXV”	means the TSX Venture Exchange.

“U.S. GAAP”

means accounting principles generally accepted in the United States of America from time to time and which meet the standards established by the Public Company Accounting Oversight Board (United States).

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on May [•], 2016 and are entitled to vote at the Meeting. This Proxy Statement describes issues on which Paramount would like you, as a Stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your Paramount Shares.

When you sign the proxy card you appoint Glen Van Treek, Chief Executive Officer to Paramount and Carlo Buffone, Chief Financial Officer to Paramount, as your representatives at the Meeting. As your representatives, they will vote your Paramount Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card. With proxy voting, your Paramount Shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Paramount Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Paramount Board has fixed May [•], 2016 as the record date for the Meeting. Only holders of Paramount Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Paramount Shares are outstanding?

As of May [•], 2016, Paramount had 8,518,791 Paramount Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	The approval of the issuance of the Paramount Arrangement Shares; and

2.	Any other business that may properly come before the Meeting.

How many votes do I get?

Each Paramount Share is entitled to one vote. Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the approval of the issuance of the Paramount Arrangement Shares.

How do I vote?

You have several voting options. You may vote:

●

In person. If you are a beneficial owner of stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.

●	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If your Paramount Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Paramount Shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Paramount Shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your Paramount Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Paramount will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your Paramount Shares through a brokerage account but do not have a physical share certificate, or the Paramount Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at info@paramountnevada.com or call us toll free at 866-481-2233 to request a copy of the proxy materials.

Send requests to:

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada

Attention: Carlo Buffone

Chief Financial Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●

Signing another proxy with a later date and mailing it to the attention of: Carlo Buffone, Chief Financial Officer, at 665 Anderson Street, Winnemucca, Nevada, so long as it is received prior to 2:00PM Pacific daylight time on June [•], 2016;

●

Delivering a written notice of the revocation of your proxy to the attention of: Carlo Buffone, Chief Financial Officer, at 665 Anderson Street, Winnemucca, Nevada, so long as it is received prior to 2:00PM Pacific daylight time on June [•], 2016; or

●	Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Paramount Shares if they wish to change their vote.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Paramount must have a quorum, which means that a one-third of the outstanding Paramount Shares as of the record date must be present at the Meeting. Paramount Shares are the only type of security entitled to vote at the Meeting. Based on 8,518,791 Paramount Shares outstanding as of the record date of May [•], 2016, 2,839,597 Paramount Shares must be present at the Meeting, in person or by proxy, for there to be a quorum. Your Paramount Shares will be counted as present at the Meeting if you:

●	Submit a properly executed proxy card (even if you do not provide voting instructions); or

●	Attend the Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since Paramount’s bylaws state that matters presented at a meeting of Stockholders must be approved by the majority of the Paramount Shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Paramount Shares in street name for their customers, are generally required to vote the Paramount Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Paramount Shares on routine matters but not on non-routine matters. The issuance of the Paramount Arrangement Shares is a non-routine matter. Consequently, if customers do not give any direction, brokers will not be permitted to vote such Paramount Shares at the Meeting in relation to this matter.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Paramount Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the issuance of the Paramount Arrangement Shares will have the same effect as a vote AGAINST such proposal.

How many votes are needed to approve the issuance of the Paramount Arrangement Shares?

The issuance of the Paramount Arrangement Shares will be approved if a majority of the Paramount Shares present at the Meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We encourage you to vote FOR this proposal.

Will my Paramount Shares be voted if I do not sign and return my Proxy Card?

If your Paramount Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Paramount Shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your Paramount Shares.

If your Paramount Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Paramount Shares will not be voted at the Meeting unless you attend the Meeting and vote your Paramount Shares in person.

Where can I find the voting results of the Meeting?

Paramount will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Paramount will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, Paramount’s directors officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Paramount anticipates engaging a proxy solicitor at an initial anticipated cost of approximately $[•]. Paramount will pay a reasonable fee in relation to these services. Upon request, Paramount will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Paramount Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Paramount Shares.

How can I obtain a copy of the 2015 Annual Report on Form 10-K?

A copy of Paramount’s 2015 Annual Report on Form 10-K, including financial statements, is enclosed with this Proxy Statement and is also available on the internet with this Proxy Statement at http://www.paramountnevada.com/investor-relations/financials/. The Form is also available through the SEC’s website at http://www.sec.gov. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

At the written request of any stockholder who owns Paramount Shares on the record date, Paramount will provide to such stockholder, without charge, a paper copy of Paramount’s 2015 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Paramount will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2015 Annual Report on Form 10-K should be mailed to:

Corporate Communications

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada, 89445, USA.

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

APPENDIX A	Form of Proxy Card

APPENDIX B	Plan of Arrangement

APPENDIX C	Fairness Opinion

APPENDIX D	Information regarding Calico

APPENDIX E	Historical Financial Statements of Calico

APPENDIX F	Pro Forma Financial Statements of Paramount

PROPOSAL 1 - APPROVAL OF ISSUANCE OF THE PARAMOUNT ARRANGEMENT SHARES

GENERAL QUESTIONS REGARDING THE ARRANGEMENT

Why am I being asked to vote on the issuance of the Paramount Arrangement Shares?

At the Meeting, you will be asked to consider and vote upon the issuance of the Paramount Arrangement Shares in connection with the Arrangement, under which Paramount will acquire all of the issued and outstanding Calico Shares. Under the Arrangement, Calico Shareholders will receive the Paramount Arrangement Shares (7,171,209 Paramount Shares) (representing a ratio equal to 0.07 of a Paramount Arrangement Share for each outstanding Calico Share) in exchange for their Calico Shares. On completion of the Arrangement, Calico will be a wholly-owned subsidiary of Paramount.

Paramount Shares are listed on the NYSE MKT and Sections 712 and 713 of the NYSE MKT Company Guide require stockholder approval for the issuance of the Paramount Arrangement Shares pursuant to the Arrangement. Section 712 of the NYSE MKT Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more. Section 713 of the NYSE MKT Company Guide requires Stockholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock.

Because the Paramount Arrangement Shares issued pursuant to the Arrangement will exceed 20% of the issued and outstanding Paramount Shares and because the Paramount Arrangement Shares may be issued at a discount to market, stockholder approval of the issuance of the Paramount Shares in connection with the Arrangement is required.

What will happen if the proposed Arrangement is completed?

Upon completion of the Arrangement, Calico will become a wholly-owned subsidiary of Paramount.

Following the Arrangement there will be a total of 15,690,000 Paramount Shares outstanding, approximately 46% of which will be owned by existing Calico Shareholders and approximately 54% of which will be owned by existing Paramount Stockholders. Existing Paramount Stockholders will hold 57% of Paramount’s common stock on a fully-diluted basis, and existing Calico Shareholders will hold the remaining 43%.

Who will manage the combined company after the Arrangement?

Following the Arrangement, Glen Van Treek will continue as the chief executive officer of Paramount and Carlo Buffone will continue as the chief financial officer of Paramount. Following the Arrangement, the Paramount Board will remain unchanged.

How was the Arrangement Consideration determined?

The Arrangement Consideration was determined after considerable negotiations between Paramount and Calico and the consideration of numerous factors that each company deemed relevant. In addition, Calico received a fairness opinion from Canaccord Genuity Corp., which provided that the consideration to be paid to the Calico Shareholders was fair from a financial point of view and Paramount received a fairness opinion from the Financial Advisor which provided that the Calico Shares to be received by Paramount in exchange for the issuance of the Paramount Arrangement Shares was fair to Paramount and the Paramount Stockholders from a financial point of view.

When does the Paramount Board expect the Arrangement to be completed?

It is anticipated that the Effective Date of the Arrangement will be as soon as possible after receipt of all applicable stockholder, regulatory and court approvals and is expected to be on or about June [•], 2016, but no later than July 31, 2016. In addition to approval by the Paramount Stockholders, the Arrangement requires approval of the Calico Shareholders, court approval under the BCBCA by the Court, and approval of the NYSE MKT and TSXV. The Paramount Board expects to complete the Arrangement shortly after receiving the Final Order.

What vote is required to approve the issuance of the Paramount Arrangement Shares in connection with the Arrangement?

The issuance of the Paramount Arrangement Shares in connection with the Arrangement must be approved by a majority of the Paramount Shares present at the Meeting.

Does the Paramount Board recommend approval of the issuance of the Paramount Arrangement Shares?

After taking into consideration, among other things, the Fairness Opinion of the Financial Advisor delivered on March 11, 2016, the Paramount Board has unanimously concluded that the Arrangement is in the best interests of Paramount and is fair from a financial point of view to the Paramount Stockholders and has approved the Arrangement and authorized submission of the issuance of the Paramount Arrangement Shares in connection with Arrangement to the Paramount Stockholders for approval.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE PARAMOUNT ARRANGEMENT SHARES IN CONNECTION WITH THE ARRANGEMENT.

SUMMARY OF THE ARRANGEMENT

This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement, including the Appendices which are incorporated into and form part of this Proxy Statement. Terms with initial capital letters in this summary are defined in the Glossary Terms immediately preceding this summary.

You are being asked to approve the issuance of the Paramount Arrangement Shares, which consist of approximately 7,171,209 shares of Paramount common stock issuable pursuant to the Arrangement Agreement.

Pursuant to our Articles of Incorporation and applicable Nevada state law, and limited only by the number of Paramount Shares authorized for issuance under our Articles of Incorporation, the Paramount Board has the power, without submitting the matter to a stockholder vote or approval, to issue Paramount Shares, from time to time, for any consideration the Paramount Board deems appropriate.

However, Paramount Shares are listed on the NYSE MKT and Sections 712 and 713 of the NYSE MKT Company Guide require Stockholder approval for the issuance of the Paramount Shares pursuant to the Arrangement. See “Why am I being asked to vote on the Arrangement?” above.

Calculation of Stockholder Vote Trigger

The following is a summary of the currently outstanding Paramount Shares and the number of Paramount Arrangement Shares expected to be issued in connection with the Arrangement, as well as the percentage of currently issued and outstanding Paramount Shares.

Paramount Shares Authorized	50,000,000
Paramount Shares Outstanding	8,518,791
Paramount Shares Expected to be Issued in the Arrangement (Proposal 1)	7,171,209
Percentage of Paramount Shares Outstanding	Approximately 46% of outstanding Paramount Shares, respectively
Percentage Ownership of current Paramount Stockholders following Arrangement	Approximately 54% of 15,690,000 outstanding Paramount Shares

The Arrangement

Calico and Paramount have agreed, subject to the satisfaction of certain conditions, to the acquisition by Paramount of all of the outstanding Calico Shares. The acquisition will be effected by way of a court-approved Plan of Arrangement under the BCBCA pursuant to which Calico Shareholders will receive Paramount Shares in exchange for their Calico Shares.

A copy of the Plan of Arrangement is attached as Appendix B and forms an integral part of this Proxy Statement. Paramount Stockholders are encouraged to read the Arrangement Agreement as it is the principal agreement that governs the Arrangement. The Arrangement Agreement may be found in Paramount’s Current Report on Form 8-K as filed with the SEC on March 17, 2016 available at www.sec.gov. For a summary of the principal provisions of the Arrangement Agreement, see “The Arrangement - The Arrangement Agreement”.

About Calico

Calico is a reporting issuer in British Columbia and Alberta and its common shares are listed on the TSXV under the symbol “CKB”. Detailed information about Calico is contained in Appendix D - “Information Concerning Calico”.

Paramount after the Arrangement

On completion of the Arrangement, Paramount will own, directly or indirectly, all of the outstanding Calico Shares and it is expected that the business and operations of Calico will be managed and operated as a subsidiary of Paramount. Calico Shareholders will become stockholders of Paramount and will hold approximately 46%, or 43% on a fully-diluted basis, of the issued and outstanding Paramount Shares after the Arrangement.

Following the Arrangement, Glen Van Treek will continue as the chief executive officer of Paramount and Carlo Buffone will continue as the chief financial officer of Paramount. Following the Arrangement, the Paramount Board will remain unchanged.

Background to the Arrangement

The provisions of the Arrangement Agreement are the result of arm’s length negotiations between representatives of Calico and Paramount and their respective financial and legal advisors. See “The Arrangement - Background to the Arrangement” for a description of the background to the Arrangement.

Reasons for the Arrangement

The following is a summary of the principal reasons for the unanimous recommendation of the Paramount Board that Paramount Stockholders vote FOR the issuance of the Paramount Arrangement Shares in connection with the Arrangement:

●

Paramount’s Financial Advisor has provided an opinion that, as at March 11, 2016 subject to the assumptions, limitations and qualifications set out therein, the Arrangement Consideration is fair, from a financial point of view, to Paramount and the Paramount Stockholders.

●

Paramount has experienced technical and operational leadership able to take Calico’s Grassy Mountain gold project forward to production, as well as the financial resources needed to complete the permitting process and a feasibility study in connection with the project.

●	the combined company will have a stronger asset base than Calico or Paramount separately, offering shareholders a better opportunity for capital appreciation while also reducing administrative costs.

●	Paramount Stockholders will continue to maintain an approximately 54% interest in the combined company following completion of the Arrangement.

●	the arrangement is expected to be accretive for Paramount Stockholders on a net asset value basis.

●	Calico’s Grassy Mountain project is an advanced stage exploration project with a completed preliminary economic assessment with an identifiable path to completing the mining permitting process.

●	Calico’s extensive Grassy Mountain land package offers considerable upside potential through exploration, including continuation of known mineral structures.

●	the Grassy Mountain deposit contains significantly higher grade gold mineralization than the Sleeper Project.

●	the Arrangement is expected to double Paramount’s mineralized gold material.

●

the fact that the Arrangement Agreement provides for a fixed exchange ratio, which will not fluctuate as a result of possible changes in the market prices of Paramount Shares or Calico Shares following the announcement of the Arrangement, providing reasonable certainty as to the respective pro forma percentage ownership of Paramount Stockholders and Calico Shareholders.

●	the all-stock transaction preserves Paramount’s liquidity in a low price environment.

●	the anticipated stakeholder and market reaction to the Arrangement.

●	the anticipated market capitalization, cost profile, net asset value and capital structure of Paramount following the Arrangement.

Fairness Opinion

In connection with the Arrangement, the Paramount Special Committee received a written opinion dated March 11, 2016 from the Financial Advisor which states that, as of such date, and subject to the assumptions, limitations and qualifications set out therein, the Arrangement is fair, from a financial point of view, to the Paramount Stockholders. The Paramount Board is entitled to rely on the Fairness Opinion. The full text of the Fairness Opinion, which sets forth certain assumptions made, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Appendix C to this Proxy Statement. Paramount Stockholders are urged to, and should, read the Fairness Opinion in its entirety. See “The Arrangement - Fairness Opinion”.

Subject to the terms of its engagement, the Financial Advisor has consented to the inclusion in this Proxy Statement of its Fairness Opinion in its entirety, together with the summary herein and other information relating to the Financial Advisor and its Fairness Opinion. The Fairness Opinion addresses only the fairness of the Arrangement from a financial point of view and does not and should not be construed as a valuation of Calico or Paramount or their respective assets, liabilities or securities or as recommendations to any Paramount Stockholders as to how to vote at the Meeting.

Court Approval

The Arrangement requires Court approval under the BCBCA. Calico has obtained the Interim Order providing for the calling and holding of its meeting of Calico Shareholders, the Dissent Rights and certain other procedural matters. If the Calico Shareholders approve the Arrangement as provided for in the Interim Order, Calico intends to make an application to the Court for the Final Order at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard, on [•], 2016 at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct. The Final Order is required for the Arrangement to become effective. In deciding whether to grant the Final Order, the Court will consider, among other things, the fairness of the Arrangement to Calico Shareholders. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, and subject to compliance with such terms and conditions, if any, as the Court sees fit. See “The Arrangement - Court Approval of the Arrangement”.

Non-Solicitation and Superior Proposals

Pursuant to the Arrangement Agreement, Calico has agreed not to solicit, initiate or encourage any Acquisition Proposals. However, the Calico Board has the right to consider and accept a Superior Proposal under certain conditions. If Calico accepts a Superior Proposal and terminates the Arrangement Agreement, Calico must pay the Calico Termination Payment. A Superior Proposal must be considered and accepted before the Meeting.

See “The Arrangement - The Arrangement Agreement - Non-Solicitation Covenants and Rights to Accept a Superior Proposal” and “The Arrangement - The Arrangement Agreement”.

Calico Support Agreements

Pursuant to the Calico Support Agreements, each of the Supporting Calico Shareholders covenants with Paramount that the Supporting Calico Shareholder will (among other things):

(a)

not (A) sell, transfer, assign, grant a security interest in or otherwise dispose of any right or interest in any of the securities of Calico held by such Supporting Calico Shareholder, or (B) other than as set out in the Calico Support Agreements, grant any proxies or powers attorney or in any way transfer the voting rights attaching to such securities, call any meetings of Calico Shareholders (in each case as applicable) or give consents or approval of any kind with respect to any such securities; and

(b)

vote (or cause to be voted) all of the voting securities of Calico held by such Supporting Calico Shareholder at any meeting of the security holders of Calico, including the Calico Meeting: (A) in favor of the Share Exchange (as such term is defined in the Calico Support Agreements), the adoption of the Arrangement Agreement and any other matters necessary for the consummation of the Share Exchange and the other transaction contemplated by the Arrangement Agreement; and (B) against (i) any Acquisition Proposal, (ii) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between Calico and any other Person (other than the Share Exchange), (iii) any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Share Exchange or any of the transactions contemplated by the Arrangement Agreement or the Calico Support Agreements or any action or transaction that would result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company or any of its Subsidiaries contained in the Arrangement Agreement, or of the Supporting Calico Shareholder contained in the Calico Support Agreements, (iv) any change in the present capitalization or dividend policy of Calico or any amendment or other change to the Calico’s certificate of incorporation or bylaws, except if approved by Paramount and (v) any other change in the Calico’s corporate structure or business.

Calico Shareholders representing approximately 37.8% of the issued and outstanding Calico Shares (including FCMI Parent Co. (approximately 19.6%), Seabridge Gold Inc. (approximately 13.5%) and the directors and officers of Calico (approximately 4.7%)) have entered into Calico Support Agreements.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated before the Effective Time in certain circumstances. Such termination may, in certain circumstances, result in the payment by Calico to Paramount of the Calico Termination Fee, or payment by Paramount to Calico of the Paramount Termination Fee. See “The Arrangement - The Arrangement Agreement - Termination” and “The Arrangement - The Arrangement Agreement - Termination Fee”.

Risk Factors

Paramount Stockholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: the Arrangement Agreement may be terminated in certain circumstances, including the occurrence of a Material Adverse Change relating to Calico or Paramount; there can be no certainty that all conditions precedent to the Arrangement will be satisfied and the market price for Paramount Shares may decline if the Arrangement is not completed; Paramount will incur costs even if the Arrangement is not completed, and may also be required to pay the Paramount Termination Fee to Calico; the issue of Paramount Arrangement Shares under the Arrangement and their subsequent sale may cause the market price of Paramount Common Stock to decline. For more information see “The Arrangement - Risks Factors Relating to the Arrangement”.

Summary Table

Description of Purchase:

Paramount, a Nevada corporation, has agreed to acquire all of the outstanding securities of Calico, a British Columbia corporation. Paramount will issue the Paramount Arrangement Shares to Calico Shareholders in exchange for all of the issued and outstanding Calico Shares.

Principal Business of Target:	Calico is a junior gold exploration company with resources and advanced stage exploration assets located exclusively in Oregon. Please see Schedule D for additional information regarding Calico.
Arrangement Consideration:	7,171,209 Paramount Shares, which represents 0.07 of one Paramount Share for each Calico Share outstanding.

Conditions:	The obligations of Calico and Paramount to consummate the Arrangement are subject to the satisfaction of certain mutual conditions relating to, among other things:
	(a)	approval of the Arrangement by Calico Shareholders;
	(b)	the receipt of the Interim Order and the Final Order;
	(c)	approval of the issuance of the Arrangement Consideration by Paramount Stockholders;
(d)

the absence of any law, order or decree or proceeding restraining or enjoining or that would, if successful, restrain or enjoin the consummation of the transactions contemplated by the Arrangement Agreement;

	(e)	Calico having received any required approval of the TSXV;
	(f)	the authorization for listing of the Paramount Arrangement Shares issuable under the terms of the Plan of Arrangement on the NYSE MKT;
	(g)	the receipt of all other required material consents, waivers, permits, order and approvals;
(h)

the issuance of the Paramount Arrangement Shares to be issued to the Calico Shareholders being exempt from the registration requirements of the Securities Act, and the registration and prospectus requirements of applicable Canadian securities legislation;

	(i)	there shall not have been an amendment to Section 3(a)10 of the Securities Act which results in the Section 3(a)(10) exemption being not available; and
	(j)	The Arrangement Agreement shall not have been terminated.

The obligations of Paramount to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Calico’s covenants; the accuracy of each of Calico’s representations and warranties; the absence of any Calico Material Adverse Change; the provision by Calico to Paramount, on or before the Effective Date, of written resignations from all director and officers of Calico; and no more than 5% of the Outstanding Calico Shares have validly exercised Dissent Rights.

The obligations of Calico to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Paramount’s covenants; the accuracy of each of Paramount’s representations and warranties; the absence of any Paramount Material Adverse Change; and Paramount shall have provided the Interim Financing, on terms and in form and substance reasonably satisfactory to Calico.

Amendment

The Arrangement Agreement and the Arrangement may, at any time and from time to time before the Effective Date, be amended by written agreement of Paramount and Calico without, subject to applicable law, further notice to or authorization on the part of their respective shareholders.

Termination of Arrangement Agreement:	The Arrangement Agreement may be terminated at any time before the Effective Time, whether before or after the holding of the Meeting:
	(a)	by the mutual written agreement of Calico and Paramount;
	(b)	by either Paramount or Calico if:
i.

the Effective Time does not occur on or before July 31, 2016, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations and warranties or the failure of such Party to perform any of its obligations under the Arrangement Agreement;

ii.

the transactions contemplated under the Arrangement are illegal or otherwise prohibited with respect to any law enacted or made after March 14, 2016 or are contrary to any injunction order, decree or ruling of a governmental entity that is final and non-appealable;

iii.

it has been notified in writing by Calico of a Calico Proposed Agreement and either: (A) Paramount does not deliver an amended Arrangement proposal within five Business Days of delivery of the Calico Proposed Agreement to Paramount; or (B) Paramount delivers an amended Arrangement proposal but the Calico Board determines, acting in good faith that the Acquisition Proposal provided in the Calico Proposed Agreement constitutes a Superior Proposal in comparison to the amended Arrangement terms offered by Paramount;

		iv.	the Paramount Stockholders fail to approve the issuance of the Paramount Arrangement Shares at the Paramount Meeting;
	(c)	by Paramount if:
i.

the Calico Board fails to unanimously recommend or has withdrawn, amended, modified or qualified in a manner adverse to Paramount its unanimous recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement within three calendar days after having been requested to do so by Paramount, has approved or recommended an Acquisition Proposal or has otherwise breached

ii.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Calico contained in the Arrangement Agreement shall have occurred that would cause certain conditions in the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by July 31, 2016; or

iii.

it has been notified in writing by Calico of a Calico Proposed Agreement (as such term is defined in the Arrangement Agreement) and either: (A) Paramount does not deliver an amended Arrangement proposal within five Business Days of delivery of the Calico Proposed Agreement to Paramount; or (B) Paramount delivers an amended Arrangement proposal but the Calico Board determines, acting in good faith that the Acquisition Proposal provided in the Calico Proposed Agreement constitutes a Superior Proposal in comparison to the amended Arrangement terms offered by Paramount;

	(d)	by Calico if:

i.

the Paramount Board fails to unanimously recommend or has withdrawn, amended, modified or qualified, in a manner adverse to Calico, its unanimous recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement, within three calendar days after having been requested to do so by Calico;

ii.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Paramount contained in the Arrangement Agreement shall have occurred that would cause certain conditions in the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by July 31, 2016; or

		iii.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid the Calico Termination Fee.

Break Fees and Reimbursement of Expenses

Each of the Parties is entitled to a termination fee of US$300,000 under certain circumstances. Paramount is entitled to a termination fee in certain circumstances, including: (a) the termination of the Arrangement Agreement by Paramount in connection with a Calico Change in Recommendation (as defined in the Arrangement Agreement) in the absence of a Paramount Material Adverse Effect; (b) the termination of the Arrangement Agreement by Calico in the event Calico wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Calico Shareholder approval or failure to close by the Effective Time, but only if a bona fide Acquisition Proposal for Calico was made or publicly announced by any Person other than Paramount, and within twelve (12) months following the date of such termination, Calico enters into a definitive agreement in respect of one or more Acquisition Proposals or there shall have been consummated one or more Acquisition Proposals for Calico.

Calico is entitled to a termination fee in the event of the termination of the Arrangement Agreement by Calico in connection with a Paramount Change in Recommendation (as defined in the Arrangement Agreement) other than as a result of the occurrence of a Calico Material Adverse Effect.

Appraisal Rights:	Under Nevada law, there are no appraisal rights for Paramount Stockholders in connection with the approval of the issuance of the Paramount Arrangement Shares.

Required Vote:

The issuance of the Paramount Arrangement Shares will be approved if the majority of Paramount Shares present, whether in person or by proxy, at the Meeting vote FOR the approval of the issuance of the Paramount Arrangement Shares. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

THE ARRANGEMENT

At the Meeting, Paramount Stockholders will be asked to consider and approve the issuance of the Paramount Arrangement Shares in connection with the Arrangement. The Arrangement, the Plan of Arrangement and the terms of the Arrangement Agreement are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan of Arrangement, which is attached as Appendix B to this Proxy Statement.

Principal Steps of the Arrangement

Following is a brief description of the principal steps of the Arrangement set out in the order they will occur:

Dissenting Shares

Each Calico Share held by a registered Calico Shareholder who has validly exercised his, her or its Dissent Rights in strict compliance with the requirements of the Plan of Arrangement and the Interim Order (a “Dissenting Shareholder”) will be transferred to Paramount and acquired by Paramount free and clear of any claims, liens or encumbrances, and each such Dissenting Shareholder will have the right to be paid the fair value in cash of his, her or its Calico Shares.

Exchange of Calico Shares for Paramount Shares

Each issued and outstanding Calico Shares (other than any Calico Shares held by a Dissenting Shareholder and other than the Calico Shares already held by Paramount) will be, and will be deemed to be, transferred by the holder thereof to Paramount and acquired by Paramount free and clear of any claims, liens or encumbrances in exchange for 0.07 of a Paramount Share.

Cancellation of Calico Options and Warrants

All Calico options and Calico warrants will be terminated and cancelled with no consideration payable therefor; and each holder of Calico options and Calico warrants will cease to have any rights as a holder of Calico options or Calico warrants.

BACKGROUND TO THE ARRANGEMENT

On April 17, 2015, Paramount was spun out of its then parent company, Paramount Gold & Silver Corp., and became a listed company on the NYSE MKT. The Paramount Board, together with its management team and advisors, has from time to time reviewed and considered various strategic opportunities available to Paramount. This has included evaluation of potential acquisitions of other companies or their assets. Prior to the spin out, Paramount had engaged Cantor Fitzgerald & Co. (“Cantor”) as its financial advisor.

On June 5, 2015, Glen Van Treek, Chief Executive Officer of Paramount and Carlo Buffone, Chief Financial Officer of Paramount contacted by telephone Rudi Fronk, Chairman of Calico, regarding a potential strategic transaction between Paramount and Calico.

On June 26, 2015, Paramount and Calico entered into a confidentiality agreement and Calico began to share non-public information with Paramount.

On August 17 and 18, 2015, Mr. Van Treek, Ms. Nancy Wolverson, Geologist and Paramount US Project Manager, and Mr. Richard DeLong, Paramount’s Environmental Consultant from Enviroscientist Inc. visited the Grassy Mountain project and Calico office in Vale, Oregon as part of the Company’s evaluation.

On August 20, 2015, Paramount retained Mine Development Associates from Reno Nevada to evaluate the Grassy Mountain resource and mine plans.

On September 22, 2015, Mr. Van Treek, Mr. Buffone, Christos Theodossiou, Director of Corporate Communications of Paramount, and David Smith, Chairman of the Paramount Board, met Mr. Fronk and Jay Layman, a director of Calico, for dinner in Denver to discuss ongoing due diligence progress.

On October 5, 2015, the Paramount Board met at Paramount’s corporate office in Winnemucca, Nevada. Management presented its evaluation of the Grassy Mountain project and Calico’s financial status. Management also updated the Paramount Board on other potential projects for acquisition. During the meeting, the Paramount Board formed the Paramount Special Committee to consider and evaluate a possible transaction with Calico. The Paramount Special Committee was comprised of David Smith and John Carden. Mr. Smith was appointed chair of the Paramount Special Committee.

On October 14, 2015, Carlo Buffone met Paul Parisotto, CEO of Calico, in Toronto to discuss a possible transaction between Paramount and Calico.

From November 11, 2015 to January 19, 2016, members of the Paramount Special Committee interviewed and considered several law firms and financial advisors to advise the committee. On December 8, 2015, the Paramount Special Committee retained Brownstein Hyatt Farber Schreck, LLP as its legal advisor and on January 28, 2016, the Paramount Special Committee retained ROTH Capital Partners, LLC as its Financial Advisor.

On December 7, 2015, Mr. Van Treek and Mr. Buffone met with Mr. Parisotto in Toronto to further discuss a potential transaction between the two companies.

On December 11, 2015, Paramount and Cantor amended their engagement letter.

On December 17, 2015, Paramount requested that LeClairRyan, Paramount’s corporate counsel, prepare a letter of intent for the acquisition of Calico. The letter of intent provided for the acquisition of the outstanding capital stock of Calico pursuant to a plan of arrangement. The letter of intent also contemplated $500,000 of interim debt financing to be provided by Paramount to Calico. A draft letter of intent was provided to Calico by Paramount on December 23, 2015.

On January 5, 2016, Calico responded to the proposed letter of intent objecting to the proposed exchange ratio and other provisions.

From time to time during the course of the discussions and negotiations between Paramount and Calico, the Paramount Special Committee met to receive updates and reports from Paramount management and financial presentations from Cantor, and to ask questions and provide initial feedback regarding the discussions and negotiations.

On January 8, 2016, the Paramount Board met and received a report from the Paramount Special Committee regarding the status of the discussions with Calico.

On January 11, 2016, Mr. Van Treek and Mr. Buffone met with Mr. Fronk in Toronto to discuss the letter of intent and the potential transaction.

On January 15, 2016, Paramount provided a revised letter of intent to Calico providing for an exchange ratio of 0.06273 of a Paramount Share for each Calico Share.

On January 25, 2016, Calico advised Paramount that it had formed a special committee of its board of directors (the “Calico Special Committee”) to consider Paramount’s proposal. The Calico Special Committee presented to Paramount a revised letter of intent reflecting an exchange ratio of 0.075 of a Paramount share for each Calico Share.

On February 3, 2016 and February 4, 2016, representatives of Paramount and Calico discussed in detail the terms of the letter of intent. On February 4, 2016, the letter of intent providing for a 0.070 exchange ratio was entered into by Calico and Paramount.

On February 16, 2016, LeClairRyan provided a draft of the definitive transaction agreement to Paramount. Paramount provided that draft to Calico. From February 16, 2016 until March 14, 2016, Paramount, Calico and their respective advisors engaged in the exchange of non-public information and negotiated the terms of that agreement.

On February 23, 2016, Bennett Jones, counsel to the Calico Special Committee, provided a revised draft of the Arrangement Agreement. Following a telephone conference between LeClairRyan and Bennett Jones, on February 26, 2016, Bennett Jones provided a revised draft of the Arrangement Agreement on February 29, 2016.

On March 1, 2016, Gowling WLG (Canada) LLP, Paramount’s Canadian counsel, provided to Bennett Jones drafts of the documents for the Interim Financing.

Having received and reviewed drafts of the primary proposed definitive transaction documents, the Paramount Special Committee met on March 4, 2016, to get another update from management on the status of the transaction. LeClairRyan provided a summary of the proposed definitive transaction documents.

On March 7, 2016, the Paramount Special Committee met to get further updates from management.

On March 11, 2016, the Paramount Special Committee held a meeting. The Special Committee received an update from LeClairRyan and the Financial Advisor regarding the status of discussions with Calico. Representatives of Brownstein Hyatt Farber Schreck reiterated its advice to the Paramount Special Committee as to its fiduciary duties (previously provided in a written memorandum and related discussions). Also at this meeting, representatives of the Financial Advisor reviewed with the Paramount Special Committee its financial analysis of the Arrangement Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated March 11, 2016, as more fully described below under the caption “—Summary of Financial Analysis and Opinion of Financial Advisor to Paramount Special Committee,” to the effect that, as of that date and based on and subject to assumptions made, matters considered and limits of its review by the Financial Advisor as set forth therein, the Arrangement Consideration is fair from a financial point of view to such holders of Paramount Shares. The written opinion of the Financial Advisor provided that the Paramount Board would be able to rely on such opinion. The Special Committee unanimously resolved to recommend that the Paramount Board approve the transactions contemplated by the Arrangement Agreement and the other transaction documents.

Later on March 11, 2016, the Paramount Board held a meeting. At this meeting, the Paramount Board received an update from Paramount’s management, LeClairRyan and the Financial Advisor regarding the status of discussions with Calico. Also at this meeting, representatives of the Financial Advisor reviewed with the Paramount Board the Financial Advisor’s financial analyses of the proposed transaction. LeClairRyan provided legal advice regarding the duties of the board in its consideration of the proposed transaction and a summary of the proposed final terms of the Arrangement Agreement, Calico Support Agreements and the other transaction documents. After discussion, the Paramount Board, having determined that the terms of the transaction documents and the transactions contemplated thereby were advisable and in the best interests of Paramount and its shareholders, unanimously approved and declared advisable the transaction documents and the transactions contemplated thereby, including the Arrangement Agreement.

Following the meeting, after further refinements of the definitive documentation, Paramount and Calico executed and delivered the transaction documents on the morning of March 14, 2016. Paramount issued a press release announcing the execution of the transaction documents on the morning of March 14, 2016 before the opening of trading on the NYSE MKT.

Calico Support Agreements

Pursuant to the Calico Support Agreements, each of the Supporting Calico Shareholders covenants with Paramount that the Supporting Calico Shareholder will (among other things):

(a)

not (A) sell, transfer, assign, grant a security interest in or otherwise dispose of any right or interest in any of the securities of Calico held by such Supporting Calico Shareholder, or (B) other than as set out in the Support Agreements, grant any proxies or powers of attorney or in any way transfer the voting rights attaching to such securities, call any meetings of Paramount Stockholders or Calico Shareholders (in each case as applicable) or give consents or approval of any kind with respect to any such securities; and

(b)

vote (or cause to be voted) all of the voting securities of Calico held by such Supporting Calico Shareholder at any meeting of the security holders of Calico, including the Calico Meeting: (A) in favor of the Share Exchange (as such term is defined in the Calico Support Agreements), the adoption of the Arrangement Agreement and any other matters necessary for the consummation of the Share Exchange and the other transaction contemplated by the Arrangement Agreement; and (B) against (i) any Acquisition Proposal, (ii) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between Calico and any other Person (other than the Share Exchange), (iii) any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Share Exchange or any of the transactions contemplated by the Arrangement Agreement or the Calico Support Agreements or any action or transaction that would result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company or any of its Subsidiaries contained in the Arrangement Agreement, or of the Supporting Calico Shareholder contained in the Calico Support Agreements, (iv) any change in the present capitalization or dividend policy of Calico or any amendment or other change to the Calico’s certificate of incorporation or bylaws, except if approved by Paramount and (v) any other change in the Calico’s corporate structure or business.

Court Approval of the Arrangement

An arrangement under the BCBCA requires approval of the Court.

Interim Order

On May ●, 2016, Calico obtained the Interim Order providing for the calling and holding of the meeting of Calico Shareholders, the dissent rights and certain other procedural matters.

Final Order

Subject to the terms of the Arrangement Agreement, and if the Calico Shareholders approve the Arrangement at the Calico Meeting in the manner required by the Interim Order, Calico intends to make an application to the Court for the Final Order.

The application for the Final Order approving the Arrangement is currently scheduled for June ●, 2016 at 9:45 a.m. (Vancouver time), or as soon thereafter as counsel may be heard, at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct.

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and that the Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Calico and Paramount may determine not to proceed with the Arrangement.

Regulatory Approvals

The Calico Shares are listed and posted for trading on the TSXV and the Paramount Shares are listed and posted for trading on the NYSE MKT. Completion of the Arrangement is subject to the conditions, among others, that: (a) Calico has received any required approval of the TSXV to the Arrangement; and (b) the Paramount Shares issuable pursuant to the Arrangement have been authorized for listing on the NYSE MKT. Calico has notified the TSXV of the Arrangement. Paramount has applied to list the Paramount Shares issuable to Calico Shareholders under the Arrangement on the NYSE MKT. Listing will be subject to fulfilling all the requirements of the NYSE MKT.

Completion of the Arrangement

The Arrangement will become effective on the Effective Date. The Effective Date is expected to be on or about June ●, 2016. However, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis, but in no event will completion of the Arrangement occur later than July 31, 2016, unless extended by mutual agreement between Calico and Paramount in accordance with the terms of the Arrangement Agreement.

Paramount after the Arrangement

On completion of the Arrangement, Paramount will own, directly or indirectly, all of the outstanding Calico Shares and it is expected that the business and operations of Calico, will be managed and operated as a subsidiary of Paramount. Calico Shareholders will become stockholders of Paramount and will hold approximately 46% of the issued and outstanding Paramount Shares after the Arrangement.

Following the Arrangement, Glen Van Treek will continue as the chief executive officer of Paramount and Carlo Buffone will continue as the chief financial officer of Paramount. Following the Arrangement, the Paramount Board will continue to consist of the five (5) existing Paramount directors:

David Smith, Chairman

Glen Van Treek

John Carden, Ph.D

Christopher Reynolds

Eliseo Gonzalez-Urien

Interested Parties

Apart from the members of management and the Paramount Board continuing to serve in such roles pursuant to their existing compensation arrangement with Paramount prior to the Arrangement and their current shareholdings and options in Paramount, no members of Paramount’s management or Board have a material interest in the Arrangement.

Difference in Rights of Paramount Stockholders as a Result of the Arrangement

There will be no change in the rights of Paramount Stockholders as a result of the Arrangement.

Accounting Treatment of the Arrangement

The Arrangement will be accounted for using the purchase method of accounting with Paramount as the acquirer.

THE ARRANGEMENT AGREEMENT

The following is a summary description of certain material provisions of the Arrangement Agreement, is not comprehensive and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which was filed by Paramount with the SEC on Form 8-K on March 17, 2016. Capitalized terms used but not otherwise defined herein have the meanings set out in the Arrangement Agreement and the Plan of Arrangement attached as Appendix B to this Proxy Statement.

The Arrangement

The Arrangement Agreement provides that Paramount will acquire all of the issued and outstanding Calico Shares by way of the Arrangement under the BCBCA. For more information regarding the Arrangement, see “The Arrangement - Principal Steps of the Arrangement”.

Representations, Warranties and Covenants of Calico

The Arrangement Agreement contains customary representations and warranties for transactions of this nature on the part of Calico in respect of matters pertaining to, among other things:

(a)	the ownership of its subsidiaries;

(b)	its incorporation and organization (and that of each of the Calico Material Subsidiaries);

(c)	its authority to enter into and to perform its obligations under the Arrangement Agreement;

(d)

its ability to execute and deliver the Arrangement Agreement and complete the transactions thereunder without violating its formation documents, any agreement to which it is a party, or applicable Laws;

(e)	its capitalization;

(f)	the absence of agreements that would impose restrictions upon the consummation of the Arrangement;

(g)	the absence of litigation, pending or threatened;

(h)	the due execution and delivery of the Arrangement Agreement;

(i)	its status as a “reporting issuer” and the absence of cease trade orders;

(j)	its audited annual financial statements;

(k)	its unaudited interim financial statements;

(l)	the correctness of its public reports and its compliance with all applicable disclosure obligations;

(m)	its compliance with the rules, regulations and policies of the TSXV:

(n)	the absence of defaults under applicable Law;

(o)	the absence of undisclosed liabilities;

(p)	its corporate records, minute books;

(q)	the ownership of its properties;

(r)	the filing of Tax returns and other Tax matters;

(s)	its compliance with licenses and permits;

(t)	its compliance with Environmental Laws and the absence of material adverse environmental conditions and other environmental matters;

(u)	its compliance with technical report filing requirements of Canadian securities regulators;

(v)	the absence of restrictions on its business practices;

(w)

the approval of the Arrangement Consideration by the Calico Board, its receipt of a fairness opinion regarding the Arrangement Consideration, and its unanimous recommendation to Calico Shareholders of the Arrangement Resolution;

(x)	the absence of certain adverse changes since June 30, 2015;

(y)	the maintenance of its books, records and accounts;

(z)	the disclosure of material agreements and the absence of any breach thereof;

(aa)	its insurance policies;

(bb)	certain employment matters and benefit plans;

(cc)	its mineral resources and real properties;

(dd)	the absence of certain commissions or fees;

(ee)	the absence of actual or threatened bankruptcy, winding-up, or similar proceedings and the solvency of Calico;

(ff)	the absence of the shareholders rights plan;

(gg)	its intellectual property;

(hh)	the independence of its auditors;

(ii)	the absence of certain indebtedness and interests in its property;

(jj)	certain anticorruption matters; and

(kk)	its making of full disclosure to Paramount.

The Arrangement Agreement, includes, among other things, negative and affirmative covenants of Calico customary for transactions of this nature, relating to among other things:

(a)

use of commercially reasonable efforts to apply for and obtain all consents, orders or approvals as necessary for the implementation of the Arrangement including the Interim Order, Final Order and TSXV approval and certain other matters in connection therewith;

(b)	filing of the Calico Circular in all required jurisdictions;

(c)	notification to Paramount upon the occurrence of certain events;

(d)	convene the Calico Meeting and solicit proxies in favor of the Calico Arrangement Resolution and attend to certain other matters in connection with same;

(e)	not incur expenses or liabilities or otherwise enter into transactions not in the ordinary course of business;

(f)	not issue or redeem any common shares of Calico or its subsidiaries;

(g)	not acquire any material asset; and

(h)	not enter into or modify any employment or similar agreement.

Representations, Warranties and Covenants of Paramount

(a)	The Arrangement Agreement contains customary representations and warranties for transactions of this nature on the part of Paramount in respect of matters pertaining to, among other things:

(b)	the ownership of its subsidiaries;

(c)	its incorporation and organization (and that of each of the Paramount Material Subsidiaries);

(d)	its authority to enter into and perform its obligations under the Arrangement Agreement;

(e)

its ability to execute and deliver the Arrangement Agreement and complete the transactions thereunder without violating its formation documents, any agreement to which it is a party, or applicable Laws;

(f)	its capitalization;

(g)	the validity of the Paramount Shares to be issued pursuant to the Arrangement;

(h)	the absence of agreements that would impose restrictions upon the consummation of the Arrangement;

(i)	the absence of litigation, pending or threatened;

(j)	the due execution and delivery of the Arrangement Agreement;

(k)	its reporting requirements and the absence of cease trade orders;

(l)	its audited annual financial statements;

(m)	its unaudited interim financial statements;

(n)	the correctness of its public reports and its compliance with all applicable disclosure obligations;

(o)	its compliance with the rules, regulations and policies of the NYSE MKT;

(p)	the absence of defaults under applicable Law;

(q)	the absence of undisclosed liabilities;

(r)	its corporate records, minute books;

(s)	the ownership of its properties;

(t)	the filing of Tax returns and other Tax matters;

(u)	its compliance with licenses and permits;

(v)	its compliance with Environmental Laws and the absence of material adverse environmental conditions;

(w)	the absence of restrictions on its business practices;

(x)

the approval of the Arrangement and the Arrangement Consideration by the Paramount Board of its receipt of a fairness opinion regarding same, and its unanimous recommendation to Paramount Stockholders to vote in favour of the Share Issuance Resolution;

(y)	the absence of certain adverse changes since June 30, 2015;

(z)	the disclosure material agreements and the absence of any breach thereof;

(aa)	its insurance policies;

(bb)	certain employment matters and benefit plans;

(cc)	its mineral resources and real properties;

(dd)	the absence of certain commissions or fees;

(ee)	the absence of actual or threatened bankruptcy, winding-up, or similar proceedings and the solvency of Paramount;

(ff)	the absence of the shareholders rights plan;

(gg)	its intellectual property;

(hh)	the independence of its auditors;

(ii)	the absence of certain indebtedness and interests in its property;

(jj)	certain anti-corruption matters; and

(kk)	is making of full disclosure to Calico.

The Arrangement Agreement includes, among other things, negative and affirmative covenants of Paramount customary for transactions of this nature, relating to among other things:

(a)	its efforts to obtain all required regulatory approvals, including the approval of the NYSE MKT;

(b)	the preparation of this Proxy Statement;

(c)	the convening of the Paramount Meeting and attend to certain matters regarding same;

(d)	notification being made to Calico upon the occurrence of certain events;

(e)	compliance with applicable Laws and the terms of the Interim Order and Final Order;

(f)	in addition to the Interim Financing, to provide additional financing in certain circumstances; and

(g)	other things necessary or desirable in order to consummate and make effective the transactions contemplated under the Arrangement Agreement.

Conditions to the Arrangement

The obligations of Calico and Paramount to consummate the Arrangement are subject to the satisfaction of certain mutual conditions relating to, among other things:

(a)	approval of the Calico Arrangement Resolution at the Calico Meeting;

(b)	the receipt of the Interim Order and the Final Order and necessary orders of the Court;

(c)	approval of the issuance of the Paramount Arrangement Shares at the Paramount Meeting;

(d)	the authorization for listing of the Paramount Arrangement Shares issuable under the terms of the Plan of Arrangement on the NYSE MKT;

(e)	the TSXV shall have accepted notice for filing in respect of Calico;

(f)	the receipt of all other required material consents, waivers, permits, order and approvals;

(g)

no provision of any applicable Laws and no judgment, injunction, order or decree shall be in effect which restrains or enjoins or otherwise prohibits the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement;

(h)

there shall not be pending or threatened any suit, action or proceeding by any Governmental Agency that would prohibit or materially restrict the acquisition by Paramount of any Calico Shares or impose any material condition or restriction that would be materially burdensome to the operations of Paramount or Calico;

(i)

the issuance of the Paramount Arrangement Shares to be issued to the Calico Shareholders being exempt from the registration requirements of the Securities Act and the registration and prospectus requirements of applicable Canadian securities legislation;

(j)

there shall not have been an amendment to Section 3(a)(10) of the Securities Act or a charge in the SEC’s interpretation of such section that would result in the Section 3(a)(10) exemption being not available to exempt the issuance of the Paramount Arrangement Shares; and

(k)	the Arrangement Agreement not having been terminated in accordance with its terms.

The obligations of Paramount to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Calico’s covenants; the accuracy of each of Calico’s representations and warranties; the absence of any Calico Material Adverse Change; the provision by Calico to Paramount, or before the Effective Date, of written resignations from all directors and officers of Calico; the Seabridge Put (as defined in the Arrangement Agreement) being modified in form and substance satisfying to Paramount; and Calico Shareholders holding no more than 5% of the outstanding Calico Shares shall have validly exercised their Dissent Rights.

The obligations of Calico to consummate the Arrangement are subject to the satisfaction of certain additional conditions relating to, among other things: the performance of all of Paramount’s covenants; the accuracy of each of Paramount’s representations and warranties; the absence of a Paramount Material Adverse Change; and Paramount having provided the Interim Financing on terms and in form and substance reasonably satisfying to Calico.

Non-Solicitation Covenants and Rights to Accept a Superior Proposal

From the date of the Arrangement Agreement until the earlier of the Effective Time or the time at which the Arrangement Agreement is terminated in accordance with its terms, Calico has agreed to certain non-solicitation covenants which provide, among other things, that it (and its or any of the Calico Material Subsidiaries) shall not, directly or indirectly, through any officer, director, employee, advisor, representative, agent or otherwise):

(a)

make, solicit, assist, initiate, encourage or otherwise facilitate any inquiries, proposals or offers from any Person (including any of its officers or employees) relating to any Acquisition Proposal for Calico, or furnish to any other Person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek to do any of the foregoing;

(b)

engage in any discussions or negotiations regarding, or provide any information in respect to, or otherwise co-operate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to make or complete any Acquisition Proposal; provided that Calico may communicate with any Person making an Acquisition Proposal for the purpose of clarifying the terms and conditions of such Acquisition Proposal and the likelihood of its consummation so as to determine whether such Acquisition Proposal is likely to lead to a Superior Proposal or advising such Person that the Acquisition Proposal could not reasonably be expected to result in a Superior Proposal;

(c)

withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in any manner adverse to Paramount, the approval or recommendation of the Calico Board or any committee thereof of the Arrangement Agreement or the Arrangement;

(d)	approve, recommend or remain neutral with respect to, or propose publicly to approve, recommend or remain neutral with respect to, any Acquisition Proposal involving Calico; or

(e)

accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking related to any Acquisition Proposal involving Calico (except as permitted under the Arrangement Agreement).

Notwithstanding the above, nothing will prevent the Calico Board before the Calico Meeting from considering, participating in any discussions or negotiations, or entering into a confidentiality agreement and providing information in accordance with the terms of the Arrangement Agreement, regarding an unsolicited bona fide written Acquisition Proposal that did not otherwise result from a breach of the Arrangement Agreement and that the Calico Board determines in good faith, is reasonably likely to constitute or lead to a Superior Proposal. Calico cannot consider, negotiate, accept or recommend an Acquisition Proposal after the date of the Calico Meeting.

Calico must promptly notify Paramount of any unsolicited bona fide Acquisition Proposal or any proposal, inquiry or offer that could lead to an Acquisition Proposal. Such notice must include a description of the material terms and conditions of any Acquisition Proposal, the identity of the Person making such proposal, inquiry or contact, a copy of any written form of Acquisition Proposal and any other documents representing the Acquisition Proposal. In addition, Calico must keep Paramount fully informed with respect to the status of any Acquisition Proposal or inquiry, and provide to Paramount copies of all correspondence and other written material sent or provided to or by Calico in connection with any Acquisition Proposal. If Calico provides confidential non-public information to a third party who has made an unsolicited bona fide written Acquisition Proposal, it must obtain a confidentiality agreement from the third party that is substantially similar to the Confidentiality Agreement. Calico must also send a copy of any such confidentiality agreement to Paramount and concurrently provide Paramount with a list or copies of the information provided to the third party and access to similar information if not already provided.

Provided Calico has complied with the foregoing, Calico may, before the Calico Meeting, accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal if the following conditions are met:

(a)	Calico has provided Paramount with

i.	a copy of the Superior Proposal document and any other documents representing the Superior Proposal;

ii.	written notice from Calico that there is a Superior Proposal; and

iii.

written notice from the Calico Board regarding the value in financial terms that the Calico Board has in consultation with its financial advisors determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(b)	five Business Days have elapsed since the date Paramount received the notice and documentation set out in paragraph (a) above (the “Match Period”); and

(c)	Calico has previously or concurrently paid to Paramount the Calico Termination Fee payable under the Arrangement Agreement, and terminated the Arrangement Agreement in accordance with its terms.

Right to Match

During the Match Period, Paramount has the right to propose to amend the terms of the Arrangement Agreement, and Calico must cooperate with Paramount with respect thereto, including negotiating in good faith with Paramount to enable Paramount to make such adjustments to the terms and conditions of the Arrangement Agreement and the Arrangement as Calico deems appropriate and as would enable Calico to proceed with the Arrangement and any related transactions on such adjusted terms. The Calico Board must review any proposal by Paramount to amend the terms of the Arrangement in order to determine, in good faith, whether Paramount’s proposal to amend the Arrangement would result in an Acquisition Proposal ceasing to be a Superior Proposal compared to the proposed amendment to the terms of the Arrangement. If the Calico Board so determines, it must enter into an amended agreement with Paramount reflecting the amended proposal. If the Calico Board continues to believe, in good faith and after consultations with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects the amended proposal, such party may terminate the Arrangement Agreement, provided that it concurrently pays to Paramount the Calico Termination Fee, if any, payable under the terms of the Arrangement Agreement and before or concurrently with such termination such party enters into a binding agreement, understanding or arrangement with respect to the Acquisition Proposal.

If, prior to the expiry of the Match Period, Paramount requests in writing that the Calico Meeting proceed in compliance with this Agreement then, notwithstanding any other provision of the Arrangement Agreement, Calico will not be permitted to terminate the Arrangement Agreement, but instead shall be permitted to enter into an agreement in respect of such Acquisition Proposal on the basis that it constitutes a Superior Proposal provided that such agreement (i) automatically terminates and is of no further force and effect, without any action on the part of the parties thereto, if the Calico Shareholder approval is obtained at the Calico Meeting, (ii) does not prevent the Calico Meeting from proceeding in accordance with the Arrangement Agreement; and (iii) does not impose any termination, expense reimbursement or other fees or payments or other similar obligations on Calico.

The Calico Board must promptly reaffirm its recommendation of the Arrangement by press release after (i) any Acquisition Proposal which the Calico Board determines not to be a Superior Proposal is publicly announced or made, or (ii) the Calico Board determines that a proposed amendment to the terms of the Arrangement would result in the Acquisition Proposal not being a Superior Proposal.

Termination

The Arrangement Agreement may be terminated at any time before the Effective Time, whether before or after the holding of the Meeting:

(a)	by mutual written agreement of Calico and Paramount;

(b)	by either Paramount or Calico if:

i.

the Effective Time does not occur on or before the July 31, 2016, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement;

ii.

the transactions contemplated under the Arrangement are illegal or otherwise prohibited with respect to any Law or are contrary to any injunction order, decree or ruling of a Governmental Entity that is final and non-appealable;

iii.	the Calico Shareholders fail to approve the Arrangement at the Calico Meeting in accordance with the Interim Order; and

iv.	Paramount Stockholders fail to approve the issuance of the Paramount Arrangement Shares.

(c)	by Paramount if:

i.

the Calico Board fails to unanimously recommend or has withdrawn, amended, modified or qualified, in a manner adverse to Paramount, its unanimous recommendation of the Arrangement, or fails to publicly reaffirm its unanimous recommendation of the Arrangement, within three calendar days after having been requested in writing to do so by Paramount, has approved or recommended an Acquisition Proposal or has otherwise breached the non-solicitation covenants under the Arrangement Agreement;

ii.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Calico contained in the Arrangement Agreement shall have occurred that would cause the conditions in Subsection 5.2(b) or 5.2(d) of the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by the July 31, 2016, as reasonably determined by Paramount and provided that Paramount is not then in breach of the Arrangement Agreement so as to cause any condition in Subsection 5.2(b) or Section 5.2(d) not to be satisfied; or

iii.

it has been notified in writing by Calico of a Calico Proposed Agreement in accordance with Section 7.1(e) of the Arrangement Agreement and either: (A) Paramount does not deliver an amended Arrangement proposal within five Business Days of delivery of the Calico Proposed Agreement to Paramount; or (B) Paramount delivers an amended Arrangement proposal but the Calico Board determines, acting in good faith and in the proper discharge of its fiduciary duties, that the Acquisition Proposal provided in the Calico Proposed Agreement constitutes a Superior Proposal in comparison to the amended Arrangement terms offered by Paramount.

(d)	by Calico if:

i.

the Paramount Board fails to unanimously recommend or has withdrawn, amended, modified or qualified, in a manner adverse to Calico, its unanimous recommendation of the Arrangement or fails to publicly reaffirm its unanimous recommendation of the Arrangement, within three calendar days after having been requested to do so by Calico;

ii.

a breach of any representation or warranty or failure to perform any covenant of Paramount contained in the Arrangement Agreement occurs that would cause the conditions in Subsection 5.3(c) or 5.3(e) of the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by July 31, 2016, as reasonably determined by Calico and provided that Calico is not then in breach of the Arrangement Agreement so as to cause any condition in Subsection 5.3(c) or Section 5.3(e) not to be satisfied; or

iii.	it wishes to enter into a binding written agreement with respect to a Superior Proposal and has paid to Paramount the Calico Termination Fee.

Entitlement to Termination Fees and Reimbursement of Expenses

Pursuant to the Arrangement Agreement, each of the Parties is entitled to a termination fee of $300,000 under certain circumstances.

Paramount is entitled to the Calico Termination Fee in certain circumstances, including: (i) the termination of the Arrangement Agreement by Paramount in connection with a Calico Change in Recommendation other than as a result of the occurrence of a Paramount Material Adverse Effect; (b) the termination of the Arrangement Agreement by Calico in the event Calico wishes to enter into a binding written agreement with respect to a Superior Proposal; or (c) the termination of the Arrangement Agreement by either Party in connection with the failure to obtain the required Calico Shareholder approval or failure to close by the Effective Time, but only if: (1) a bona fide Acquisition Proposal for Calico shall have been made or publically announced and (2) within twelve (12) months following the date of such termination, Calico (A) enters into a definitive agreement in respect of an Acquisition Proposal or (B) consummates an Acquisition Proposal.

Calico is entitled to the Paramount Termination Fee upon termination of the Arrangement Agreement by Calico in connection with a Paramount Change in Recommendation (as defined in the Arrangement Agreement) other than as a result of the occurrence of a Calico Material Adverse Effect.

Except as provided in Section 6 of the Arrangement Agreement, all expenses incurred in connection with the Arrangement and the transactions contemplated thereby must be paid by the Party incurring such expenses.

Amending the Terms of the Arrangement Agreement

The Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before the Effective Date, be amended by written agreement of the Parties without, subject to applicable law, further notice to or authorization on the part of the Calico Shareholders or the Paramount Shareholders, as applicable.

CALICO AND PARAMOUNT INFORMATION

Calico

Calico is an exploration and development stage company, incorporated on June 17, 1998 pursuant to the BCBCA, and is engaged principally in the acquisition, exploration and development of mineral property interests. The Company’s main focus is the ongoing development of its 100% owned Grassy Mountain Gold Project, located in Oregon, USA

For further details regarding Calico’s business please see Appendix D “Information regarding Calico” which is incorporated herein by reference.

Contact Information

The principal executive office of Calico is located at 615-800 West Pender Street, Vancouver, British Columbia, Canada V6L ZV6. Calico’s telephone number is 604-681-6855.

Paramount Gold Nevada Corp.

Description of Business

Paramount is an emerging growth company engaged in the business of precious metals exploration primarily in Nevada, USA. Our business strategy is to acquire and develop known precious metals deposits in mineralized geological environments in North America. This strategy helps reduce discovery risks as exploration programs can be designed using existing geological drilling data and significantly increases the efficiency and effectiveness of exploration programs. By developing known deposits, we spend less time trying to discover new areas of mineralization. Our projects are located near successful operating mines. This greatly reduces the related costs for infrastructure requirements at the exploration stage and eventually for mine construction and operation.

Paramount’s principal Nevada interest, the Sleeper Gold Project, is located in Humboldt County, Nevada, and was a producing mine until 1996. Paramount has no proven reserves at its Sleeper Gold Project in Nevada. Our work on the Sleeper Gold Project is consistent with Paramount’s strategy of expanding and upgrading known, large-scale precious metal occurrences in established mining camps, defining their economic potential and then partnering them with nearby producers.

Description of Paramount Shares

Paramount is authorized to issue 50,000,000 Paramount Shares. As of March 14, 2016, there were 8,518,791 Paramount Shares issued and outstanding. Each record holder of a Paramount Share is entitled to one vote for each Paramount Share held on all matters properly submitted to the Stockholders for their vote.

Holders of our common stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors. The holders of our common stock do not have cumulative voting rights in the election of directors.

Upon our liquidation, dissolution or winding-up and after payment in full of all amounts required to be paid to creditors, the holders of our common stock will be entitled to receive pro rata our remaining assets available for distribution. Holders of our common stock do not have preemptive, subscription, redemption or conversion rights. The common stock will not be subject to further calls or assessment by us. There will be no redemption or sinking fund provisions applicable to the common stock. All shares of our common stock that will be outstanding at the time of the completion of the offering will be fully paid and non-assessable.

Paramount has not paid any cash dividend to date, and the Company has no intention of paying any cash dividends on Paramount Shares in the foreseeable future. The declaration and payment of dividends is subject to the discretion of the Paramount Board and to certain limitations imposed under the Nevada state law. The timing, amount and form of dividends, if any, will depend on, among other things, our results of operation, financial condition, cash requirements and other factors deemed relevant by the Paramount Board.

Contact Information

Paramount currently maintains its administrative office at 665 Anderson Street, Winnemucca, Nevada. The telephone number of Paramount’s administrative office is 866-481-2233 (toll free) or 775-625-3600.

RISK FACTORS RELATING TO THE ARRANGEMENT

In evaluating the Arrangement, Paramount Stockholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by Paramount, may also adversely affect the Paramount Shares, and/or the business of Paramount following the Arrangement.

Paramount and Calico may not be able to complete the acquisition or may elect to pursue a different strategic transaction, which may not occur on commercially reasonably terms or at all.

Paramount cannot assure you that the acquisition of Calico will close in a timely manner or at all. The Arrangement Agreement is subject to many closing conditions and termination rights. If Paramount does not complete the transactions contemplated by the Arrangement Agreement, the Paramount Board may elect to attempt to complete a different strategic transaction. Attempting to complete different strategic transactions would prove to be costly and time consuming, and Paramount cannot make any assurances that a future strategic transaction will occur on commercially reasonable terms or at all.

The combined company may not realize the benefits from the transaction because of various challenges.

The acquisition will involve the integration of companies that previously operated independently. Paramount’s ability to realize the anticipated benefits of the acquisition will depend, in part, upon the following:

•	the ability of Paramount to successfully integrate Calico’s business and processes with those of Paramount;

•	how efficiently Paramount’s officers can manage the operations of the combined company;

•	the amount of charges associated with the purchase accounting for the acquisition;

•	economic conditions affecting both the general economy and the mining industry in particular; and

•	the actual closing date of the acquisition.

Some of these factors are also outside the control of either company. One or more of these factors could result in increased operating costs, lower revenues, lower earnings or losses or negative cash flows, any of which could reduce the price of Paramount’s stock, harming your investment.

If the proposed acquisition is not consummated, Paramount will have incurred substantial costs that may adversely affect Paramount’s financial results and operations and the market price of Paramount Shares.

Paramount has incurred and will incur substantial costs in connection with the proposed acquisition. These costs are primarily associated with the fees of financial advisors, attorneys and accountants. In addition, Paramount has diverted significant management resources in an effort to complete the acquisition. If the acquisition is not completed, Paramount will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.

The completion of the acquisition is subject to several conditions and risks, including, among other things, the risk that either Calico or Paramount will fail to obtain the required approvals. If the acquisition is not completed, the price of Paramount Shares may decline.

The increased number of Paramount Shares as a result of the issuance of Paramount Shares pursuant to the proposed acquisition may increase the volatility of Paramount’s share price.

Although the issuance of Paramount Shares in connection with the acquisition should increase liquidity in the market for such Paramount Shares, there may be greater volatility of market prices in the near term pending the creation of a stable stockholder base. Any such volatility could result in a decline in the market price of Paramount Shares.

The value of Paramount Shares may be adversely affected by any inability of the combined company to achieve the benefits expected to result from the completion of the Arrangement.

Achieving the benefits of the Arrangement will depend in part upon meeting the challenges inherent in the successful combination of business enterprises of the size and scope of Paramount and Calico and the possible resulting diversion of management attention for an extended period of time. There can be no assurance that the combined company will meet these challenges and that such diversion will not negatively impact the operations of the combined company following the closing of the Arrangement.

The combined company may not realize the benefits of its growth projects.

As part of its strategy, the combined company will continue existing efforts and initiate new efforts to develop gold and other mineral projects and will have a larger number of such projects as a result of the proposed acquisition. A number of risks and uncertainties are associated with the development of these types of projects, including political, regulatory, design, construction, labor, operating, technical and technological risks and uncertainties relating to capital and other costs and financing risks. The failure to successfully develop any of these initiatives could have a material adverse effect on the combined company’s financial position and results of operations.

REGULATORY APPROVALS

In addition to approval by both the Paramount Stockholders and Calico Shareholders, the consummation of the Arrangement is contingent on (i) court approval under the BCBCA and a declaration following a court hearing that the Arrangement is fair to Calico security holders; (ii) approval from the NYSE MKT for the listing of the Paramount Shares issuable pursuant to the Arrangement on the NYSE MKT; and (iii) the TSXV having accepted notice for filing in respect to Calico. There is no assurance that such approvals will be obtained.

FAIRNESS OPINION

Opinion of ROTH Capital Partners, LLC

On March 11, 2016, ROTH Capital Partners, LLC (“Roth”) rendered its written opinion to the Special Committee of Paramount’s Board as to the fairness, from a financial point of view, of the Arrangement Consideration to the Paramount Stockholders.

Roth’s opinion was directed to the Special Committee of Paramount’s Board (in its capacity as such) and only addressed the fairness to Paramount’s Stockholders, from a financial point of view, of the Arrangement Consideration payable to Paramount Stockholders provided for in the Arrangement pursuant to the Arrangement Agreement and did not address any other aspect or implication of the

Acquisition Proposal. The summary of Roth’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Appendix C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Roth in preparing its opinion. However, neither Roth’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any Paramount Stockholder as to how such stockholder should act or vote with respect to any matter relating to the Arrangement.

In arriving at its opinion, Roth, among other things:

(i)	reviewed drafts of the Arrangement Agreement, Plan of Arrangement, Share Issuance Resolution in the forms of drafts thereof dated March 1, 2016, and related ancillary documents;

(ii)	reviewed certain publicly available and other business and financial information provided (or caused to be made available to Roth) by Paramount;

(iii)	reviewed certain internal financial statements and other financial and operating data concerning Calico provided (or caused to be made available to Roth) by Paramount;

(iv)	reviewed certain financial forecasts relating to Calico prepared by the management of Calico (the “Calico Forecasts”) and provided (or caused to be made available to us) by Paramount;

(v)

discussed the past and current operations, financial condition and prospects of each of Calico and Paramount with senior management of Paramount, including the assessments of senior management of Paramount as to the liquidity needs of, and financing alternatives and other capital resources available to, Calico;

(vi)	participated in certain discussions with senior management of Paramount regarding their assessment of the strategic rationale for, and the potential benefits of, the Arrangement;

(vii)

compared the financial performance of Paramount and Calico, and their prices and trading activity respectively with that of certain publicly-traded companies we deemed relevant in preparing this opinion;

(viii)

compared certain financial terms of the Arrangement to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant in preparing this opinion;

(ix)	participated in discussions with certain representatives of Paramount, and its professional advisors; and

(x)

performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which we deemed relevant in preparing this opinion.

In arriving at its opinion, Roth relied upon and assumed, without independent verification, the accuracy and completion of the information that was publicly available or supplied or otherwise made available to Roth by Paramount. With respect to the Calico Forecasts, Roth assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Calico as to the future financial performance of Calico. Roth did not assess the achievability of any projections or the assumptions on which they were based, and expressed no view as to such projections or assumptions. In addition, Roth did not assume any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of Paramount or Calico, nor was it furnished with any such valuation or appraisal. In addition, Roth did not assume any obligation to conduct, nor did it actually conduct, any physical inspection of the properties or facilities of Paramount or Calico.

Roth relied upon and assumed, without independent verification, that (i) the Arrangement will be consummated substantially in accordance with the terms set forth in the Arrangement Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange

Act of 1934, as amended, British Columbia Business Corporations Act, and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of NYSE MKT, LLC, TSC Venture Exchange and any other applicable exchanges (collectively, “Securities and Exchange Rules”), (ii) the representations and warranties of each party in the Arrangement Agreement are true and correct (except to the extent such representations and warranties may be reasonably construed as a determination or conclusion of or by any such party regarding the fairness of the Arrangement), (iii) each party to the Arrangement will perform on a timely basis all covenants and agreements required to be performed by it under the Share Implementation Agreement, and (iv) all conditions to the consummation of the Arrangement will be satisfied without waiver thereof. Roth further assumed that the final Arrangement Agreement when signed by all relevant parties will conform in all material respects to the draft Arrangement Agreement dated March 1, 2016, and that the Arrangement will be consummated as described in the draft Arrangement Agreement. Roth further assumed that all governmental, regulatory and other consents and approvals contemplated by the Arrangement Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on Paramount or Calico or on the contemplated benefits of the Arrangement.

Roth’s opinion addressed only the fairness, from a financial point of view, as of March 11, 2016, of the Arrangement Consideration to the Paramount Stockholders. Roth’s opinion did not in any manner address any other aspect or implication of the Arrangement or any agreement, arrangement or understanding entered into in connection with the Arrangement or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration to be received by the Paramount Stockholders in the Arrangement. Roth’s opinion also does not address the relative merits of the Arrangement as compared to any alternative business strategies that might exist for Paramount, the underlying business decision of Paramount to proceed with the Arrangement, or the effects of any other transaction in which Paramount might engage. The issuance of this opinion was approved by an authorized internal fairness committee of Roth in accordance with its customary practice. The opinion was necessarily based on economic, monetary, market, financial and other conditions as they exist and can be evaluated, and the information made available to Roth, as of March 11, 2016. Roth did not express any opinion as to the underlying valuation, future performance or long-term viability of Paramount or Calico. Further, Roth did not express any opinion as to the actual value of the shares of Paramount when issued pursuant to the Arrangement Agreement or the prices at which shares of Paramount will trade at any time before, after or during the Arrangement. Roth did not undertake, and is under no obligation, to update, revise or reaffirm its opinion based on any subsequent developments or events or otherwise. In its opinion, Roth did not address any legal, tax or accounting matters.

The following is a summary of the material financial analyses performed by Roth in preparing its written opinion, dated March 11, 2016, to Paramount’s Board.

For purposes of its analysis, Roth calculated the exchange ratio driven off of Paramount’s 20-day volume weighted average price (“VWAP”) as of March 10, 2016, to be 0.070 Paramount shares for one Calico share. Based on this exchange ratio, Paramount’s share price (VWAP as of March 10, 2016) and the 20-day VWAP of Paramount shares (as of March 10, 2016), Roth calculated the implied equity value of Calico to be $8.7 million and, accounting for debt and cash figures provided by management, as of December 31, 2015, Roth calculated the implied enterprise value to be $8.4 million (“Implied Enterprise Value”).

Trading Prices

Roth reviewed the per share trading prices for Calico shares during the 52 week period prior to March 10, 2016, and observed the lowest price was $0.046 and the highest price was $0.111. Roth compared these prices to $0.085, the implied offer price to be paid per Calico share in the Transaction, calculated using the exchange ratio and Paramount’s 20-day VWAP.

Comparable Companies Analysis

Roth performed an analysis of Calico’s offer multiple against the multiples of Harte Gold, Moneta Porcupine, Midas Gold, Corvus Gold, Pershing Gold and Integra Gold. Roth chose these companies because of their similarities to the operations of Calico. They are U.S. or Canada-listed, publicly traded metals and mining companies with exposure to gold and have a market capitalization below $200 million.

For Calico and each of the selected companies, Roth calculated and compared various financial multiples and ratios of Calico and the selected comparable companies based on management projections each respective company’s public filings for historical information from Capital IQ.

In its review of the selected companies, Roth considered, among other things, (i) price as a multiple of book value, and (ii) enterprise values as a multiple of reported revenue for the latest twelve-month period (“LTM”).

		Diluted Shares	Share Price 03/10/16	Mkt. Cap 03/10/16	TEV 03/10/16	Mineral Resources	Price/ Book	Enterprise Value/ Resource
	Minimum	23.8	$0.078	$24.1	$23.7	0.4	0.2x	6.3x
	25th percentile	104.1	$0.169	$31.9	$31.0	1.0	1.2x	12.1x
	Median	186.9	$0.318	$47.0	$43.4	1.6	2.1x	43.5x
	75th percentile	283.4	$0.494	$77.5	$70.3	3.6	5.0x	66.4x
	Maximum	396.6	$3.670	$134.9	$115.7	6.5	13.8x	97.9x
Calico	—	102.4	$0.085	$8.7	$8.0	1.7	0.8x	5.1x

1)	Source: Capital IQ & Management Projections. All values in USD millions

Enterprise Value = Market Cap + Net Debt

Calico multiples based on management projections. Resources in millions of ounces

Precedent Transaction Analysis

Roth performed an analysis of selected change of control transactions in the mining space that in Roth’s judgment were comparable for purposes of its analysis. The transaction values ranged from $8 million to $761.8 million and closed between January 1, 2012 and the present. Transactions without publicly available data were not considered in Roth’s analysis. The target in each transaction had exposure to gold, either via exploration, mining or development.

For each of the selected transactions, Roth reviewed the enterprise value in the transaction as a multiple of LTM revenue, LTM EBITDA, and LTM mineral resources, and reviewed Calico’s offer multiple against the multiples paid in these comparable transactions. Such multiples for the selected transactions were based on publicly available information at the time of the relevant transaction. The selected transactions analyzed are set out in the following table:

Date	Target	Buyer
01/26/16	St Andrew Goldfields	Kirkland Lake Gold
12/24/15	Mission Gold	Northern Dynasty Minerals
07/07/15	Coastal Gold	First Mining Finance
05/05/15	Callinan Royalties	Altius Minerals
04/28/15	Gold Royalties	Sandstorm Gold
09/10/14	Elgin Mining	Mandalay Resources
04/04/14	Marigold Mine in Nevada	Silver Standard Resources
03/05/14	Brigus Gold	Primero Mining
12/20/13	International Minerals	Hochschild Mining
06/01/13	Hecla Quebec	Hecla Mining
03/22/13	Aurbec Mines	Maudore Minerals
12/28/12	Queenston Mining	Osisko Mining
10/19/12	Geomark Exploration	Pine Cliff Energy
08/17/12	Bullion Monarch Mining	Eurasian Minerals
07/16/12	URSA Major Minerals	Wellgreen Platinum
07/03/12	Silvermex Resources	First Majestic Silver

		Transaction Value ($mm)	Price/Book Value	Enterprise Value/ Resource
	Minimum	$8.0	0.8x	9.3x
	25th percentile	$17.5	1.0x	28.2x
	Median	$82.1	1.1x	65.5x
	75th percentile	$272.0	2.2x	112.1x
	Maximum	$761.8	5.3x	179.8x
Calico	—	$8.4	0.8x	5.1x

Premiums Paid Analysis

Roth performed an analysis of the premiums paid in 24 acquisitions, from January 1, 2015 to the present, by publicly traded companies in the diversified metals and mining, gold or precious metals space. Using publicly available information, Roth reviewed the transaction value, calculated the premium each transaction price represented relative to the stock price for the 1-day, 7-day and 30-day period, and then compared the premiums so calculated to the premiums paid in comparable transactions.

Roth used the share prices listed above as the most appropriate time frame for comparison in its analysis. The results of this analysis are summarized in the following table:

Date	Target	Buyer
01/26/16	St Andrew Goldfields	Kirkland Lake Gold
12/24/15	Mission Gold	Northern Dynasty Minerals
12/22/15	Northern Gold Mining	Oban Mining
11/17/15	PC Gold	First Mining Finance
11/17/15	Gold Canyon Resources	First Mining Finance
10/01/15	Romarco Minerals	OceanaGold
09/25/15	North Country Gold	Auryn Resources
09/18/15	Temex Resources	Lake Shore Gold
09/10/15	Woulfe Mining	Almonty Industries
08/25/15	Corona Gold	Oban Mining
08/25/15	Ryan Gold	Oban Mining
08/25/15	Eagle Hill Exploration	Oban Mining
08/07/15	Cortez Gold	Starcore International
07/07/15	Coastal Gold	First Mining Finance
06/22/15	Mega Precious Metals	Yamana Gold
06/19/15	Sunward Resources	NovaCopper
06/09/15	Soltoro	Agnico Eagle Mines
05/26/15	Newstrike Capital	Timmins Gold
05/05/15	Callinan Royalties	Altius Minerals
04/17/15	Coeur San Miguel	Coeur Mining
02/18/15	Chaparral Gold	Goldrock Mines; Waterton
02/17/15	Osisko Exploration	Osisko Gold Royalties
01/20/15	Duluth Metals	Antofagasta
01/01/15	Bayfield Ventures	New Gold

		Transaction Value ($mm)	1-Day Stock Premium (%)	7-Day Stock Premium (5)	30-Day Stock Premium (%)
	Minimum	$6.5	(4.3)	(4.3)	(8.9)
	25th percentile	$13.4	26.3	25.0	14.3
	Median	$18.4	45.9	49.3	50.3
	75th percentile	$90.9	135.2	123.7	114.4
	Maximum	$660.1	542.9	349.9	306.3
Calico	—	$8.4	28.4	65.8	51.1

Net Present Value Analysis

Roth performed a net present value analysis of the Arrangement by calculating the estimated net present value of the unlevered, after-tax free cash flows attributable to shareholders of Calico as forecasted to be generated in 2018 to 2025 by accounting for revenue, earnings before interest and taxes (“EBIT”), change in working capital, income tax, and life of mine capital (“LoM Capital”). All of the information used in Roth’s analysis was based on publicly available sources and the financial projections provided by Calico’s management.

In performing its discounted cash flow analysis, Roth calculated the estimated present values of Calico’s unlevered, after-tax free cash flows attributable to shareholders of Calico that Calico forecasted to generate in 2018 to 2025 by applying a discount rate of 10.1%, reflecting Roth’s estimates of Calico’s weighted-average cost of capital. The weighted-average cost of capital was calculated by adding (a) the market value of equity as a percentage of the total market value of Calico’s capital multiplied by Calico’s estimated cost of equity, and (b) the market value of debt as a percentage of the total market value of Calico’s capital multiplied by Calico’s estimated after-tax market cost of debt. Calico’s estimated cost of equity was calculated using the Capital Asset Pricing Model which took into account Calico’s beta, betas of comparable companies, the risk-free rate, a historical equity market risk premium, a historical small capitalization risk premium, which risk premiums were sourced from US Market Premium—Ibbotson 2012, and an industry risk premium.

Based on the foregoing, to arrive at the implied price per share, Roth added the sum of the present value of free cash flows to the product of the measured and indicated gold resources times the dollars per pound, and subtracted the enterprise value to arrive at the net present value of $38.1 million.

Other Data and Considerations

Roth also considered additional facts and data, including the high and low trading prices for Calico’s stock over the 52 weeks prior to March 10, 2016 and the premiums paid for other listed mining companies that had exposure to gold. Roth also analyzed the ratio of enterprise value to measured and indicated resource data for both publicly traded comparable companies and precedent transactions. Roth also completed an exchange ratio analysis from April 15, 2015 to March 10, 2016.

The summary set forth above does not purport to be a complete description of the analysis performed by Roth, but simply describes, in summary form, the material analysis that Roth conducted in connection with rendering its opinion.

The preparation of a fairness opinion is a complex process and not readily susceptible to partial analysis or summary description. In arriving at its opinion, Roth did not attribute any particular weight to any analysis or factors it considered and did not form an opinion as to whether any individual analysis or factor, considered in isolation, supported or failed to support its opinion. Rather, Roth considered the totality of the factors and analysis performed in determining its opinion. Accordingly, Roth believes that the summary set forth above and its analysis must be considered as a whole and that selecting portions thereof, without considering all of its analysis, could create an incomplete view of the processes underlying its analysis and opinion.

Roth based its analysis on numerous assumptions, including assumptions concerning general business and economic conditions and industry-specific factors. Roth’s analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be significantly higher or lower than those indicated. Moreover, Roth’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

Other Matters

The Special Committee of Paramount’s Board retained Roth based on Roth’s experience and reputation. Roth is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations, and for other purposes. Roth will receive a fee of $105,000 for its services and legal expenses, no portion of which is contingent upon the successful completion of the Arrangement. Paramount has also agreed to reimburse Roth for certain expenses and to indemnify Roth, its affiliates and certain related parties against certain potential losses, claims, damages and liabilities arising out of Roth’s engagement. In the two years prior to the date of its opinion, Roth has not provided any services to the Paramount where it received a fee.

Roth, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with Arrangements and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Roth is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of Roth’s investment banking business, Roth, its affiliates, directors and officers may at any time acquire, hold or sell, for our and our affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Paramount or Calico, and, accordingly, may at any time hold a long or a short position in such securities.

The full text of the Fairness Opinion is attached to this Proxy Statement as Appendix C and incorporated by reference into this Proxy Statement. We urge you to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at the Opinion.

HISTORICAL CALICO FINANCIAL STATEMENTS

The audited financial statements of Calico as at and for the fiscal years ended June 30, 2015 and 2014 and the unaudited interim financing statements of Calico as at and for the six month periods ended December 31, 2015 and 2014 are presented in Appendix E “Historical Financial Statements of Calico” and are hereby incorporated by reference. The financial statements have been prepared on the basis of IFRS accounting standards. The financial statements are prepared in Canadian dollars.

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

AND UNAUDITED PER SHARE DATA

The following tables set forth selected unaudited pro forma historical financial information and unaudited pro forma per share information. The pro forma amounts included in the tables below are presented as if the acquisition had been consummated for all periods presented, have been prepared in accordance with U.S. GAAP, but have not been audited. You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of Calico included in Appendix E to this Proxy Statement (including the related Management’s Discussion and Analysis included in Appendix D to this Proxy Statement), the consolidated financial statements and accompanying notes of Paramount Gold Nevada Corp. (including Management’s Discussion and Analysis) contained in Paramount’s annual reports on Form 10-K and quarterly reports on Form 10-Q, and the unaudited pro forma combined financial statements and accompanying discussions and notes included in Appendix F to this Proxy Statement. The pro forma amounts in the tables below are presented for informational purposes. You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the combined company that would have actually occurred had the acquisition been consummated during the periods presented or of the future financial position or future results of operations of the combined company.

Pro Forma Combined Paramount and Calico

Paramount and Calico each report its financial results on a fiscal year basis ending June 30 of each year. All unaudited pro forma balance sheet data is presented as of March 31, 2016.

Pro Forma Selected Financial Data

The following table shows summary unaudited pro forma condensed financial information about the financial condition results of operations of the combined company the consummation of the merger. The merger will be accounted for using the purchase method of accounting, with Paramount as the acquirer.

The historical financial information has been adjusted to give effect to events that are directly attributable to the transaction and factually supportable. The summary unaudited pro forma financial information does not reflect any cost savings or associated costs to achieve such savings from operating efficiencies, synergies or other restructuring that may result from the merger and excludes an estimated $1.0 million of transaction related fees and expenses. In addition, the summary unaudited pro forma condensed financial information has been presented for informational purposes only and is not necessarily indicative of what Paramount’s financial position or results of operations actually would have been. Furthermore, the summary unaudited pro forma financial information does not purport to project the future financial position or operating results of Paramount.

The summary unaudited pro forma balance sheet information has been prepared as of March 31, 2016 and gives effect to the transaction as if it had occurred on that date.

The summary unaudited pro forma financial information set forth below has been derived from and should be read in conjunction with the historical consolidated financial statements of Calico, which are included the proxy statement.

	Paramount As of March 31, 2016	Calico As of December 31, 2015	Pro Forma Adjustments	Pro Forma Combined

Assets
Current Assets
Cash and cash equivalents	$7,070,985	$356,302		$7,427,287
Prepaid and deposits	219,939	5,011		224,950
Accounts receivable	-	9,513		9,513
Promissory note receivable	300,000	-	(300,000)	-
Prepaid insurance, current portion	36,778	-		36,778

Total Current Assets	7,627,702	370,826	(300,000)	7,698,528

Non-Current Assets
Mineral properties	28,036,135	10,733,891	(1,774,269)	36,995,757
Property and equipment	13,389	-		13,389
Reclamation bond	2,386,336	-		2,386,336

Total Non-Current Assets	30,435,860	10,733,891	(1,774,269)	39,395,482

Total Assets	$38,063,562	$11,104,717	$(2,074,269)	$47,094,010

Liabilities and Stockholders’ Equity
Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$326,205	$653,285		$979,490

Total Current Liabilities	326,205	653,285	-	979,490

Non-Current Liabilities
Reclamation and environmental obligation	1,280,270	-		1,280,270

Total Liabilities	1,606,475	653,285	-	2,259,760

Stockholders’ Equity
Common stock, par value $0.01, 50,000,000 authorized shares, 8,518,791 issued and outstanding at March 31, 2016 and at June 30, 2015	85,188	13,449,598	(13,377,886)	156,900
Additional paid in capital	64,989,672	1,797,960	6,507,491	73,295,123
Deficit	(28,617,773)	(7,109,856)	7,109,856	(28,617,773)
Accumulated other comprehensive loss	-	2,313,730	(2,313,730)	-

Total Stockholders’ Equity	36,457,087	10,451,432	(2,074,269)	44,834,250

Total Liabilities and Stockholders’ Equity	$38,063,562	$11,104,717	$(2,074,269)	$47,094,010

Historical and Pro Forma Per Share Information

The following table sets forth, for the nine months ended March 31, 2015 and the year ended June 30, 2015, selected per share information for Paramount’s common stock on a historical basis and pro forma equivalent basis. Except for the historical information as of and for the year ended June 30, 2015, the information in the table is unaudited. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the future operating results or financial position of Paramount. You should read the data with the historical consolidated financial statements and related notes of Paramount contained with this prospectus.

Paramount’s pro forma book value per share was calculated by dividing total pro forma common stockholders’ equity by pro forma equivalent common shares.

	As of and for the Nine Months Ended March 31, 2016	As of and for the Year Ended June 30, 2015

Historical Data Per Common Share
(50,000,000 authorized shares, par value $0.01, 8,518,791 issued and outstanding)
Loss from operations	$2,573,533	$3,014,850
Net Loss	2,637,561	5,231,207
Net Loss per share	$0.31	$0.64
Dividends declared per common share	-	-
Book value per share	$4.28	$4.53

	As of and for the Nine Months Ended March 31, 2016	As of and for the Year Ended June 30, 2015

Pro Forma Equivalent Per Common Share
(50,000,000 authorized shares, par value $0.01, 15,690,000 issued and outstanding)
Loss from operations	$4,621,005	$6,264,350
Net Loss	4,681,874	8,481,153
Net Loss per share	$0.30	$0.54
Dividends declared per common share	-	-
Book value per share	$2.86	N/A

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS

The unaudited pro forma condensed combined financial statements of Paramount and Calico are presented in Appendix F “Pro Forma Financial Statement of Paramount” and are hereby incorporated by reference. The unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of Paramount and Calico adjusted to give effect to the proposed acquisition of Calico by Paramount, and the related issuance of 7,171,209 Paramount Shares as consideration for the purchase.

Paramount and Calico each report its financial results on a fiscal year basis ending June 30 of each year. The unaudited pro forma condensed combined balance sheet is based on historical balance sheets Paramount and Calico and has been prepared to reflect the purchase as if it had been completed on March 31, 2016. [The unaudited pro forma condensed combined statements of income for the nine months ended March 31, 2016 and the twelve months ended June 30, 2015 assume that the purchase had been completed as of July 1, 2014.] These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Paramount (including their Management’s Discussion and Analysis) contained in Paramount’s annual reports on Form 10-K and quarterly reports on Form 10-Q and Calico (including their Management’s Discussion and Analysis) incorporated by reference into this Proxy Statement.

The acquisition of Calico by Paramount will be accounted for as a purchase in accordance with accounting principles generally accepted in the United States. Under the purchase method of accounting, the total purchase price will be allocated to the assets acquired and the liabilities assumed of Calico US based on their respective fair values. The actual allocation of purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein once a valuation and the allocation process is completed.

Paramount’s management believes that the unaudited pro forma condensed combined financial statements reflect a reasonable estimate of the Arrangement based on currently available information as set forth in the notes to such statements and are not necessarily an indication of the results that would have been achieved had the purchase been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructurings resulting from the acquisition. Therefore, the actual amounts recorded as of the completion of the purchase an thereafter may differ materially from the information presented herein.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to part of this proxy statement. However, any statement contained in a document that is incorporated by reference into this proxy statement will be deemed updated and superseded for purposes of this proxy statement to the extent information contained in this proxy statement modifies or replaces the information. We are incorporating by reference the following items in documents filed by us with the SEC:

●	Part II, Items 7, 7A, 8 and 9 of our Annual Report on Form 10-K for the year ended June 30, 2015; and
●	Part I, Items 1, 2 and 3 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Our Annual Report on Form 10-K for the year ended June 30, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 are enclosed with this proxy statement and are also available over the Internet or by written request as described below.

We will provide to each person, including any beneficial owner of our stock, to whom this proxy statement is delivered, a free copy of any or all the information that has been incorporated by reference into this proxy statement. Please direct your written request to: Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445, USA, Attention: Corporate Communications. A copy of the annual report on Form 10-K for the year ended June 30, 2015, and the quarterly report on Form 10-Q for the quarter ended March 31, 2016 are also available on the SEC Internet site at http://www.sec.gov and on our website at www.paramountnevada.com.

Representatives of MNP LLP, our principal accountants, will not be present at the Meeting.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

APPENDIX A	Form of Proxy Card
APPENDIX B	Plan of Arrangement
APPENDIX C	Fairness Opinion
APPENDIX D	Information regarding Calico
APPENDIX E	Historical Financial Statements of Calico
APPENDIX F	Pro forma Financial Statements of Paramount

By Order of the Board of Directors,

Carlo Buffone
Chief Financial Officer

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada

May [●], 2016

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

SPECIAL MEETING OF STOCKHOLDERS OF

PARAMOUNT GOLD NEVADA CORP.

The undersigned appoints Glen Van Treek, Chief Executive Officer, and Carlo Buffone, Chief Financial Officer, of Paramount Gold Nevada Corp. with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of Paramount Gold Nevada Corp., to be held June [●], 2016 beginning at 10:00AM, Pacific Standard Time, at 665 Anderson Street, Winnemucca, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

PROXY SOLICITED BY THE BOARD OF DIRECTORS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER

INTERNET - Cast your vote at www.proxyvote.com	ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends

a Vote “FOR” Item 1.

Item 1. To Approve the issuance of the Paramount Arrangement Shares in connection with the Arrangement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will be voted AGAINST Item 1, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR Item 1 will be voted at the annual meeting.

MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING: ☐

To change the address on your account, please check this box o and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder:	Date:

Print Name:

Title:

Signature of Stockholder:	Date:

Print Name:

Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX B

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Plan of Arrangement:

(a)

“Arrangement” means the arrangement pursuant to Division 5 of Part 9 of the Business Corporations Act, on the terms and conditions set forth in this Plan of Arrangement, subject to any amendment or supplement made in accordance with the Arrangement Agreement, this Plan of Arrangement or at the direction of the Court in the Final Order;

(b)

“Arrangement Agreement” means the arrangement agreement dated as of March 14, 2016 between Paramount and Calico, including the schedules attached thereto, as the same may be supplemented or amended from time to time;

(c)

“Arrangement Resolution” means the special resolution to be considered by the Calico Shareholders approving the Arrangement substantially in the form and content set out in Schedule B to the Arrangement Agreement;

(d)	“Business Corporations Act” means the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended;

(e)	“Business Day” means any day which is not a Saturday, Sunday or a day on which banks are not open for business in Vancouver, British Columbia;

(f)	“Court” means the Supreme Court of British Columbia;

(g)	“Depositary” means Computershare Investor Services Inc., in its capacity as depositary for the Calico Shares under the Arrangement;

(h)

“Dissent Procedures” means the procedures set forth in Division 2 of Part 8 of the Business Corporations Act required to be taken by a registered holder of Calico Shares to exercise the right of dissent in respect of such Calico Shares in connection with the Arrangement, as modified by Article 6, the Interim Order and the Final Order;

(i)	“Dissent Rights” means the rights of dissent in respect of the Arrangement described in Article 4;

(j)

“Dissenting Shareholder” means a registered Calico Shareholder who validly exercises his, her or its Dissent Rights in strict compliance with the requirements of Article 4 and the Interim Order and who has not withdrawn or have been deemed to have withdrawn such exercise of such Dissent Rights;

(k)

“Effective Date” means the date that is five Business Days after the last of the conditions precedent to the completion of the Arrangement contained in Section 5 of the Arrangement Agreement has been satisfied or waived (other than those conditions which cannot, by their terms, be satisfied until the Effective Date, but subject to satisfaction or waiver of such conditions as of the Effective Date) or such earlier or later date as is agreed to in writing by Paramount and Calico;

(l)

“Effective Time” means the beginning of the day, which will be designated as 12:01 a.m. (Vancouver time), on the Effective Date, or such other time on the Effective Date as may be agreed to in writing by Paramount and Calico;

(m)

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date (with the consent of the parties, acting reasonably) or, if appealed then, unless such appeal is withdrawn or denied, as affirmed or amended on appeal;

(n)

“Interim Order” means the interim court order of the Court providing for, among other things, the calling and holding of the Calico Meeting, as the same may be amended, supplemented or varied by the Court (with the consent of the parties, acting reasonably);

(o)

“Letter of Transmittal” means, as the context requires, either a form of letter of transmittal sent or caused to be sent by Calico to the Calico Shareholders providing for the delivery of certificates representing their Calico Shares to the Depositary, or an executed letter of transmittal substantially in such form;

(p)	“Paramount” means Paramount Gold Nevada Corp.;

(q)	“Paramount Shares” means the shares of common stock with par value of US$0.01 each in the capital of Paramount;

(r)	“parties” means Paramount and Calico, and “party” means either of them;

(s)

“Plan of Arrangement” means this plan of arrangement as amended and supplemented from time to time in accordance with Article 6 herewith (with the consent of Paramount and Calico, acting reasonably), the Arrangement Agreement or made at the direction of the Court;

(t)	“Calico” means Calico Resources Corp.;

(u)

“Calico Circular” means the management information circular of Calico, including all schedules, appendices and exhibits attached thereto, and the notice of meeting and proxy form to be sent by Calico to the Calico Shareholders soliciting their approval of the Arrangement Resolution, including any amendments or supplements thereto;

(v)

“Calico Meeting” means the special meeting of Calico Shareholders and any adjournment or postponement thereof to be held in accordance with the Interim Order to consider and, if deemed advisable, pass the Arrangement Resolution;

(w)	“Calico Options” means options to purchase Calico Shares;

(x)	“Calico Shareholder” means at any time a registered holder at that time of Calico Shares;

(y)	“Calico Shares” means the common shares in the authorized share structure of Calico;

(z)	“Calico Warrants” means warrants to purchase Calico Shares;

(aa)	“Registrar” means the Registrar of Companies appointed under Section 400 of the Business Corporations Act;

(bb)	“Share Exchange Ratio” has the meaning given to it in Section 3.1(b); and

(cc)	“Tax Act” means the Income Tax Act (Canada), as amended.

1.2	Headings and References

The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to sections are to sections of this Plan of Arrangement.

1.3	Number, etc.

Unless the context otherwise requires, words importing the singular number only will include the plural and vice versa; words importing the use of any gender will include all genders; and words importing persons will include firms and corporations and vice versa.

1.4	Date of any Action

In the event that any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action will be required to be taken on the next succeeding Business Day.

1.5	Statutory References

Any reference in this Plan of Arrangement to a statute includes all regulations and rules made thereunder, all amendments to such statute or regulation in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

ARTICLE 2

ARRANGEMENT AGREEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to and is subject to the provisions of the Arrangement Agreement, provided, however, that in the event of any inconsistency between this Plan of Arrangement and the Arrangement Agreement, the provisions of this Plan of Arrangement will prevail. At the Effective Time, without any further act or formality, the Arrangement will be binding upon Paramount, Calico and the Calico Shareholders.

ARTICLE 3

THE ARRANGEMENT

3.1	The Arrangement

Commencing at the Effective Time, the following will occur and will be deemed to occur in the following sequence without any further authorization, act or formality by Paramount, Calico, Calico Shareholders or any other person:

(a)

each issued and outstanding Calico Share held by a Dissenting Shareholder will be, and will be deemed to be, transferred by the holder thereof to Paramount and acquired by Paramount free and clear from any claims, liens or encumbrances, and each Dissenting Shareholder will cease to have any rights as a Calico Shareholder other than the right to be paid the fair value for their Calico Shares as set out in Article 4, and in respect of each such Calico Share:

(i)

such Dissenting Shareholder will cease to be the holder of such Calico Share at the Effective Time and such Dissenting Shareholder’s name will be removed from the central securities register of Calico in respect of such Calico Share as of the Effective Time; and

(ii)

Paramount will be deemed to be the transferee of such Calico Share (free from any claim, lien or encumbrance) as of the Effective Time and Paramount’s name will be entered in the central securities register of Calico as the holder thereof;

(b)

each issued and outstanding Calico Share, other than any Calico Shares held by a Dissenting Shareholder and other than the Calico Shares already held by Paramount, will be, and will be deemed to be, transferred by the holder thereof to Paramount and acquired by Paramount free and clear from any claims, liens or encumbrances in exchange for 0.07 of a Paramount Share (the ratio of 0.07 of a Paramount Share for each issued and outstanding Calico Share being referred to as the “Share Exchange Ratio”), and in respect of each such Calico Share:

(i)

the holder of such Calico Share will cease to be the holder thereof at the Effective Time concurrently with the exchange referred to in this Section 3.1(b) and such holder’s name will be removed from the central securities register of Calico in respect of such Calico Share as of the Effective Time;

(ii)

Paramount will be deemed to be the transferee of such Calico Share (free from any claim, lien or encumbrance) as of the Effective Time and Paramount’s name will be entered in the central securities register of Calico as the holder thereof; and

(iii)	Paramount will issue to the holder of such Calico Share 0.07 of a Paramount Share as the sole consideration therefor and the shareholder register of Paramount will be revised accordingly; and

(c)

all Calico Options and Calico Warrants will be terminated and cancelled as of the Effective Time with no consideration payable therefor, and each holder of Calico Options or Calico Warrants will cease to have any rights as a holder of Calico Options or Calico Warrants.

3.2	No Fractional Shares

If the aggregate number of Paramount Shares to which a Calico Shareholder would otherwise be entitled under the Arrangement would include a fractional Paramount Share, then the number of Paramount Shares that such Calico Shareholder is entitled to receive will be rounded down to the next whole number and such Calico Shareholder will not receive cash or any other compensation in lieu of such fractional Paramount Share.

ARTICLE 4

RIGHTS OF DISSENT

4.1	Grant of Rights of Dissent

Each Calico Shareholder may exercise rights of dissent (the “Dissent Right”) with respect to the Calico Shares held by it pursuant to and in the manner set forth in the Interim Order and Section 238 of the Business Corporations Act, provided that written notice of dissent contemplated by section 242 of the Business Corporations Act must be received by Calico no later than 5:00 p.m. (Vancouver time) on the Business Day that is two Business Days before the Calico Meeting or any date to which the Calico Meeting may be postponed or adjourned. Dissenting Shareholders who:

(a)

are ultimately entitled to be paid the fair value for their Calico Shares in respect of which they duly exercised Dissent Rights, which will be the fair value immediately before the passing of the Arrangement Resolution, will be deemed to have transferred at the Effective Time such Calico Shares, free of any claims, liens, or encumbrances, to Paramount in accordance with Section 3.1(a) and will be paid by Paramount an amount in cash equal to such fair value; or

(b)

are ultimately not entitled, for any reason, to be paid by Paramount the fair value for their Calico Shares in respect of which they duly exercised Dissent Rights will be deemed to have participated in the Arrangement in respect of those Calico Shares on the same basis as a non-dissenting Calico Shareholder, as the case may be, and will be entitled to receive only the Paramount Shares that such non-dissenting Calico Shareholder is entitled to receive on the basis set forth in Section 3.1(b) and, for greater certainty, will be considered to have exchanged such Calico Shares for Paramount Shares pursuant to, and at the same time as Calico Shares were exchanged pursuant to Section 3.1(b).

4.2	General Dissent Provisions

(a)

In no event will Paramount, Calico or any other person be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Calico Shares at or after the Effective Time, and at the Effective Time the names of such Dissenting Shareholders will be deleted from the central securities register of Calico as at the Effective Time.

(b)

For greater certainty, in addition to any other restrictions in the Interim Order, no person will be entitled to exercise Dissent Rights with respect to Calico Shares in respect of which a person has voted in favour of the Arrangement.

ARTICLE 5

DELIVERY OF PARAMOUNT CERTIFICATES

5.1	Right to Paramount Shares

(a)

At or prior to the Effective Time, Paramount will deposit with the Depositary, for the benefit of the Calico Shareholders, a certificate or certificates representing the aggregate number of Paramount Shares which the Calico Shareholders are entitled to receive hereunder.

(b)	Calico will cause the Letter of Transmittal to be sent to each Calico Shareholder prior to the Calico Meeting.

(c)

Any deposit of a Letter of Transmittal and accompanying certificates, or other documentation as provided in the Letter of Transmittal, may be made at any of the offices of the Depositary specified in the Letter of Transmittal.

(d)

Paramount will, as soon as practicable following the later of the Effective Date and the date of deposit with the Depositary of a Letter of Transmittal duly completed and executed by a person who was a Calico Shareholder immediately prior to the Effective Time together with the certificates representing the Calico Shares or other documentation as provided in the Letter of Transmittal, cause the Depositary to:

(i)	forward or cause to be forwarded by first class mail (postage prepaid) to the former Calico Shareholder at the address specified in the Letter of Transmittal; or

(ii)	if requested by the former Calico Shareholder in the Letter of Transmittal, to make available at the Depositary for pick-up by the former Calico Shareholder; or

(iii)

if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), to forward or cause to be forwarded by first class mail (postage prepaid) to the former Calico Shareholder at the address of such holder as shown on the central securities register maintained by or on behalf of Calico, certificates representing the number of Paramount Shares issuable to such former Calico Shareholder as determined in accordance with the provisions hereof. Such certificates will be deemed to have been delivered to such former Calico Shareholder at the time such certificates are forwarded or made available for pick-up in accordance with this Section 5.1(d).

(e)

Each former Calico Shareholder entitled in accordance with Section 3.1 to receive Paramount Shares will be deemed to be the registered holder for all purposes as of the Effective Date of the number of Paramount Shares to which such former Calico Shareholder is entitled. All dividends paid or other distributions made on or after the Effective Date on or in respect of any Paramount Shares which a former Calico Shareholder is entitled to receive pursuant to this Plan of Arrangement, but for which a certificate has not yet been delivered to such former Calico Shareholder in accordance with Section 5.1(d), will be paid or made to such former Calico Shareholder when such certificate is delivered to such former Calico Shareholder in accordance with Section 5.1(d).

(f)

After the Effective Date, any certificate formerly representing Calico Shares will represent only the right to receive Paramount Shares pursuant to Section 3.1 or to be paid the fair value for the Calico Shares pursuant to Section 4.1 and any dividends or other distributions to which the former Calico Shareholder is entitled under Section 5.1(e) and any such certificate formerly representing Calico Shares not duly surrendered on or prior to the sixth anniversary of the Effective Date will cease to represent a claim or interest of any kind or nature (including a right to receive Paramount Shares pursuant to Section 3.1, a right to be paid the fair value for the Calico Shares pursuant to Section 4.1, or a claim for dividends or other distributions under Section 5.1(e)) against Paramount or Calico by a former Calico Shareholder. On such date, all Paramount Shares to which the holder of such certificates or any former Calico Shareholder was entitled will be deemed to have been surrendered to Paramount for cancellation without compensation therefor.

5.2	Withholding Rights

Calico, Paramount and the Depositary will be entitled to deduct and withhold from any consideration deliverable or otherwise payable to any Calico Shareholder such amounts as Calico, Paramount or the Depositary is required or permitted to deduct or withhold with respect to such consideration under the Tax Act or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts will be treated for all purposes hereof as having been paid to the Calico Shareholder in respect of which such deduction and withholding was made, provided that such deducted or withheld amounts are actually remitted to the appropriate taxing authority. The Depositary is authorized, as agent for the Calico Shareholders, to sell such portion of the Paramount Shares otherwise deliverable to applicable Calico Shareholders as is necessary to provide sufficient funds to Paramount, Calico or the Depositary, as the case may be, to enable them to comply with such deduction or withholding requirement (after deducting commission, other reasonable expenses incurred in connection with the sale, and any applicable taxes), and Paramount, Calico or the Depositary will notify the applicable Calico Shareholder and remit any unapplied consideration including any unapplied balance of the net proceeds of such sale.

5.3	Lost Certificates

If any certificate which prior to the Effective Date represented outstanding Calico Shares which were exchanged pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Paramount Shares deliverable in respect thereof, if any, as determined in accordance with Section 3.1. When seeking such certificate in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Paramount Shares are to be issued will, as a condition precedent to the issuance thereof, give a bond satisfactory to Paramount and its transfer agent, in such sum as Paramount may direct or otherwise indemnify Paramount and its transfer agent in a manner satisfactory to Paramount and its transfer agent against any claim that may be made against Paramount or its transfer agent with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 6

AMENDMENT

6.1	Amendments to Plan of Arrangement

(a)

Calico and Paramount reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time on or before the Effective Date, provided that any amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Calico Meeting, approved by the Court and communicated to Calico Shareholders in the manner required by the Court (if so required).

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Calico and Paramount, jointly, at any time prior to or at the Calico Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Calico Meeting (subject to the requirements of the Interim Order), will become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Calico Meeting will be effective only if (i) it is consented to by each of Calico and Paramount (acting reasonably) and (ii) if required by the Court, is consented to by the Calico Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Paramount, provided that it concerns a matter which, in the reasonable opinion of Paramount, is of an administrative nature for the purpose of better giving effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former Calico Shareholder.

6.2	Termination

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

APPENDIX C

FAIRNESS OPINION

March 11, 2016

Special Committee of the Board of Directors

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, NV 89445

Attention: Dave Smith, Chairman

Members of the Special Committee of the Board of Directors:

Roth Capital Partners, LLC (“Roth, “us” or “we”) understands that Paramount Gold Nevada Corp., a corporation organized under the laws of the State of Nevada (“Paramount”), and Calico Resources Corp., a company organized under the laws of the Province of British Columbia (“Calico”), intend to enter into an Arrangement Agreement, substantially in the form of a draft dated March 1, 2016 (the “Arrangement Agreement”), in which, pursuant to a Plan of Arrangement and Share Issuance Resolution, non-dissenting Calico Shareholders will be issued Paramount Shares in accordance with the Share Exchange Ratio set forth in the Plan of Arrangement (“Arrangement Consideration”). In each case, capitalized terms set forth herein shall have the meanings ascribed to them in the Arrangement Agreement or Plan of Arrangement.

You have asked us to render an opinion, as of the date hereof, with respect to the fairness, from a financial point of view, of the Arrangement Consideration to the holders of Paramount Shares.

For purposes of the opinion set forth herein, we have reviewed a draft of the Arrangement Agreement, Plan of Arrangement, Share Issuance Resolution in the forms of drafts thereof dated March 1, 2016, and related ancillary documents, and we have also, among other things:

(i)	reviewed certain publicly available and other business and financial information provided (or caused to be made available to us) by Paramount;

(ii)	reviewed certain internal financial statements and other financial and operating data concerning Calico provided (or caused to be made available to us) by Paramount;

(iii)	reviewed certain financial forecasts relating to Calico prepared by the management of Calico (the “Calico Forecasts”) and provided (or caused to be made available to us) by Paramount;

(iv)

discussed the past and current operations, financial condition and prospects of each of Calico and Paramount with senior management of Paramount, including the assessments of senior management of Paramount as to the liquidity needs of, and financing alternatives and other capital resources available to, Calico;

(v)	participated in certain discussions with senior management of Paramount regarding their assessment of the strategic rationale for, and the potential benefits of, the Arrangement;

(vi)

compared the financial performance of Paramount and Calico, and their prices and trading activity respectively with that of certain publicly-traded companies we deemed relevant in preparing this opinion;

(vii)

compared certain financial terms of the Arrangement to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant in preparing this opinion;

(viii)	participated in discussions with certain representatives of Paramount, and its professional advisors; and

(ix)

performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which we deemed relevant in preparing this opinion.

In conducting our review and arriving at our opinion, with your consent, we have not independently investigated or verified any of the foregoing information and we have assumed and relied upon such information as being accurate and complete in all material respects, and we have further relied upon verbal or written assurances of senior management of Paramount that such information was accurate and complete in all material respects when given to us and that they are not aware of any facts or circumstances that would make or render any of such information inaccurate, incomplete or misleading in any material respect. With respect to the Calico Forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best then-currently available estimates and good faith judgments of the management of Calico as to the future financial performance of Calico. We have not been engaged to assess the achievability of any projections or the assumptions on which they were based, and we express no view as to such projections or assumptions. In addition, we have not assumed any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of Paramount or Calico, nor have we been furnished with any such valuation or appraisal. In addition, we have not assumed any obligation to conduct, nor have we actually conducted, any physical inspection of the properties or facilities of Paramount or Calico.

We also have assumed, with your consent, that (i) the Arrangement will be consummated substantially in accordance with the terms set forth in the Arrangement Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, British Columbia Business Corporations Act, and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of NYSE MKT, LLC, TSC Venture Exchange and any other applicable exchanges (collectively, “Securities and Exchange Rules”), (ii) the representations and warranties of each party in the Arrangement Agreement are true and correct (except to the extent such representations and warranties may be reasonably construed as a determination or conclusion of or by any such party regarding the fairness of the Arrangement), (iii) each party to the Arrangement will perform on a timely basis all covenants and agreements required to be performed by it under the Share Implementation Agreement, and (iv) all conditions to the consummation of the Arrangement will be satisfied without waiver thereof. We have further assumed that the final Arrangement Agreement when signed by all relevant parties will conform in all material respects to the draft Arrangement Agreement dated March 1, 2016, and that the Arrangement will be consummated as described in the draft Arrangement Agreement. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Arrangement Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on Paramount or Calico or on the contemplated benefits of the Arrangement.

Our opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Arrangement Consideration to the holders of Paramount Shares. Our opinion does not in any manner address any other aspect or implication of the Arrangement or any agreement, arrangement or understanding entered into in connection with the Arrangement or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration to be received by the holders of Paramount Shares in the Arrangement. Our opinion also does not address the relative merits of the Arrangement as compared to any alternative business strategies that might exist for Paramount, the underlying business decision of Paramount to proceed with the Arrangement, or the effects of any other transaction in which Paramount might engage. The issuance of this opinion was approved by an authorized internal fairness committee of Roth in accordance with our customary practice. Our opinion is necessarily based on economic, monetary, market, financial and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to the underlying valuation, future performance or long-term viability of Paramount or Calico. Further, we express no opinion as to the actual value of the shares of Paramount when issued pursuant to the Arrangement Agreement or the prices at which shares of Paramount will trade at any time before, after or during the Arrangement. It should be understood that, although subsequent developments or events may affect various assumptions used by us in preparing our opinion, we do not have any obligation to update, revise or reaffirm our opinion based on such developments or events or otherwise and we expressly disclaim any responsibility to do so. Our opinion does not address any legal, tax or accounting matters.

We have acted as financial advisor to Paramount in connection with the Arrangement and will receive a fee for our services payable upon delivery of this opinion to the Special Committee of the Board of Directors of Paramount following a request from such Committee that our opinion be so delivered. Our fee is not contingent upon the consummation of the Arrangement. We will be reimbursed for our reasonable out of pocket expenses incurred in rendering services to Paramount, subject to an agreed maximum amount. Payment of such reimbursement is not contingent upon consummation of the Arrangement. Paramount has agreed to indemnify us for certain losses, claims, damages and liabilities arising out our performance of services pursuant to our engagement with Paramount. In the two years prior to the date hereof, we have not provided any services to the Paramount where we received a fee.

Roth, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with Arrangements and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Paramount or Calico, and, accordingly, may at any time hold a long or a short position in such securities.

It is understood that this letter is solely for the information and use of the Special Committee of the Board of Directors of Paramount in connection with its evaluation and possible recommendation of the Arrangement and does not constitute a recommendation to any stockholder of Paramount as to how such stockholder should vote or otherwise act or refrain from acting on any matter relating to the Arrangement. Subject to all qualifications, limitations and assumptions set forth herein, the Board of Directors of Paramount is entitled to rely on this opinion in connection with its evaluation and possible approval and recommendation of the Arrangement. Except as otherwise set forth herein, or as expressly contemplated by and subject to the limitations set forth in the Arrangement Agreement, this opinion may not be reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent, provided that we hereby authorize a copy of this opinion to be included in its entirety as an exhibit, and a summary of the contents of this opinion to be disclosed, in any filing or other disclosure that Paramount is required to make under Securities and Exchange Rules in connection with the Arrangement, but only to the extent Paramount has reasonably concluded that such inclusion or disclosure is required by or advisable under applicable law.

On the basis of and subject to the foregoing, we are of the opinion, as of the date hereof, that the Arrangement Consideration is fair, from a financial point of view, to the holders of Paramount Shares.

Very truly yours,

Roth Capital Partners, LLC

APPENDIX D

INFORMATION REGARDING CALICO

Description of Business

Name and Incorporation

Calico was incorporated under the BCBCA on June 17, 1998.

Calico has one wholly-owned subsidiary, Calico Resources USA Corp. (“Calico US”), which was incorporated in Nevada on April 10, 2011.

Business

Calico is an exploration and development stage company, engaged principally in the acquisition, exploration and development of mineral property interests.

Principal Property

Calico’s main focus is the ongoing development of its 100% Grassy Mountain Gold Project (the “Grassy Mountain Project”) is located in northern Malheur County, Oregon, approximately 22 miles south of Vale, Oregon, and roughly 70 miles west of Boise, Idaho. The project site is situated in the rolling hills of the high desert region of the far western Snake River Plain and consists of 418 unpatented lode claims, three patented lode claims, nine mill site claims, six association placer claims, and various leased fee land surface and surface/mineral rights, all totaling roughly 9,300 acres. The local terrain is gentle to moderate, with elevations ranging from 3300 to 4,300 ft. above mean sea level.

The following maps illustrates the general location of the Grassy Mountain Project:

To effect mining operations power and water source infrastructure would need to be developed as it does not currently exist.

Calico US owns and controls an undivided 100% right, title and interest (including water rights) in the Grassy Mountain Project (subject to certain underlying agreements and royalties).

Exploration

During the 2011 exploration program, Calico mapped and sampled the Grassy Mountain Project deposit and completed three core and nine reverse circulation drill holes in the primary zone of mineralization on the property. Calico’s exploration strategy was to target areas where resource expansion was most probable. Historical data was thoroughly reviewed prior to drilling, and fresh sets of cross-sections and long-sections were constructed based on existing information. New interpretations of the orientation of mineralization and geology were plotted on the new sections. The new sections were then used to select areas where in-fill drilling was needed and areas where gold mineralization was open-ended and resource expansion probable. A detailed geologic model was produced based on the results of the 2011 exploration work, and subsequent supporting geophysical surveys were completed in March, 2012.

A mineralized material estimate was prepared by Hardrock Consulting Inc. in November, 2014. An independent preliminary economic assessment (“PEA”) was prepared in February, 2015 by Metal Mining Consultants Inc., which verified the mineralized material estimate and included all drill data obtained as of September 26, 2014. The PEA concluded that potential exists for the discovery of additional mineralized material at exploration target areas identified within the Grassy Mountain claim block and the current mineralized material at Grassy Mountain is sufficient to warrant continued planning and effort to explore, permit, and develop the Grassy Mountain Project. There is sufficient data to support a basic geologic model and continuing development of the project and the detailed geologic model described in the PEA, along with the results of the exploration, drilling, and geophysical surveys completed as of October 2014, are sufficient to support preparation of a Preliminary Feasibility Study.

There is no certainty that the scenarios or estimated economics in the PEA will be realized.

Geology and Mineralization

The geology of the Grassy Mountain Project is dominated by the Grassy Mountain Formation, which consists of a thick sequence of pebble conglomerate, arkosic sandstone, sandstone, clay-rich siltstone, reworked tuff, and olivine basalt flows. The sedimentary portion of the Grassy Mountain Formation is 700 to 1000 ft thick, and within the project area most sedimentary units are silicified and strongly indurated.

Gold mineralization at the Grassy Mountain Project occurs primarily in interbedded siltstone and fine-grained sandstone (arkose) sediments that are brecciated and cut by thin quartz chalcedony-adularia veinlets and stockworks. Mineralization is associated with epithermal hot springs deposition, and several siliceous sinter terraces are interbedded with the silicified clastic sediments.

Directors and Officers

On May [•], 2016, the directors and officers of Calico beneficially owned or had voting control or direction over Calico Shares as follows:

Name	Number of Calico Shares Beneficially Owned or Over which Voting Control or Direction is Exercised

Rudi P. Fronk, Chairman & Director Greenwood Village, Colorado	1,050,000

Paul Parisotto, President, CEO and Director Oakville, Ontario	836,500

Alec Peck, CFO Surrey, British Columbia	100,000

Vance Thornsberry, VP Exploration Nine Mile Falls, Washington	437,500

Pamela White, Corporate Secretary Delta, British Columbia	20,000

Jay Layman, Director Highlands Ranch, Colorado	Nil

Allan Williams, Director Langley, British Columbia	1,589,500

Kevin Milledge, Director Burnaby, British Columbia	83,333

Hugo Sorensen, Director Caledon, Ontario	150,000

John Pollesel, Director Edmonton, Alberta	Nil

Consolidated Capitalization

The following table sets out Calico’s consolidated share and loan capital as at June 30, 2015. Financial information is provided in Calico’s comparative financial statements and management discussion and analysis in respect of its most recently completed financial year.

As at June 30, 2015
Share Capital	22,918,158
Total Long Term Debt	0
Total Shareholders’ Deficit	(9,577,023)
Non-Controlling Interest	0

Total Capitalization	13,341,135

Description of Calico Shares

The authorized share capital of Calico consists of an unlimited number of common shares without par value. As of May [•], 2016, 102,445,845 Calico Shares were issued and outstanding as fully paid and non-assessable common shares of Calico. The holders of Calico Shares are entitled to receive such dividends as the Calico board of directors may determine. In the event of the liquidation, dissolution or winding-up of Calico, the holders of Calico Shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Calico, the remaining property and assets of Calico. The Calico Shares are listed on the TSXV under the trading symbol “CKB”.

Calico Management’s Discussion of Financial Condition and Results of Operations

You should read the following discussion and analysis of Calico’s financial condition and results of operations together with its financial statements and related notes appearing elsewhere in this Proxy Statement. This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, those set forth under “Risk Factors Relating to the Arrangement” above.

Years Ended June 30, 2015 and 2014

Results of Operations

Calico recorded a net loss of $810,920 for the year ended June 30, 2015 as compared to a loss of $968,838 for the year ended June 30, 2014.

The expenses for the year ended June 30, 2015 were $796,363 compared to $965,858 in the prior period. Included in expenses is a non-cash charge of $198,848 (June 30, 2014 - $Nil) for share-based compensation. After deducting this non-cash adjustment for expenses, expenses totaled $597,515 (June 30, 2014 - $965,858) representing a decrease of $368,343 or 38%. Material variances over the comparable period are as follows:

●

Investor Relations Expenses: Investor relations expenses were $12,183 for the year ended June 30, 2015 compared to $98,893 reported over the same time period in 2014. Calico continues to curtail a significant number of these expenditures. A portion of senior management fees in fiscal 2015 ($24,356), previously allocated to investor relations expenses, has been reallocated to direct consulting expenses, as part of the Exploration and Evaluation Assets. This reallocation is in line with the amount of time that senior management spent on the Grassy Mountain project in fiscal 2015.

●

Legal Expenses: For the quarter ended June 30, 2015, expenses for legal services were $86,870, compared to $56,591 for the quarter ended June 30, 2014. Expenses for legal services were $189,917 for the year ended June 30, 2015 compared to $472,153 reported over the same time period in 2014.

Included in legal expenses are two specific matters not in the course of the usual corporate activities.

(a) In the year ended June 30, 2015 fees totalling $37,243 were paid to US corporate counsel toward a successful defense of an action commenced in the state of Colorado by the former President and Chief Executive Officer.

(b) At the end of the fiscal year June 30, 2014 Calico recorded an accrued liability for services provided by previous legal counsel in the amount of $573,725. Of this amount, $200,000 was settled by the issuance of 1,666,667 common shares and 833,333 warrants. This same previous legal counsel invoiced Calico a further amount of $69,520 on June 7, 2015. A total of $443,246 then has been recorded by Calico as an unpaid amount, being the invoiced totals less the amount settled by issuing common shares and warrants. Calico is contesting the amount of these invoices and an action has commenced in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which Calico would then be liable. Calico is uncertain, at this time, as to how long the review process will take. Legal counsel retained by Calico on this matter has invoiced an amount of $37,093 in legal costs as at June 30, 2015. Additional legal costs are being incurred as the review process is undertaken by this legal counsel.

●

Management Fees: Management fees were $186,034 for the year ended June 30, 2015 compared to $159,994 reported over the same time period in 2014. A portion of senior management fees in fiscal 2015 ($60,371) previously allocated to general management expense, has been reallocated to direct consulting expenses, as part of Exploration and Evaluation Assets. This reallocation is in line with the amount of time that senior management spent on the Grassy Mountain project in fiscal 2015.

●	Share Based Payments: These non-cash expenditures are a function of the implementation of the methodology used for calculating share based payment values, and a direct result of stock options vested.

●

Transfer Agents and Filing Fees: For the quarter ended June 30, 2015, transfer agent and filing fees were $3,050 compared to $6,615 for the quarter ended in the prior year. Transfer agents and filings fees for the year ended June 30, 2015 were $44,673 compared to $38,903 in the prior year. The increased costs are related to the recent financing activities of Calico.

●

Travel Expenses: For the quarter ended June 30, 2015, travel and accommodations were $2,145 compared to $3,592 for the quarter ended in the prior year. Travel and accommodations for the year ended June 30, 2015 were $19,746 compared to $6,967 in the prior year. The increased costs are related to the recent activities of Calico.

Financial Condition and Liquidity

As at June 30, 2015, Calico had current assets of $1,815,189 and current liabilities of $907,563 compared to current assets of $49,202 and current liabilities of $1,158,605 as at June 30, 2014. Working capital was $907,626 at June 30, 2015 compared to a negative $1,109,403 at June 30, 2014.

Included in trade payables is the amount of $443,246 representing invoiced legal fees from Calico’s previous legal counsel. Calico is contesting the amount of these invoices and an action has commenced in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which Calico would then be liable. Calico is uncertain at this time as to how long the review process will take.

Cash and cash equivalents at June 30, 2015, were $1,791,499 compared to $7,689 at June 30, 2014

Off-Balance Sheet Arrangements

Calico has no off-balance sheet arrangements.

Six Months Ended December 31, 2015 and 2014

Results of Operations

Calico recorded a net loss of $263,605 for the six month period ended December 31, 2015, compared to a net loss of $424,386 for the six month period ended December 31, 2014.

The expenses for the six month period ended December 31, 2015 were $277,433 compared to $432,429 in the prior period. Included in expenses is a non-cash charge of $24,922 (December 31, 2014 - $154,562) for share-based compensation. After deducting this non-cash adjustment for expenses, expenses totalled $252,511 (December 31, 2014 - $277,867) representing a decrease of $25,356 or 9%. Material variances over the comparable period are as follows:

●

Legal Services: For the quarter ended December 31, 2015, legal services were $31,754, compared to $24,498 for the quarter ended December 31, 2014. Legal services were $84,165 for the six month period ended December 31, 2015 compared to $61,105 reported over the same time period in 2014. Included in legal expenses is one matter not in the course of the usual corporate activities, and which in turn is the main component of the increased legal fees is in 2015 when compared to the same period in 2014.

Calico has recorded an accrued liability for services provided by previous legal counsel in the amount of $573,725. Of this amount, $200,000 was settled by the issuance of 1,666,667 common shares and 833,333 warrants. This same previous legal counsel invoiced Calico a further amount of $69,521 on June 7, 2015. A total of $443,246 then has been recorded by Calico as an unpaid amount, as at the year end June 30, 2015, being the invoiced totals less the amount settled by issuing common shares and warrants. Calico is contesting the amount of these invoices and an action was started in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which Calico would then be liable. The review was completed on January 29, 2016 and Calico is currently waiting for the Court’s decision.

In the six month period ended December 31, 2015 legal counsel retained by Calico on this matter invoiced Calico an amount of $65,276. Additional legal costs will be incurred as the review process is undertaken by this legal counsel on behalf of Calico.

●	Share Based Payments: These non-cash expenditures are a function of the implementation of the methodology used for calculating share based payment values, and a direct result of stock options vested.

●

Transfer Agents and Filing Fees: For the quarter ended December 31, 2015, transfer agent and filings fees were $2,061 compared to $6,518 for the quarter ended in the prior year. Transfer agents and filings fees for the six month period ended December 31, 2015 were $6,204 compared to $31,522 in the prior year. The costs in 2014 were related to the financing activities of Calico.

Financial Condition and Liquidity

As at December 31, 2015, Calico had current assets of $513,254 and current liabilities of $904,201 compared to current assets of $1,815,189 and current liabilities of $907,563 as at June 30, 2015. Working capital was negative $390,947 at December 31, 2015 compared to positive $907,626 at June 30, 2015.

Included in trade payables is the amount of $443,246 representing invoiced legal fees from Calico’s previous legal counsel. Calico is contesting the amount of these invoices and an action was started in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which Calico would then be liable. The review was completed on January 29, 2016 and Calico is currently waiting for the Court’s decision.

Cash and cash equivalents at December 31, 2015, were $493,152 compared to $1,791,499 at June 30, 2015.

Off-Balance Sheet Arrangements

Calico has no off-balance sheet arrangements.

APPENDIX E

HISTORICAL FINANCIAL STATEMENTS OF CALICO

Calico Resources Corp.

Consolidated Financial Statements

Year Ended June 30, 2015

(Expressed in Canadian Dollars)

MANAGEMENT’S RESPONSIBILITY FOR FINANCIAL REPORTING

The consolidated financial statements of Calico Resources Corp. (An Exploration Stage Company) are the responsibility of the Company’s management. The financial statements are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and reflect management’s best estimates and judgment based on information currently available.

Management has developed and maintains a system of internal controls to ensure that the Company’s assets are safeguarded, transactions are authorized and properly recorded and financial information is reliable.

The Board of Directors is responsible for ensuring management fulfills its responsibilities for financial reporting and internal controls through an audit committee. The Audit Committee reviews the results of the consolidated financial statements prior to their submission to the Board of Directors for approval.

“Paul A Parisotto”	“Alec Peck”
Paul A Parisotto	Alec Peck
Chief Executive Officer	Chief Financial Officer

Tel: 604 688 5421 Fax: 604 688 5132 www.bdo.ca	BDO Canada LLP 600 Cathedral Place 925 West Georgia Street Vancouver BC V6C 3L2 Canada

Independent Auditor’s Report

To the shareholders of Calico Resources Corp.

We have audited the accompanying consolidated financial statements of Calico Resources Corp., which comprise the consolidated statements of financial position as at June 30, 2015 and 2014 and the consolidated statements of loss and comprehensive income/(loss), changes in shareholders’ equity and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Calico Resources Corp. as at June 30, 2015 and 2014 and its financial performance and its cash flows for the year then ended in accordance with International Financial Reporting Standards.

Emphasis of Matter

Without qualifying our opinion, we draw attention to Note 2 in the consolidated financial statements, which indicates that at June 30, 2015, the Company had net loss of $810,920 for the year then ended and an accumulated deficit of $9,577,023 since inception and expects to incur further losses in the development of its business. These conditions, along with other matters as set forth in Note 2, indicate the existence of a material uncertainty that may cast significant doubt upon the Company’s ability to continue as a going concern.

(signed) “BDO CANADA LLP”

Chartered Professional Accountants

Vancouver, British Columbia

September 28, 2015

800 Canada LLP, a Canadian limited liability partnership, is a member of 800 International Limited, a UK company limited by guarantee, and forms part of the international BOO network of Independent member firms.

Calico Resources Corp.

Consolidated statements of financial position

(Expressed in Canadian dollars)

	Notes	June 30, 2015	June 30, 2014

ASSETS
Current assets
Cash and cash equivalents	4	$1,791,499	$7,689
Receivables		11,207	33,982
Prepaid expenses		12,483	7,531

		1,815,189	49,202

Non-current assets
Equipment		-	1,349
Exploration and evaluation assets	5, 10	12,433,509	8,777,390

		12,433,509	8,778,739

TOTAL ASSETS		$14,248,698	$8,827,941

LIABILITIES
Current liabilities
Trade payables and accrued liabilities	6, 10	$907,563	$908,605
Loans payable	7	-	250,000

TOTAL LIABILIITES		907,563	1,158,605

SHAREHOLDERS’ EQUITY
Share capital	8	18,613,384	13,721,608
Subscriptions received	8	-	54,000
Reserves	9	2,463,604	2,399,598
Accumulated other comprehensive income		1,841,170	260,233
Deficit		(9,577,023)	(8,766,103)

TOTAL SHAREHOLDERS’ EQUITY		13,341,135	7,669,336

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$14,248,698	$8,827,941

Approved on behalf of the Board by:
“John Pollesel”	Director
John Pollesel

“Kevin Milledge”	Director
Kevin Milledge

See accompanying notes to the consolidated financial statements

Calico Resources Corp.

Consolidated statements of loss and comprehensive income / (loss)

(Expressed in Canadian dollars)

		Year ended June 30,
	Notes	2015	2014
Expenses
Audit and tax services		$27,468	$34,624
Administration		105,495	109,450
Depreciation		1,349	578
Director fees	10	-	24,025
Insurance		10,650	17,282
Investor relations		12,183	98,893
Legal services	6	189,917	472,153
Management fees	10	186,034	159,994
Project generation		-	2,989
Share-based payments	10	198,848	-
Transfer agent and filing fees		44,673	38,903
Travel, promotion and board meetings		19,746	6,967
		(796,363)	(965,858)
Other items
Interest income		4,201	1,471
Interest expense		(4,723)	(2,112)
Other income		3,991	-
Foreign exchange loss		(18,026)	(2,339)
Net loss for year		(810,920)	(968,838)
Other comprehensive income
Exchange differences on translating foreign operations		1,580,937	114,961
Total comprehensive income / (loss)		$770,017	$(853,877)

Loss per share – basic and diluted		$(0.01)	$(0.02)

Weighted average number of common shares outstanding		75,785,794	51,557,212

See accompanying notes to the consolidated financial statements

Calico Resources Corp.

Consolidated statements of changes in shareholders’ equity

(Expressed in Canadian dollars)

			Subscriptions		Accumulated other
	Share Capital		Received	Reserves	comprehensive income	Deficit	Total
				Warrant and stock
	Number of shares	Amount	Amount	option reserves
Balance at June 30, 2013	48,853,869	$12,954,481	$-	$2,735,553	$145,272	$(7,797,265)	$8,038,041
Shares issued for cash - private placements	2,441,667	293,000	-	-	-	-	293,000
Fair value of share purchase warrants		(24,252)	-	24,252	-	-	-
Shares issued for cash - warrants exercised	1,170,500	140,460	-	-	-	-	140,460
Share issue costs	-	(2,288)	-	-	-	-	(2,288)
Subscriptions received	-	-	54,000	-	-	-	54,000
Fair value of warrants exercised	-	42,717	-	(42,717)	-	-	-
Shares issued non-cash	1,671,000	317,490	-	(317,490)	-	-	-
Currency translation adjustment	-	-	-	-	114,961	-	114,961
Net loss for the year	-	-	-	-	-	(968,838)	(968,838)
Balance at June 30, 2014	54,137,036	$13,721,608	$54,000	$2,399,598	$260,233	$(8,766,103)	$7,669,336
Shares issued for cash - private placements	42,886,665	4,508,000	(54,000)	-	-	-	4,454,000
Fair value of share purchase warrants		(421,197)	-	421,197	-	-	-
Shares issued for debt	2,526,144	303,137	-	-	-	-	303,137
Share issue costs	-	(48,404)	-	(5,799)	-	-	(54,203)
Shares issued non-cash	2,896,000	550,240	-	(550,240)	-	-	-
Share-based payment	-	-	-	198,848	-	-	198,848
Currency translation adjustment	-	-	-	-	1,580,937	-	1,580,937
Net loss for the year	-	-	-	-	-	(810,920)	(810,920)
Balance at June 30, 2015	102,445,845	$18,613,384	$-	$2,463,604	$1,841,170	$(9,577,023)	$13,341,135

See accompanying notes to the consolidated financial statements

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

Calico Resources Corp.

Consolidated statements of cash flows

(Expressed in Canadian dollars)

	Year ended June 30,
	2015	2014
Operating activities
Net loss for year	$(810,920)	$(968,838)
Adjustments for non-cash items:
Depreciation	1,349	578
Share-based payments	198,848	-
Changes in non-cash working capital items:
Other receivable and prepaid expenses	17,823	8,448
Trade payables and accrued liabilities	15,743	531,424
Net cash flows used in operating activities	(577,157)	(428,388)
Investing activities
Expenditures on exploration and evaluation assets	(1,977,514)	(1,104,473)
Other income	-	388,235
Net cash flows used in investing activities	(1,977,514)	(716,238)
Financing activities
Proceeds on issuance of common shares	4,399,797	431,172
Subscriptions received	-	54,000
Loans payable	(150,000)	250,000
Net cash flows from investing activities	4,249,797	735,172
Currency translation adjustment	88,684	-
Increase / (decrease) in cash and cash equivalents	1,783,810	(409,454)
Cash and cash equivalents, beginning of the year	7,689	417,143
Cash and cash equivalents, end of the year	$1,791,499	$7,689

Note 13 – Non-cash transactions

See accompanying notes to the consolidated financial statements

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

1.	Nature of operations

Calico Resources Corp. (the “Company”) and its wholly owned subsidiary, Calico Resources USA Corp. are focused on advancing its 100% owned Grassy Mountain Gold Project (“Grassy Mountain”) located in Oregon, U.S.A. The Company’s shares are traded on the TSX Venture Exchange (“TSX-V”) under the symbol “CKB”. The head office and principal address of the Company is located at Suite 615, 800 West Pender Street, Vancouver, British Columbia, Canada, V6C 2V6. The Company’s registered and records office address is Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X1.

2.	Statement of compliance and basis of preparation

These consolidated financial statements were authorized for issue on September 28, 2015 by the directors of the Company.

Statement of compliance

These consolidated financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).

Going concern

These consolidated financial statements have been prepared on the assumption that the Company will continue as a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. A different basis of measurement may be appropriate if the Company was not expected to continue operations for the foreseeable future. At June 30, 2015, the Company had not achieved profitable operations, had a net loss of $810,920 for the year ended June 30, 2015 and accumulated losses of $9,577,023 since inception, had not advanced its mineral properties to commercial production and expects to incur further losses in the development of its business, all of which indicate a material uncertainty that may cast significant doubt upon the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent upon successful results from its mineral property exploration activities and its ability to attain profitable operations to generate funds and/or its ability to raise equity capital or borrowings sufficient to meet its current and future obligations. Although the Company has been successful in the past in raising funds to continue operations, there is no assurance it will be able to do so in the future.

Basis of preparation

The consolidated financial statements have been prepared on a historical cost basis. The consolidated financial statements are presented in Canadian dollars.

Significant accounting judgments and estimates

The preparation of the Company’s consolidated financial statements in conformity with IFRS requires management to make certain judgments and estimates that affect the reported amounts of assets, liabilities and contingent liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Estimates and judgments are continuously evaluated and are based on management’s experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. However, actual outcomes may differ.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

2.	Statement of compliance and basis of preparation (cont’d)

The effect of a change in an accounting estimate is recognized prospectively by including it in comprehensive income in the period of the change, if the change affects that period only, or in the period of the change and future periods, if the change affects both.

Information about critical judgments in applying accounting policies and estimates that have the most significant risk of causing material adjustment to the carrying amounts of assets and liabilities recognized in the consolidated financial statements within the next financial year are discussed below.

Exploration and evaluation assets

The application of the Company’s accounting policy for exploration and evaluation assets requires judgment in determining whether it is likely that future economic benefits will flow to the Company, which may be based on assumptions about future events or circumstances. Estimates made may change if new information becomes available. If, after an expenditure is capitalized, information becomes available suggesting that the recovery of such expenditure is unlikely, the amount capitalized is written off in the statement of loss and comprehensive loss in the period the new information becomes available.

Title to mineral property interests

Although the Company has taken steps to verify title to mineral properties in which it has an interest, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

Share-based payments

Estimating fair value for share-based payment transactions requires determining the most appropriate valuation model, which is dependent on the terms and conditions of the grant. This estimate also requires determining the most appropriate inputs to the valuation model including the expected life of the share option, volatility, interest rates and, dividend yield and expected vesting dates and making assumptions about them. The assumptions and models used for estimating fair value for share-based payment transactions are disclosed in Note 8.

3.	Summary of significant accounting policies

Consolidation

The consolidated financial statements include the accounts of the Company and its controlled entity. Details of its controlled entity are as follows:

		Percentage owned
	Country of incorporation	June 30, 2015	June 30, 2014

Calico Resources USA Corp.	U.S.	100%	100%

*Percentage of voting power is in proportion to ownership.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

3.	Summary of significant accounting policies (cont’d)

Inter-company balances and transactions are eliminated on consolidation

Foreign currency translation

The functional currency of each of the Company’s entities is measured using the currency of the primary economic environment in which that entity operates. The consolidated financial statements are presented in Canadian dollars which is the parent Company’s functional currency.

Transactions and balances:

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the period-end exchange rate. Non-monetary items are measured at historical cost and continue to be carried at the exchange rate at the date of the transaction. Non-monetary items are measured at fair value and are reported at the exchange rate at the date when fair values were determined.

Exchange differences arising on the translation of monetary items or on settlement of monetary items are recognized in the statement of loss in the period in which they arise.

Reporting currency translation:

The financial statements of the subsidiary have the US dollar as the functional currency and are translated into Canadian dollars as follows: assets and liabilities – at the closing rate at the date of the statement of financial position, and income and expenses – at the average rate of the period (as this is considered a reasonable approximation to actual rates). All resulting changes are recognized in other comprehensive income as cumulative translation adjustments.

Exploration and evaluation assets

Exploration and evaluation expenditures relating to mineral properties include the costs of acquiring licenses, costs associated with exploration and evaluation activity, and the fair value (at acquisition date) of exploration and evaluation assets. Exploration and evaluation expenditures are capitalized. Costs incurred before the Company has obtained the legal rights to explore an area are recognized in profit or loss.

Exploration and evaluation assets are assessed for impairment when events and circumstances suggest that the carrying amount exceeds the recoverable amount.

Once the technical feasibility and commercial viability of the extraction of mineral resources in an area of interest are demonstrable, exploration and evaluation assets attributable to that area of interest are first tested for impairment and then reclassified to mining property and development assets within property, plant and equipment.

The Company may occasionally enter into arrangements, whereby the Company may sell all or part of a mineral interest.

Any cash consideration received from an agreement is credited against the costs previously capitalized to the mineral interest given up by the Company, with any excess cash accounted for as a gain on disposal.

As the Company currently has no operational income, any incidental income earned in connection with the exploration activities are applied as a reduction to capitalized exploration costs.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

3.	Summary of significant accounting policies (cont’d)

Share capital

Equity instruments are contracts that give a residual interest in the net assets of the Company. Financial instruments issued by the Company are classified as equity only to the extent that they do not meet the definition of a financial liability or financial asset. The Company’s common shares, share warrants and flow-through shares are classified as equity instruments. Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

Share-based payments

Where equity-settled share options are awarded to employees, the fair value of the options at the date of grant is charged to the statement of loss and comprehensive loss over the vesting period. Performance vesting conditions are taken into account by adjusting the number of equity instruments expected to vest at each reporting date so that, ultimately, the cumulative amount recognized over the vesting period is based on the number of options that eventually vest. Non-vesting conditions and market vesting conditions are factored into the fair value of the options granted. As long as all other vesting conditions are satisfied, a charge is made irrespective of whether these vesting conditions are satisfied. The cumulative expense is not adjusted for failure to achieve a market vesting condition or where a non-vesting condition is not satisfied.

Where the terms and conditions of options are modified before they vest, the increase in the fair value of the options, as measured immediately before and after the modification, is also charged to the statement of loss and comprehensive income (loss) over the remaining vesting period.

Share-based payment arrangements in which the Company receives goods or services as consideration for its own equity instruments are accounted for as equity-settled share-based payment transactions. If the fair value of the goods or services received cannot be estimated reliably, the share-based payment transaction is measured at fair value of the equity instruments granted at the date the Company receives the goods or the services or is measured by use of a valuation model. The expected life used in the model is adjusted, based on management’s best estimate, for effects of non-transferability, exercise restrictions and behavioural considerations.

Financial Assets

Financial assets are classified based on the purpose for which the asset was acquired. All transactions related to financial instruments are recorded on a trade date basis. There are no financial assets designated as fair value through profit or loss (“FVTPL”), held to maturity, or available for sale. The Company’s accounting policy for the remaining financial asset category is as follows:

Loans and Receivables

These assets are non-derivative financial assets resulting from the delivery of cash or other assets by a lender to a borrower in return for a promise to repay on a specified date or dates, or on demand. They are initially recognized at fair value plus transaction costs that are directly attributable to their acquisition or issue and subsequently carried at amortized cost, using the effective interest rate method, less any impairment losses. Amortized cost is calculated taking into account any discount or premium on acquisition and includes fees that are an integral part of the effective interest rate and transaction costs. Gains and losses are recognized in the consolidated statements of loss and comprehensive loss when the loans and receivables are derecognized or impaired, as well as through the amortization process.

The Company has classified its cash and cash equivalents as loans and receivables.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

3.	Summary of significant accounting policies (cont’d)

Financial Liabilities

Financial liabilities are classified as other financial liabilities, based on the purpose for which the liability was incurred, and comprise trade payables and accrued liabilities and loans payable. These liabilities are initially recognized at fair value net of any transaction costs directly attributable to the issuance of the instrument and subsequently carried at amortized cost using the effective interest rate method. This ensures that any interest expense over the period to repayment is at a constant rate on the balance of the liability carried in the statement of financial position. Interest expense in this context includes initial transaction costs and premiums payable on redemption, as well as any interest or coupon payable while the liability is outstanding. The Company has no financial liabilities designated upon initial recognition as fair value through profit and loss (“FVTPL”), or held for trading.

Trade and other payables represent liabilities for goods and services provided to the Company prior to the end of the period which are unpaid. Trade payable amounts are unsecured and are usually paid within 30 days of recognition.

Trade payables and accrued liabilities and loans payable are classified as other financial liabilities.

Impairment of Financial Assets

At each reporting date the Company assesses whether there is any objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or group of financial assets is deemed to be impaired, if, and only if, there is objective evidence of impairment as a result of one or more events that has occurred after the initial recognition of the asset and that event has an impact on the estimated future cash flows of the financial asset or the group of financial assets.

Impairment of long lived assets

Long lived assets are tested for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. If such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. An impairment loss is recognized whenever the carrying amount of an asset or its cash generating unit exceeds its recoverable amount. Impairment losses are recognized in the statement of loss and comprehensive loss.

The recoverable amount is the greater of an asset’s fair value less cost to sell and its value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

An impairment loss is only reversed if there is an indication that the impairment loss may no longer exist and there has been a change in the estimates used to determine the recoverable amount.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks and, other highly liquid investments with original maturities up to three months that can be redeemed into known amounts at any time without penalty.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

3.	Summary of significant accounting policies (cont’d)

Income taxes

Current income tax:

Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date, in the countries where the Company operates and generates taxable income.

Current income tax relating to items recognized directly is recorded in other comprehensive income or equity. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax:

Deferred income tax is accounted for by providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred income taxes is not recognized for temporary differences related to the initial recognition of the assets or liabilities that affect neither accounting nor taxable profit nor investments in subsidiaries, associates and interests in joint ventures to the extent it is probable that they will not reverse in the foreseeable future.

The amount of deferred income tax provided is based on the expected manner and expected date of realization or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the balance sheet date. A deferred income tax asset is recognized only to the extent that it is probable that future taxable amounts will be available against which the asset can be utilized.

Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net earnings (loss) available to common shareholders by the weighted average number of shares outstanding during the reporting period. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the weighted number of average shares outstanding are increased to include additional shares for the assumed exercise of stock options and warrants, if dilutive. The number of additional shares is calculated by assuming that outstanding stock options and warrants were exercised and that the proceeds from the exercise of such instruments were used to acquire common shares at the average market price during the reporting period.

Restoration and environmental obligations

The Company recognizes liabilities for statutory, contractual, constructive or legal obligations associated with the retirement of long-term assets, when those obligations result from the acquisition, construction development or normal operation of the assets. The net present value of future restoration cost estimates arising from the decommissioning of plant and other site preparation work is capitalized along with a corresponding increase in the restoration provision in the period incurred. Discount rates using a pre-tax rate that reflect the time value of money are used to calculate the net present value. The restoration asset will be depreciated on the same basis as other mining assets. As at June 30, 2015 and 2014, the Company did not have any significant restoration or environmental obligations.

Changes in the net present value, excluding changes in the Company’s estimates of reclamation costs, are charged to consolidated statements of loss and comprehensive income (loss) for the period.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

3.	Summary of significant accounting policies (cont’d)

Other Provisions

Provisions are recognized for liabilities of uncertain timing or amount that have arisen as a result of past transactions, including legal or constructive obligations. The provision is measured at the best estimate of the expenditure required to settle the obligation at the reporting date.

New accounting standards and interpretations adopted

Effective July 1, 2014, the Company adopted the following accounting standards issued by IASB.

IAS 24— Related Party Disclosures

The amendments to IAS 24 clarify that a management entity, or any member of a group of which it is a part, that provides key management services to a reporting entity, or its parent, is a related party of the reporting entity. The amendments also require an entity to disclose amounts incurred for key management personnel services provided by a separate management entity. This replaces the more detailed disclosure by category required for other key management personnel compensation. The application of this IAS did not have a material impact on the amounts reported for the current or prior years but may affect the disclosure for future transactions or arrangements.

IFRIC 21 – Levies

The IASB issued IFRIC 21 – Levies (“IFRIC 21”), an interpretation of IAS 37 – Provisions, Contingent Liabilities and Contingent Assets (“IAS 37”), on the accounting for levies imposed by governments. IAS 37 sets out criteria for the recognition of a liability, one of which is the requirement for the entity to have a present obligation as a result of a past event (“Obligating Event”). IFRIC 21 clarifies that the Obligating Event that gives rise to a liability to pay a levy is the activity described in the relevant legislation that triggers the payment of the levy. The application of this IFRS did not have a material impact on the amounts reported for the current or prior years but may affect the accounting for future transactions or arrangements.

The following standards and interpretations have been issued but are not yet effective:

The following standards, interpretations and amendments, which have not been applied to in these consolidated financial statements, will or may have an effect on the Company’s future consolidated financial statements. The Company is in the process of evaluating these new standards.

IFRS 9 — Financial instruments, classification and measurement

IFRS 9 Financial Instruments is part of the IASB’s wider project to replace IAS 39 Financial Instruments:

Recognition and Measurement. IFRS 9 retains but simplifies the mixed measurement model and establishes two primary measurement categories for financial assets: amortized cost and fair value. The basis of classification depends on the entity’s business model and the contractual cash flow characteristics of the financial asset. The standard is effective for annual periods beginning on or after January 1, 2018. The Company is in the process of evaluating the impact of the new standard.

4.	Cash and cash equivalents

Cash and cash equivalents include guaranteed investment certificates with a term to maturity of up to three months from date of acquisition and which can be redeemed at any time without penalty.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

5.	Exploration and evaluation assets

The following is a description of the Company’s Grassy Mountain exploration and evaluation assets and the related spending commitments.

Year ended June 30, 2015

Property acquisition costs
Balance, June 30, 2014	$3,370,184
Additions	257,801

Balance, June 30, 2015	$3,627,985

Exploration and evaluation costs
Balance, June 30, 2014	$5,407,206

Costs incurred during year:
Consulting (Note 10)	360,113
Engineering	585,833
Environmental	627,328
Field supplies	225
Metallurgy	-
Other costs	51,175
Permits and fees	249,841
Travel and accommodations	31,805

1,906,320

Balance, June 30, 2015	7,313,526

Other income	-
Currency translation adjustment	1,491,998

Balance, June 30, 2015	$12,433,509

Year ended June 30, 2014

Property acquisition costs
Balance, June 30, 2013	$3,157,221
Additions	212,963

Balance, June 30, 2014	$3,370,184

Exploration and evaluation costs
Balance, June 30, 2013	$4,784,552

Costs incurred during year:
Consulting (Note 10)	180,696
Engineering	128,678
Environmental	461,864
Field supplies	473
Metallurgy	854
Other costs	52,623
Permits and fees	49,510
Travel and accommodations	21,230

895,928

Balance, June 30, 2014	5,680,480

Other income	(388,235)
Currency translation adjustment	114,961

Balance, June 30, 2014	$8,777,390

USA – Oregon

On February 5, 2013, the Company exercised its option to acquire a 100% interest in the Grassy Mountain Project from Seabridge Gold Inc. (“Seabridge”) by issuing 6,433,000 common shares (the “Issued Shares”) and 4,567,000 Special Warrants to Seabridge. The shares and Special Warrants were valued at $0.19 each which was based on the trading price of the shares at the date of issuance. Each Special Warrant is exercisable to acquire one additional common share of the Company (a “Special Warrant Share”) for no additional consideration. The Special Warrants can only be exercised to the extent that, after exercise, Seabridge holds less than 20% of the outstanding shares of the Company. Calico has agreed to ask its shareholders to approve the exercise of those outstanding Special Warrants and approve Seabridge then holding more than 20% of the issued shares in Calico. Pursuant to the agreement, the Company agreed to guarantee the obligations of Calico Resources USA Corp., including those guaranteed to Seabridge.

On September 26, 2013, Seabridge acquired, on behalf of its wholly owned subsidiary, Seabridge Gold Corp., 1,671,000 common shares upon exercise of 1,671,000 Special Warrants. Including the initial 2,000,000 common shares issued under the original definitive option agreement dated April 18, 2011, at that time, Seabridge then owned and controlled 10,104,000 common shares and 2,896,000 Special Warrants of the Company, representing 19.55% of the outstanding common shares and 100% of the Special Warrants of the Company.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

5.	Exploration and evaluation assets (cont’d)

On February 19, 2014, the Company held its Annual and Special General Meeting of its shareholders. Shareholders approved the exercise by Seabridge of the balance of its 2,896,000 Special Warrants, then resulting in Seabridge holding 13 million common shares of the Company, representing 23.81% of Calico’s common shares at that time. With subsequent share issuances, this interest has fallen below 20%.

There are existing letters of credit posted with the State of Oregon – Department of Geology and Mineral Industries (DOGAMI) in the amount of $146,200 in respect of possible reclamation work required on the property. This existing security has been posted by Seabridge. The Company is required to use reasonable commercial efforts to arrange for the release of the existing security and replace this existing security with new letters of credit or reclamation bonds as soon as possible after registered title to the property has transferred to the Company. The intention of the Company is to replacement of security; however this has not been completed.

On November 1, 2014, the Company entered into an amendment of the mining lease and agreement regarding Grassy Mountain with Sherry and Yates Inc., which originally provided the Company with an option to buy down the royalty to 1%, with a cash payment of $2.1 US million at any time up to February 16, 2015. The terms of the agreement as originally entered into on February 16, 2004 provided for production royalty payments to be based on the price of gold. The rates are as follows:

Production Royalty Rate on Gross Proceeds	Gold Price Per Ounce ($US)
4.0%	Less than $500
5.0%	$500-800
6.0%	Over $800

In addition, the original agreement provides for a 4% production royalty on any other metals, other than gold.

On November 1, 2014, Sherry & Yates Inc. agreed to amend the buy down option as follows:

from February 17, 2015 to February 16, 2016 the royalty can be bought down to 1% for $2.2 US million;

from February 17, 2016 to February 16, 2017 the royalty can be bought down to 1.25% for $2.3 US million; and

from February 17, 2017 to February 16, 2018 the royalty can be bought down to 1.5% for $2.4 US million.

The advance royalty payment remains the same at $100,000 US per year, due on February 15th of each year.

6.	Trade payables and accrued liabilities

	June 30, 2015	June 30, 2014

Trade payables *	$671,942	$ 763,705
Amounts due to related parties (Note 10)	121,217	112,900
Accrued liabilities	114,404	32,000

	$907,563	$ 908,605

*Included in trade payables is the amount of $443,246 (2014: $573,725) representing invoiced legal fees from the Company’s previous legal counsel. The Company is contesting the amount of these invoices, and an action has commenced in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which the Company would then be liable. The Company is uncertain, at this time, as to how long the review process will take.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

7.	Loans payable

At June 30, 2014, the Company had two loans payable as follows:

On November 13, 2013, the Company received a loan from Seabridge Gold Inc. and as a result issued a promissory note in the principal amount of $100,000 plus simple interest of 5%. On July 14, 2014, the Company issued 859,477 common shares at a price of $0.12 in settlement of the Seabridge loan of $100,000, plus accrued interest of $3,137.

On March 21, 2014, the Company received a loan from an unrelated party and as a result issued a promissory note in the principal amount of $150,000 plus interest accruing at a rate of 5%. On July 17, 2014, the Company repaid the loan plus interest in full settlement.

8.	Share capital and other components of equity

Authorized share capital

Unlimited number of common shares without par value.

Issued share capital

At June 30, 2015, there were 102,445,845 issued and fully paid common shares (June 30, 2014 – 54,137,036).

On August 7 and September 26, 2013 1,170,500 warrants with an expiry date of September 26, 2013 were exercised at $0.12 per share for total proceeds of $140,460.

On September 26, 2013, Seabridge acquired, on behalf of its wholly owned subsidiary, Seabridge Gold Corp., 1,671,000 common shares upon exercise of 1,671,000 Special Warrants.

On April 30, 2014, the Company announced the closing of the first tranche of private placement financing. In the first tranche, Calico issued a total of 2,441,667 units at the price of $0.12 per unit, raising gross proceeds of $293,000.

On July 3, 2014, the Company closed the second tranche of its non-brokered private placement originally announced March 25, 2014. In the second tranche, the Company issued 800,000 units at a price of $0.12 per unit. The total gross proceeds raised in this tranche amounted to $96,000.

On July 14, 2014, the TSX Venture Exchange approved the issuance of a total of 2,526,144 shares and 833,333 share purchase warrants in settlement of a total of $303,137 in Company debt. The Company issued 1,666,667 units at a price of $0.12 per unit in settlement of legal fees of $200,000. Each unit is comprised of one common share and one-half of one transferable share purchase warrant. Each warrant is exercisable at a price of $0.15 into one common share until July 14, 2015. Additionally, the Company issued 859,477 common shares at a price of $0.12 in settlement of the Seabridge loan of $100,000, plus accrued interest of $3,137.

On July 17 and 25, 2014, the Company closed the third and final tranche of its non-brokered private placement originally announced March 25, 2014. In the third tranche, the Company issued a total of 5,033,334 units at a price of $0.12 per unit. The total gross proceeds raised in this tranche amounted to $604,000.

On August 6, 2014, Seabridge Gold Inc., on behalf of its wholly-owned subsidiary, Seabridge Gold Corporation, exercised 2,896,000 special warrants and was issued 2,896,000 common shares.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

8.	Share capital and other components of equity (cont’d)

On October 6 and 17, 2014, the Company closed the first and second tranche of a non brokered private placement originally announced September 10, 2014. The Company issued a total of 12,053,331 units at $0.15 per unit, raising total gross proceeds of $1,808,000. Each Unit consists of one common share and one-half of one share purchase warrant. Each full warrant entitles the holder to purchase one additional common share of the Company for a period of 12 months from closing of the private placement, at an exercise price of $0.18 per share for the first six-month period following closing and at an exercise price of $0.21 per share for the second six-month period following closing. The Company paid a 5% cash finder’s fee to certain parties who qualified in accordance with securities legislation and TSX Venture Exchange policies to receive a finders’ fee.

On May 28, 2015, the Company closed its non-brokered private placement financing originally announced on May 6, 2015. The Company issued 25,000,000 common shares in the private placement, raising total gross proceeds of $2,000,000. No warrants, commissions or finder’s fees were paid in connection with the financing.

Warrants

The following table summarizes information about the issued and outstanding warrants for the year ended June 30, 2015 and 2014:

	June 30, 2015		June 30, 2014
	Number of warrants	Weighted average exercise price	Number of warrants	Weighted average exercise price

Warrants outstanding, beginning of year	5,753,683	$0.29	8,860,350	$ 0.35
Warrants issued	9,776,663	0.18	1,220,833	0.15
Warrants exercised	-	-	(1,170,500)	0.12
Warrants expired	(5,753,683)	0.29	(3,157,000)	0.46

Warrants outstanding and exercisable, end of year	9,776,663	$0.18	5,753,683	$ 0.29

Subsequent to June 30, 2015, 3,750,000 warrants with an exercise price of $0.15 expired.

As at June 30, 2015 there were 9,776,663 warrants outstanding and exercisable as follows:

Number of warrants outstanding	Exercise price	Expiry date

400,000	$0.15	July 3, 2015
833,333	$0.15	July 14, 2015
1,266,667	$0.15	July 17, 2015
1,250,000	$0.15	July 25, 2015
3,981,663	$0.21	October 6, 2015
2,045,000	$0.21	October 17, 2015

9,776,663

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

8.	Share capital and other components of equity (cont’d)

Special warrants

	June 30, 2015

	Number of special warrants	Weighted average exercise price

Special warrants outstanding, beginning of year	2,896,000	$ -
Special warrants exercised	(2,896,000)	-

Special warrants outstanding, end of year	-	$ -

On August 6, 2014, Seabridge Gold Inc., on behalf of its wholly-owned subsidiary, Seabridge Gold Corporation, exercised 2,896,000 special warrants and was issued 2,896,000 common shares.

Stock options

The Company has adopted an incentive stock option plan, which provides that the Board of Directors of the Company may from time to time, in its discretion, and in accordance with the TSX Venture Exchange requirements, grant to directors, officers, employees and technical consultants of the Company, non-transferable stock options to purchase common shares, provided that the number of common shares reserved for issuance is a rolling plan of 10% of the issued and outstanding common shares. Such options will be exercisable for a period of up to 5 years from the date of grant. Subject to the Board of Directors discretion, options vest on date of grant.

The changes in options during the year ended June 30, 2015 and 2014 are as set out below:

	June 30, 2015		June 30, 2014

	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Options outstanding and exercisable, beginning of year	1,415,000	$0.45	2,195,000	$ 0.46
Options granted	2,375,000	0.16	-	-
Options cancelled/expired	(570,000)	0.40	(780,000)	0.47

Options outstanding and exercisable, end of year	3,220,000	$0.25	1,415,000	$ 0.45

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

8.	Share capital and other components of equity (cont’d)

As at June 30, 2015 there were 3,220,000 stock options outstanding as follows:

Number of stock options outstanding	Exercise price	Expiry date

100,000	$0.40	October 12, 2015
500,000	$0.35	December 14, 2015
50,000	$0.40	May 12, 2016
110,000	$0.60	June 10, 2016
25,000	$0.60	August 22, 2016
185,000	$0.60	December 22, 2016
1,35,0000	$0.16	August 18, 2019
600,000	$0.17	August 25, 2019
300,000	$0.17	January 20, 2020

3,220,000

The weighted average expected life remaining of stock options outstanding at June 30, 2015 is 3.16 years (June 30, 2014 – 2.40 years).

On August 18, 2014, the Company granted 1.35 million incentive stock options to key non-director employees of the Company at an exercise price of $0.16 per share and exercisable for five years. Of these options, 675,000 vest immediately while the remaining 675,000 will vest immediately while the remaining

675,000 will vest upon the earlier of: (1) the sale of the Company; (2) sale of the Grassy Mountain asset; (3) completion of a joint venture agreement on Grassy Mountain; or (4) approval of a Plan of Operation by the state of Oregon.

On August 25, 2014, the Company granted 725,000 incentive stock options to directors and consultants of the Company pursuant to its stock option plan. These options are exercisable for a period of five years from the grant date at a price of $0.17 per share. Of these options 362,500 will vest immediately while the remaining 362,500 will vest upon the earlier of: (1) the sale of the Company; (2) sale of the Grassy Mountain asset; (3) completion of a joint venture agreement on Grassy Mountain; or (4) approval of a Plan of Operation by the state of Oregon.

On January 20, 2015, the Company granted 300,000 incentive stock options to directors of the Company pursuant to its stock option plan. These options are exercisable for a period of five years from the grant date at a price of $0.17 per share. Of these options 150,000 will vest immediately while the remaining 150,000 will vest upon the earlier of: (1) the sale of the Company; (2) sale of the Grassy Mountain asset; (3) completion of a joint venture agreement on Grassy Mountain; or (4) approval of a Plan of Operation by the state of Oregon.

For the year ended June 30, 2015, the Company recorded share-based payments of $198,848 (2014 - $Nil), based on the following weighted average assumptions:

	June 30, 2015	June 30, 2014

Expected life of options	5 years	-
Annualized volatility	113%	-
Risk-free interest rate	1.39%	-
Dividend rate	0%	-

9.	Reserves

Stock option reserves

The stock option reserve records items recognized as share-based payments until such time that the stock options are exercised, at which time the corresponding amount will be transferred to share capital.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

9.	Reserves (cont’d)

Warrant reserves

The warrant reserve records items recognized as part of a unit financing, and for special warrants issued, until such time that the warrants are exercised, at which time the corresponding amount will be transferred to share capital.

Accumulated other comprehensive income

The accumulated other comprehensive income reserve records exchange differences arising on translation of a subsidiary of the Company that has a functional currency other than the Canadian dollar.

10.	Related party balances and key management personnel

The following amounts due to related parties are included in trade payables and accrued liabilities. These amounts are unsecured, non-interest bearing and have no fixed terms of payments. All related party amounts are to key management personnel.

	June 30, 2015	June 30, 2014

Directors and officers of the Company	$121,217	$112,900

Transactions with related parties are summarized in the table below:

	Year ended

	June 30, 2015	June 30, 2014

Management fees and other (1)	$400,295	$326,808
Director fees	-	24,025
Share-based payment	175,506	-

	$575,801	$350,833

(1) in 2015, $192,863 (2014: $142,295) of management fees were allocated to exploration and evaluation assets as warranted.

During the year, the Company issued 859,477 common shares at a price of $0.12 in settlement of a related party loan (Note 8).

11.	Financial risk management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

11.	Financial risk management (cont’d)

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash and cash equivalents held in bank accounts. The majority of cash and cash equivalents are deposited in bank accounts which are held with major banks in Canada and U.S.A. This risk is managed by using major banks that are high credit quality financial institutions as determined by rating agencies.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has a planning and budgeting process in place to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis. The Company ensures that there are sufficient funds to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

Historically, the Company’s main source of funding has been the issuance of equity securities for cash and cash equivalents, primarily through private placements. The Company’s access to financing is always uncertain. There can be no assurance of continued access to significant equity funding.

Foreign exchange risk

Foreign currency risk is the risk that the fair values of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the respective functional currency. The Company does not hedge its exposure to fluctuations in foreign exchange rates.

The following is an analysis of the Canadian dollar equivalent of financial assets and liabilities that are denominated in U.S. dollars:

	June 30, 2015	June 30, 2014

Cash and cash equivalents	$5,551	$3,934
Accounts payable	(478,185)	(271,447)

	$(472,634)	$(267,513)

Based on the above net exposures, as at June 30, 2015, a 10% change in the U.S. dollar to Canadian dollar exchange rate would impact the Company’s net loss by $47,263.

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is not exposed to significant interest rate risks.

Capital management

The Company’s policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain future development of the business. The capital structure of the Company consists of equity, comprising share capital, net of accumulated deficit.

There were no changes in the Company’s approach to capital management during the year. The Company is not subject to any externally imposed capital requirements.

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

11.	Financial risk management (cont’d)

Fair value

The Company’s financial instruments consist of cash and cash equivalents, trade payables and accrued liabilities and loans payable. The carrying value of these financial instruments approximates their fair values due to the short term nature of these instruments.

12.	Segmented information

Operating segments

The Company operates in a single reportable operating segment – the acquisition and exploration of mineral properties.

Geographic segments

The Company’s non-current assets are located in the following countries:

	As at June 30, 2015

	Canada	U.S.A.	Total

Exploration and evaluation assets	-	12,433,509	12,433,509

	$-	$12,433,509	$12,433,509

	As at June 30, 2014

	Canada	U.S.A.	Total

Equipment	$1,349	$-	$1,349
Exploration and evaluation assets	-	8,777,390	8,777,390

	$1,349	$8,777,390	$8,778,739

13.	Supplemental disclosure with respect to cash flows

During the year ended June 30, 2015 and 2014, the Company incurred the following non-cash investing and financing activities that are not reflected in the statements of cash flows:

	Year ended

	June 30, 2015	June 30, 2014

Exploration and evaluation assets included in trade payables and accrued liabilities	$289,104	$102,752
Shares issued for debt	$303,137	-

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

14.	Income tax

The difference between tax expense for the year and the expected income taxes based on the statutory tax rates arises as follows:

	June 30, 2015	June 30, 2014

Loss before tax per the accounts	$(810,920)	$(968,836)

Income taxed at local statutory rates –26%
(2014 – 26%)	$(211,000)	$(252,000)
Foreign income taxed at other rate	-	(2,000)
Non-deductible expense	52,000	2,000
Share issue costs	(13,000)	(1,000)
Expiry of loss carryforward	60,000	-
Effect of foreign exchange and other	(104,000)	75,000
Unrecognized deferred tax assets	216,000	178,000

	$-	$-

Effective July 1, 2014, the Canadian Federal corporate tax rate remained at 15% and the British Columbia provincial tax at 11%. The combined US Federal and applicable State tax rate is 38.36%.

The nature and tax effect of the taxable temporary differences giving rise to deferred tax assets and liabilities are summarized as follows:

	June 30, 2015	June 30, 2014

Non-capital losses	$2,285,000	$1,898,000
Undeducted financing costs	28,000	37,000
Cumulative eligible capital	5,000	5,000

Deferred Tax Asset	2,318,000	1,940,000
Offset deferred tax liabilities	(832,000)	(670,000)

	1,486,000	1,270,000
Unrecognized deferred tax liability	(1,486,000)	(1,270,000)

Net deferred tax assets	$-	$-

Calico Resources Corp.

Notes to the consolidated financial statements

(Expressed in Canadian dollars)

For the year ended June 30, 2015 and 2014

14.	Income tax (cont’d)

Deferred Tax Assets and Liabilities

As at June 30, 2015, the Company has estimated non-capital losses for income tax purposes that may be carried forward to reduce taxable income derived in future years, as summarized below.

Canadian non-capital losses expire as follows:

Year of Expiry
2026	$68,000
2027	29,000
2028	57,000
2029	81,000
2030	179,000
2031	644,000
2032	1,117,000
2033	1,027,000
2034	1,042,000
2035	692,000

Total	$4,936,000

United States operating tax losses expire as follows:

Year of Expiry
2031	$8,000
2032	569,000
2033	421,000
2034	501,000
2035	591,000

Total	$2,090,000

Prior year comparatives have been reclassified in order to conform to the current year presentation.

Calico Resources Corp.

Condensed Consolidated Interim Financial Statements

Six Month Period Ended December 31, 2015

(Unaudited – prepared by Management)

(Expressed in Canadian Dollars)

MANAGEMENT’S RESPONSIBILITY FOR FINANCIAL REPORTING

The condensed consolidated interim unaudited financial statements of Calico Resources Corp. (An Exploration Stage Company) are the responsibility of the Company’s management. The financial statements are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and reflect management’s best estimates and judgment based on information currently available.

Management has developed and maintains a system of internal controls to ensure that the Company’s assets are safeguarded, transactions are authorized and properly recorded and financial information is reliable.

The Board of Directors is responsible for ensuring management fulfills its responsibilities for financial reporting and internal controls through an audit committee. The Audit Committee reviews the results of the condensed consolidated interim unaudited financial statements prior to their submission to the Board of Directors for approval.

“Paul A Parisotto”	“Alec Peck”
Paul A Parisotto	Alec Peck
Chief Executive Officer	Chief Financial Officer

Condensed Consolidated Unaudited Interim Financial Statements

In accordance with National Instruments 51-102 released by the Canadian Securities Administrators, the Company discloses that its auditors have not reviewed the condensed consolidated interim unaudited financial statements for the six months ended December 31, 2015.

Calico Resources Corp.

Condensed consolidated interim unaudited statements of financial position

(Expressed in Canadian dollars)

	Notes	December 31, 2015	June 30, 2015

ASSETS
Current assets
Cash and cash equivalents	3	$493,152	$1,791,499
Receivables		6,936	11,207
Prepaid expenses		13,166	12,483

		513,254	1,815,189

Non-current assets
Exploration and evaluation assets	4, 8	14,856,601	12,433,509

		14,856,601	12,433,509

TOTAL ASSETS		$15,369,855	$14,248,698

LIABILITIES
Current liabilities
Trade payables and accrued liabilities	5, 8	$904,201	$907,563

TOTAL LIABILITIES		904,201	907,563

SHAREHOLDERS’ EQUITY
Share capital	6	18,615,361	18,613,384
Reserves	7	2,488,526	2,463,604
Accumulated other comprehensive income		3,202,395	1,841,170
Deficit		(9,840,628)	(9,577,023)

TOTAL SHAREHOLDERS’ EQUITY		14,465,654	13,341,135

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$15,369,855	$14,248,698

Approved on behalf of the Board by:

Approved on behalf of the Board by:

“John Pollesel”	Director
John Pollesel

“Kevin Milledge”	Director
Kevin Milledge	Kevin Milledge

See accompanying notes to the condensed consolidated interim unaudited financial statements

Calico Resources Corp.

Condensed consolidated interim unaudited statements of loss and comprehensive income

(Expressed in Canadian dollars)

	Three month period ended		Six month period ended
	December 31,		December 31,
	2015	2014	2015	2014

Expenses
Audit and tax services	$7,900	$10,468	$14,150	$18,468
Administration	16,729	22,133	41,306	52,267
Insurance	4,708	2,662	6,083	5,325
Investor relations	1,079	871	2,509	7,672
Legal services	31,754	24,498	84,165	61,105
Management fees	44,619	52,334	91,385	91,687
Share-based payments	12,461	11,496	24,922	154,562
Transfer agent and filing fees	2,061	6,518	6,204	31,522
Travel, promotion and board meetings	4,540	8,594	6,709	9,821

	(125,851)	(139,574)	(277,433)	(432,429)
Other items
Interest income	564	-	3,662	58
Interest expense	-	-	-	(4,723)
Foreign exchange gain / (loss)	(2,194)	963	10,166	12,708

Net loss for period	(127,481)	(138,611)	(263,605)	(424,386)

Other comprehensive income
Exchange differences on translating foreign operations	523,381	347,389	1,361,225	775,237

Total comprehensive income	$395,900	$208,778	$1,097,620	$350,851

Loss per share – basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.01)

Weighted average number of common shares outstanding	102,445,845	76,301,751	102,445,845	69,533,245

See accompanying notes to the condensed consolidated interim unaudited financial statements

Calico Resources Corp.

Condensed consolidated interim unaudited statements of changes in shareholders’ equity

(Expressed in Canadian dollars)

	Share Capital		Subscriptions Received	Reserves	Accumulated other comprehensive income	Deficit	Total
	Number of shares	Amount	Amount	Warrant and stock option reserves

Balance at June 30, 2014	54,137,036	$13,721,608	$54,000	$2,399,598	$260,233	$(8,766,103)	$7,669,336
Shares issued for cash - private placements	17,886,665	2,508,000	(54,000)	-	-	-	2,454,000
Fair value of share purchase warrants		(421,197)	-	421,197	-	-	-
Shares issued for debt	2,526,144	303,137	-	-	-	-	303,137
Share issue costs	-	(30,395)	-	(5,799)	-	-	(36,194)
Shares issued non-cash	2,896,000	550,240	-	(550,240)	-	-	-
Share-based payment				154,562			154,562
Currency translation adjustment	-	-	-	-	775,237	-	775,237
Net loss for the period	-	-	-	-	-	(458,600)	(458,600)

Balance at December 31, 2014	77,445,845	$16,631,393	$-	$2,419,318	$1,035,470	$(9,224,703)	$10,861,478
Balance at June 30, 2015	102,445,845	$18,613,384	$-	$2,463,604	$1,841,170	$(9,577,023)	$13,341,135
Shares issued for cash - private placements	-	-	-	-	-	-	-
Fair value of share purchase warrants		-	-	-	-	-	-
Shares issued for debt	-	-	-	-	-	-	-
Share issue cost recovery	-	1,977	-	-	-	-	1,977
Shares issued non-cash	-	-	-	-	-	-	-
Share-based payment	-	-	-	24,922	-	-	24,922
Currency translation adjustment	-	-	-	-	1,361,225	-	1,361,225
Net loss for the period	-	-	-	-	-	(263,605)	(263,605)

Balance at December 31, 2015	102,445,845	$18,615,361	$-	$2,488,526	$3,202,395	$(9,840,628)	$14,465,654

See accompanying notes to the condensed consolidated interim unaudited financial statements

	Three month period ended		Six month period ended
		December 31,		December 31,
	2015	2014	2015	2014

Operating activities
Net loss for period	$(127,481)	$(138,611)	$(263,605)	$(424,386)
Adjustments for non-cash items:
Depreciation	-	101	-	202
Share-based payments	12,461	11,496	24,922	154,562
Changes in non-cash working capital items:
Other receivable and prepaid expenses	6,561	5,236	3,587	26,308
Trade payables and accrued liabilities	(10,955)	(85,474)	(16,030)	(258,988)

Net cash flows used in operating activities	(119,414)	(207,252)	(251,126)	(502,302)

Investing activities
Expenditures on exploration and evaluation assets	(430,667)	(651,407)	(1,066,529)	(931,259)

Net cash flows used in investing activities	(430,667)	(651,407)	(1,066,529)	(931,259)

Financing activities
Proceeds on issuance of common shares	-	1,787,154	-	2,417,806
Subscriptions received	-	(816,796)	-	-
Share issue cost recovery	-	-	1,977	-

Net cash flows from investing activities	-	970,358	1,977	2,417,806

Currency translation adjustment	30,620	17,684	17,331	14,183

Increase / (decrease) in cash and cash equivalents	(519,461)	129,383	(1,298,347)	998,428
Cash and cash equivalents, beginning of the period	1,012,613	876,734	1,791,499	7,689

Cash and cash equivalents, end of the period	$493,152	$1,006,117	$493,152	$1,006,117

Note 11 – Non-cash transactions

See accompanying notes to the condensed consolidated interim unaudited financial statements

1.	Nature of operations

Calico Resources Corp. (the “Company”) and its wholly owned subsidiary, Calico Resources USA Corp. are focused on advancing its 100% owned Grassy Mountain Gold Project (“Grassy Mountain”) located in Oregon, U.S.A. The Company’s shares are traded on the TSX Venture Exchange (“TSX-V”) under the symbol “CKB”. The head office and principal address of the Company is located at Suite 615, 800 West Pender Street, Vancouver, British Columbia, Canada, V6C 2V6. The Company’s registered and records office address is Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X1.

2.	Statement of compliance and basis of preparation

These condensed consolidated interim unaudited financial statements were authorized for issue on February 26, 2016 by the directors of the Company.

Statement of compliance

These condensed consolidated interim unaudited financial statements have been prepared in accordance with International Accounting Standard 34, Interim Financial Reporting (“IAS 34”) using accounting policies consistent with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”). The accounting policies and methods of computation applied by the Company in these condensed consolidated interim unaudited financial statements are the same as those applied in the Company’s annual financial statements as at and for the year ended June 30, 2015.

The condensed consolidated interim unaudited financial statements do not include all of the information and note disclosures required for full annual financial statements and should be read in conjunction with the Company’s annual financial statements as at and for the year ended June 30, 2015.

Going concern

These condensed consolidated interim unaudited financial statements have been prepared on the assumption that the Company will continue as a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. A different basis of measurement may be appropriate if the Company was not expected to continue operations for the foreseeable future. At December 31, 2015, the Company had not achieved profitable operations, had a net loss of $263,605 for the six month period ended December 31, 2015 and accumulated losses of $9,840,628 since inception, had not advanced its mineral properties to commercial production and expects to incur further losses in the development of its business, all of which indicate a material uncertainty that may cast significant doubt upon the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent upon successful results from its mineral property exploration activities and its ability to attain profitable operations to generate funds and/or its ability to raise equity capital or borrowings sufficient to meet its current and future obligations. Although the Company has been successful in the past in raising funds to continue operations, there is no assurance it will be able to do so in the future.

Basis of preparation

The condensed consolidated interim unaudited financial statements have been prepared on a historical cost basis. The condensed consolidated interim unaudited financial statements are presented in Canadian dollars.

2.	Statement of compliance and basis of preparation (cont’d)

Significant accounting judgments and estimates

These condensed consolidated interim unaudited financial statements are unaudited and prepared on a condensed basis in accordance with the International Accounting Standards (“IAS”) 34, Interim Financial Reporting issued by the International Accounting Standard Board (“IASB”). These condensed consolidated interim unaudited financial statements have been prepared in accordance with the accounting policies described in Note 3 of the Company’s Annual Financial Statements as at and for the year ended June 30, 2015. Accordingly, these condensed consolidated interim unaudited financial statements for the six month period ended December 31, 2015 and 2014 should be read together with the Annual Financial Statements as at, and for the year ended, June 30, 2015.

The following standards and interpretations have been issued but are not yet effective:

The following standards, interpretations and amendments, which have not been applied in these condensed consolidated interim unaudited financial statements, may have an effect on the Company’s future condensed consolidated interim unaudited financial statements. The Company is in the process of evaluating these new standards.

IFRS 9 — Financial instruments, classification and measurement

IFRS 9 Financial Instruments is part of the IASB’s wider project to replace IAS 39 Financial Instruments:

Recognition and Measurement. IFRS 9 retains but simplifies the mixed measurement model and establishes two primary measurement categories for financial assets: amortized cost and fair value. The basis of classification depends on the entity’s business model and the contractual cash flow characteristics of the financial asset. The standard is effective for annual periods beginning on or after January 1, 2018. The Company is in the process of evaluating the impact of the new standard.

3.	Cash and cash equivalents

Cash and cash equivalents include guaranteed investment certificates with a term to maturity of up to three months from date of acquisition and which can be redeemed at any time without penalty.

4.	Exploration and evaluation assets

The following is a description of the Company’s Grassy Mountain exploration and evaluation assets and the related spending commitments.

Period ended December 31, 2015
Property acquisition costs
Balance, June 30, 2015	$3,627,985
Additions	147,266
Balance, December 31, 2015	$3,775,251
Exploration and evaluation costs
Balance, June 30, 2015	$8,805,524
Costs incurred during period:
Consulting (Note 8)	268,884
Engineering	18,535
Environmental	405,106
Field supplies	562
Other costs	51,386
Permits and fees	146,009
Travel and accommodations	41,450
931,932
Balance, December 31, 2015	9,737,456
Currency translation adjustment	1,343,894
Balance, December 31, 2015	$14,856,601

4.	Exploration and evaluation assets (cont’d)

USA – Oregon

On February 5, 2013, the Company exercised its option to acquire a 100% interest in the Grassy Mountain Project from Seabridge Gold Inc. (“Seabridge”) by issuing 6,433,000 common shares (the “Issued Shares”) and 4,567,000 Special Warrants to Seabridge. The shares and Special Warrants were valued at $0.19 each which was based on the trading price of the shares at the date of issuance. Each Special Warrant is exercisable to acquire one additional common share of the Company (a “Special Warrant Share”) for no additional consideration. The Special Warrants can only be exercised to the extent that, after exercise, Seabridge holds less than 20% of the outstanding shares of the Company. Calico has agreed to ask its shareholders to approve the exercise of those outstanding Special Warrants and approve Seabridge then holding more than 20% of the issued shares in Calico. Pursuant to the agreement, the Company agreed to guarantee the obligations of Calico Resources USA Corp., including those guaranteed to Seabridge.

On September 26, 2013, Seabridge acquired, on behalf of its wholly owned subsidiary, Seabridge Gold Corp., 1,671,000 common shares upon exercise of 1,671,000 Special Warrants. Including the initial 2,000,000 common shares issued under the original definitive option agreement dated April 18, 2011, at that time, Seabridge then owned and controlled 10,104,000 common shares and 2,896,000 Special Warrants of the Company, representing 19.55% of the outstanding common shares and 100% of the Special Warrants of the Company.

On February 19, 2014, the Company held its Annual and Special General Meeting of its shareholders. Shareholders approved the exercise by Seabridge of the balance of its 2,896,000 Special Warrants, then resulting in Seabridge holding 13 million common shares of the Company, representing 23.81% of Calico’s common shares at that time. With subsequent share issuances, this interest has fallen below 20%.

There are existing letters of credit posted with the State of Oregon – Department of Geology and Mineral Industries (DOGAMI) in the amount of $146,200 in respect of possible reclamation work required on the property. This existing security has been posted by Seabridge. The Company is required to use reasonable commercial efforts to arrange for the release of the existing security and replace this existing security with new letters of credit or reclamation bonds as soon as possible after registered title to the property has transferred to the Company. The intention of the Company is to replace the security; however this has not been completed.

On November 1, 2014, the Company entered into an amendment of the mining lease and agreement regarding Grassy Mountain with Sherry & Yates Inc., which originally provided the Company with an option to buy down the royalty to 1%, with a cash payment of $2.1 US million at any time up to February 16, 2015. The terms of the agreement as originally entered into on February 16, 2004 provided for production royalty payments to be based on the price of gold. The rates are as follows:

Production Royalty Rate on Gross Proceeds	Gold Price Per Ounce ($US)
4.0%	Less than $500
5.0%	$500-800
6.0%	Over $800

In addition, the original agreement provides for a 4% production royalty on any other metals, other than gold.

On November 1, 2014, Sherry & Yates Inc. agreed to amend the buy down option as follows:

from February 17, 2015 to February 16, 2016 the royalty can be bought down to 1% for $2.2 US million;

from February 17, 2016 to February 16, 2017 the royalty can be bought down to 1.25% for $2.3 US million; and

from February 17, 2017 to February 16, 2018 the royalty can be bought down to 1.5% for $2.4 US million.

The advance royalty payment remains the same at $100,000 US per year, due on February 15th of each year. (Subsequent to December 31, 2015, the payment of $100,000 US due on February 15, 2016, was made.)

5.	Trade payables and accrued liabilities (cont’d)

	December 31,	June 30,
	2015	2015

Trade payables *	$569,095	$671,942
Amounts due to related parties (Note 8)	126,641	121,217
Accrued liabilities	208,465	114,404

	$904,201	$907,563

*Included in trade payables at December 31, 2015 is the amount of $443,246 (June 30, 2015: $443,246) representing invoiced legal fees from the Company’s previous legal counsel. The Company is contesting the amount of these invoices, and an action was started in the Supreme Court of British Columbia for a review of all of these invoices to determine what amount for which the Company would then be liable. The review was completed on January 29, 2016, and the Company is currently waiting for the Court’s decision.

6.	Share capital and other components of equity

Authorized share capital

Unlimited number of common shares without par value.

Issued share capital

At December 31, 2015, there were 102,445,845 issued and fully paid common shares (June 30, 2015 – 102,445,845).

Warrants

The following table summarizes information about the issued and outstanding warrants for the period ended December 31, 2015 and the year ended June 30, 2015:

	December 31, 2015		June 30, 2015
	Number of warrants	Weighted average exercise price	Number of warrants	Weighted average exercise price

Warrants outstanding, beginning of period	9,776,663	$0.18	5,753,683	$0.29
Warrants issued	-	-	9,776,663	0.18
Warrants exercised	-	-	-	-
Warrants expired	(9,776,663)	0.18	(5,753,683)	0.29

Warrants outstanding and exercisable, end of period	-	$-	9,776,663	$0.18

As at December 31, 2015 there were no warrants outstanding.

Stock options

The Company has adopted an incentive stock option plan, which provides that the Board of Directors of the Company may from time to time, in its discretion, and in accordance with the TSX Venture Exchange requirements, grant to directors, officers, employees and technical consultants of the Company, non-transferable stock options to purchase common shares, provided that the number of common shares reserved for issuance is a rolling plan of 10% of the issued and outstanding common shares. Such options will be exercisable for a period of up to 5 years from the date of grant. Subject to the Board of Directors discretion, options vest on date of grant.

6.	Share capital and other components of equity (cont’d)

The changes in options during the period ended December 31, 2015 and the year ended June 30, 2015 are as follows:

	December 31, 2015		June 30, 2015

	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Options outstanding and exercisable, beginning of period	3,220,000	$0.25	1,415,000	$0.45
Options granted	-	-	2,375,000	0.16
Options cancelled/expired	(600,000)	0.36	(570,000)	0.40

Options outstanding and exercisable, end of period	2,620,000	$0.22	3,220,000	$0.25

As at December 31, 2015 there were 2,620,000 stock options outstanding as follows:

Number of stock options outstanding	Exercise price	Expiry date

50,000	$0.40	May 12, 2016
110,000	$0.60	June 10, 2016
25,000	$0.60	August 22, 2016
185,000	$0.60	December 22, 2016
1,350,000	$0.16	August 18, 2019
600,000	$0.17	August 25, 2019
300,000	$0.17	January 20, 2020

2,620,000

The weighted average expected life remaining of stock options outstanding at December 31, 2015 is 3.53 years (June 30, 2015 – 3.16 years).

7.	Reserves

Stock option reserves

The stock option reserve records items recognized as share-based payments until such time that the stock options are exercised, at which time the corresponding amount will be transferred to share capital.

Warrant reserves

The warrant reserve records items recognized as part of a unit financing, and for special warrants issued, until such time that the warrants are exercised, at which time the corresponding amount will be transferred to share capital.

Accumulated other comprehensive income

The accumulated other comprehensive income reserve records exchange differences arising on translation of a subsidiary of the Company that has a functional currency other than the Canadian dollar.

8.	Related party balances and key management personnel

The following amounts due to related parties are included in trade payables and accrued liabilities. These amounts are unsecured, non-interest bearing and have no fixed terms of payments. All related party amounts are to key management personnel.

	December 31,	June 30,
	2015	2015

Directors and officers of the Company	$126,641	$121,217

Transactions with related parties are summarized in the table below:

	Six month period ended
	December 31,	December 31,
	2015	2014

Management fees and other (1)	$125,215	$158,464
Share-based payment	21,897	-

	$147,112	$158,464

(1)	In 2015, $34,600 (2014: $80,499) of management fees were allocated to exploration and evaluation assets as warranted.

9.	Financial risk management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash and cash equivalents held in bank accounts. The majority of cash and cash equivalents are deposited in bank accounts which are held with major banks in Canada and U.S.A. This risk is managed by using major banks that are high credit quality financial institutions as determined by rating agencies.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has a planning and budgeting process in place to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis. The Company ensures that there are sufficient funds to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

Historically, the Company’s main source of funding has been the issuance of equity securities for cash and cash equivalents, primarily through private placements. The Company’s access to financing is always uncertain. There can be no assurance of continued access to significant equity funding.

Foreign exchange risk

Foreign currency risk is the risk that the fair values of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the respective functional currency. The Company does not hedge its exposure to fluctuations in foreign exchange rates.

9.	Financial risk management (cont’d)

The following is an analysis of the Canadian dollar equivalent of financial assets and liabilities that are denominated in U.S. dollars:

	December 31, 2015	June 30, 2015

Cash and cash equivalents	$17,529	$5,551
Accounts payable	(431,519)	(478,185)

	$413,990	$(472,634)

Based on the above net exposures, as at December 31, 2015, a 10% change in the U.S. dollar to Canadian dollar exchange rate would impact the Company’s net loss by $41,399.

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is not exposed to significant interest rate risks.

Capital management

The Company’s policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain future development of the business. The capital structure of the Company consists of equity, comprising share capital, net of accumulated deficit.

There were no changes in the Company’s approach to capital management during the period. The Company is not subject to any externally imposed capital requirements.

Fair value

The Company’s financial instruments consist of cash and cash equivalents, trade payables and accrued liabilities and loans payable. The carrying value of these financial instruments approximates their fair values due to the short term nature of these instruments.

10.	Segmented information

Operating segments

The Company operates in a single reportable operating segment – the acquisition and exploration of mineral properties.

10.	Segmented information (cont’d)

Geographic segments

The Company’s non-current assets are located in the following countries:

	As at December 31, 2015

	Canada	U.S.A.	Total

Exploration and evaluation assets	-	$14,856,601	$14,856,601

	As at June 30, 2015
	Canada	U.S.A.	Total

Exploration and evaluation assets	-	$12,433,509	$12,433,509

11.	Supplemental disclosure with respect to cash flows

During the six month period ended December 31, 2015 and 2014, the Company incurred the following non-cash investing and financing activities that are not reflected in the statements of cash flows:

	Six month period ended

	December 31, 2015	December 31, 2014

Exploration and evaluation assets included in trade payables and accrued liabilities	$301,769	$163,929

APPENDIX F

PARAMOUNT GOLD NEVADA CORP. CORPORATION

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited - Expressed in U.S. Dollars)

On March 14, 2016, Paramount Gold Nevada Corp. (“Paramount” or the “Company”) and Calico Resources Corp. (“Calico”) entered into a definitive arrangement agreement dated as of (the “Arrangement Agreement”) pursuant to which Paramount will acquire all of the issued and outstanding common shares of Calico (the “Transaction”) by way of a plan of arrangement (the “Plan of Arrangement”). Pursuant to the Plan of Arrangement, Paramount will acquire each common share of Calico from Calico’s shareholders in exchange for 0.07 of a share of Paramount common stock (the “Exchange Ratio”).

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2015 and the nine month period ended March 31, 2016 combines the historical consolidated statements of operations of Paramount and Calico, giving effect to the acquisition as if it had occurred on July 1, 2014. The unaudited pro forma condensed combined balance sheet as of March 31, 2016 combines the historical consolidated balance sheets of Paramount and Calico, giving effect to the acquisition as if it had occurred on March 31, 2016. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements should be read in conjunction with (i) the accompanying notes to the unaudited pro forma condensed combined financial statements; (ii) the historical financial statements of Paramount and the accompanying notes in Paramount’s Annual Report on Form 10-K for the year ended June 30, 2015; (iii) the historical financial statements of Calico and the accompanying notes in Calico’s annual audited financial statements for the year ended June 30, 2015 ; and (iv) additional information contained in, or incorporated by reference into, proxy statement filed with the Securities and Exchange Commission on May [], 2016.

The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated. Since the unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the acquisition may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed. In addition, the unaudited pro forma condensed combined financial information does not intend to project the future financial position or operating results of the combined company.

PARAMOUNT GOLD NEVADA CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2016

Historical

	Paramount As of March 31, 2016	Calico As of December 31, 2015	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$7,070,985	$356,302			$7,427,287
Prepaid and deposits	219,939	5,011			224,950
Accounts receivable	-	9,513			9,513
Promissory note receivable	300,000	-	(300,000	) (d)	-
Prepaid insurance, current portion	36,778	-			36,778

Total Current Assets	7,627,702	370,826	(300,000)		7,698,528

Non-Current Assets
Mineral properties	28,036,135	10,733,891	(7,702,938	) (a)	36,995,757
			5,928,669	(b)
Property and equipment (Note 9)	13,389	-			13,389
Reclamation bond	2,386,336	-			2,386,336

Total Non-Current Assets	30,435,860	10,733,891	(1,774,269)		39,395,482

Total Assets	$38,063,562	$11,104,717	$(2,074,269)		$47,094,010

Liabilities and Stockholders’ Equity
Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$326,205	$653,285			$979,490

Total Current Liabilities	326,205	653,285	-		979,490

Non-Current Liabilities
Reclamation and environmental obligation	1,280,270	-			1,280,270

Total Liabilities	1,606,475	653,285	-		2,259,760

Stockholders’ Equity
Common stock, par value $0.01, 50,000,000 authorized shares, 8,518,791 issued and outstanding at March 31, 2016 and at June 30, 2015	85,188	13,449,598	(13,377,886	) (b)	$156,900
Additional paid in capital	64,989,672	1,797,960	6,507,491	(b) (d)	73,295,123
Deficit	(28,617,773)	(7,109,856)	(7,702,938	) (a)	(28,617,773)
			14,812,794	(b)
Accumulated other comprehensive loss	-	2,313,730	(2,313,730	) (b)	-

Total Stockholders’ Equity	36,457,087	10,451,432	(2,074,269)		44,834,250

Total Liabilities and Stockholders’ Equity	$38,063,562	$11,104,717	$(2,074,269)		$47,094,010

PARAMOUNT GOLD NEVADA CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2015

	Paramount Year Ended June 30, 2015	Calico Year Ended June 30, 2015	Pro Forma Adjustments (Note 4)	Pro Forma Combined
Revenue
Other income	136,437	$3,411			$139,848

Total Revenue	136,437	3,411			139,848

Expenses
Exploration	910,215	15,408	2,416,944	a	3,342,567
Land holding costs	444,756	-			444,756
Professional fees	508,711	185,814			694,525
Salaries and benefits	373,345	169,969			543,314
Directors compensation	123,149	444			123,593
General and administrative	211,277	314,228			525,505
Insurance	106,333	9,103			115,436
Depreciation	1,333	1,153			2,486
Accretion	134,768	-			134,768
Write down of mineral properties	337,400	-			337,400

Total Expenses	3,151,287	696,119	2,416,944		6,264,350

Net Loss before other items	3,014,850	692,708	2,416,944		6,124,502

Other items
Interest income	(4,195)	(3,591)			(7,786)
Interest and service charges	2,252,527	4,037			2,256,564
Gain on sale of marketable securities	(31,975)	-			(31,975)

Net Loss	5,231,207	693,154	2,416,944		8,341,305

Other comprehensive loss
Unrealized loss on available-for-sale-securities	115,342	-			115,342

Total Comprehensive Loss for the Period	$5,346,549	$693,154	$2,416,944		$8,456,647

Loss per Common Share
Basic	$0.64	$0.01			$0.54
Diluted	$0.64	$0.01			$0.54
Weighted Average Number of Common
Shares Used in Per Share Calculations
Basic	8,185,999	75,785,794	7,171,209		15,357,208
Diluted	8,185,999	75,785,794	7,171,209		15,357,208

PARAMOUNT GOLD NEVADA CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended March 31, 2016

	Paramount Nine Month Period Ended March 31, 2016	Calico Nine Month Period Ended March 31, 2016	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenue
Other income	$130,924	$-	$-		$130,924

Total Revenue	130,924	-	-		130,924

Expenses
Exploration	548,113	(5,960)	2,234,571	(a)	2,776,724
Land holding costs	296,664	-	-		296,664
Professional fees	559,356	103,141	(482,620	) (c)	179,877
Salaries and benefits	637,119	61,302	-		698,421
Directors compensation	157,983	-			157,983
General and administrative	241,801	128,971	-		370,772
Insurance	149,454	8,067			157,521
Depreciation	2,972	-	-		2,972
Accretion	110,995	-	-		110,995

Total Expenses	2,704,457	295,521	1,751,951		4,751,929

Net Loss before other items	2,573,533	295,521	1,751,951		4,621,005

Other items
Interest income	(6,008)	(3,159)	-		(9,167)
Interest and service charges	186	-			186
Other than temporary impairment of available-for-sale-securities	69,850	-			69,850

Net Loss	2,637,561	292,362	1,751,951		4,681,874

Other comprehensive loss
Unrealized loss on available-for-sale-securities	-	-	-		-

Total Comprehensive Loss for the Period	$2,637,561	$292,362	$1,751,951		$4,681,874

Loss per Common Share
Basic	$0.31	$0.00			$0.30
Diluted	$0.31	$0.00			$0.30
Weighted Average Number of Common
Shares Used in Per Share Calculations
Basic	8,518,791	102,445,845	7,171,209		15,690,000
Diluted	8,518,791	102,445,845	7,171,209		15,690,000

Note -1 Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Paramount’s and Calico’s historical consolidated financial statements as adjusted to give effect to the acquisition of Calico. The unaudited pro forma combined statements of operations for the nine months ended March 31, 2016 and year ended June 30, 2015 give effect to the Calico acquisition as if it occurred on July 1, 2014. The unaudited pro forma combined balance sheet as of March 31, 2016 gives effect to the Calico acquisition as if it had occurred on March 31, 2016.

These unaudited pro forma consolidated financial statements have been compiled from:

a)	The unaudited pro forma condensed combined balance sheet combines Paramount’s balance sheet as of March 31, 2016 and Calico’s balance sheet of December 31, 2015.
b)	The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2015 combines Paramount’s statement of operations for the year ended June 30, 2015 and Calico’s statement of operation for the year ended June 30, 2015.
c)	The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2016 combines Paramount’s statement of operations for the nine months ended March 31, 2016 and Calico’s statement of operations for the nine months ended March 31, 2016. Calico’s statement of operations for the nine months ended March 31, 2016 have been derived by adding its statement of operations for the three month period ended December 31, 2015 to its statement of operations for the six month period ended December 31, 2015.

The unaudited pro forma condensed combined financial statements also do not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisition, the total expected costs to integrate the operations of Paramount and Calico, or the total expected costs necessary to achieve such cost savings and operating synergies.

Certain reclassifications have been made to the historical presentation of Calico to conform to the presentation used in the unaudited pro forma condensed combined financial statements. These reclassifications have no impact on the historical operating loss, total assets, liabilities or shareholders’ equity reported by Paramount or Calico. Upon consummation of the acquisition, further review of Calico’s financial statements may result in additional revisions to Calico’s classifications to conform to Paramount’s presentation.

Calico presents its financial statements in its functional currency of the Canadian Dollar. Paramount presents its financial statements in its functional currency of the U.S. Dollar. The historical financial statements of Calico, from which the unaudited consolidated combined pro forma financial statements have been derived, have been translated from the Canadian Dollar to the U.S. Dollar utilizing exchange rates follows:

Balance Sheet as of March 31, 2016	0.7225
Statement of Operations for the nine months ended March 31, 2016	0.7476
Statement of Operations for the year ended June 30, 2015	0.8548

Note 2 – Accounting Policies

Upon consummation of the Agreement, Paramount will continue the review of Calico’s accounting policies. As a result of that review, Paramount may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements. At this time, Paramount is not aware of any differences that would have a material impact on the combined financial statements, except as follows.

Calico’s prepares its financial statements in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). Under IFRS, acquisition and exploration expenditures on mineral properties, less recoveries in the pre-production stage, are deferred until such time as the properties are put into commercial production, sold, or become impaired. On the commencement of commercial production, the deferred costs are charged to operations on the unit-of-production method based upon estimated recoverable proven and probable reserves. General exploration expenditures are charged to operations in the period in which they are incurred.

Under U.S. GAAP, acquisition costs are capitalized, but exploration costs are not considered to have the characteristics of property, plant and equipment and, accordingly, are expensed prior to the company determining that economically proven and probable mineral reserves exist, after which all such costs are capitalized.

Set out below are the material adjustments to Calico’s mineral properties and deficit as at March 31, 2016, and to operating expenses for the nine months ended March 31, 2016 and the year ended June 30, 2015 in order to conform to U.S. GAAP:

Mineral Properties		As at March 31, 2016
IFRS		$10,733,891
Deferred exploration costs prior to the establishment of proven and probable reserves		(7,702,938)

U.S. G.A.A.P		$3,030,953

Statement of Operations	Nine Months Ended March 31, 2016	Year Ended June 30, 2015
Net Loss based on IFRS	$292,362	$693,154
Deferred exploration costs prior to the establishment of proven and probable reserves	2,234,571	2,416,944

Net Loss based on U.S. G.A.A.P	$2,526,933	$3,110,098

Note 3 – Preliminary Purchase Price Allocation

The acquisition of Calico by Paramount has been accounted for using the acquisition method of accounting in accordance with ASC 805. Further, under the acquisition method, the purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values, with any excess of the purchase price over the estimated fair value of the identifiable net assets acquired recorded as goodwill.

The estimated consideration is approximately $8.7 million based on Paramount’s closing share price of $1.21 on March 11, 2016. The value of the merger consideration will fluctuate based upon changes in the share price of Paramount’s common stock and the number of Calico’s common shares outstanding on the closing date.

The following table summarizes the components of the estimated consideration

Shares eligible for conversion	102,445,845
Common stock exchange ratio per share	0.07

Equivalent new shares issued (par value $0.01)	7,171,209
Paramount common stock price on March 11, 2016	$1.21

Total preliminary purchase price	$8,677,163

The purchase price will be computed using the value of Paramount common stock on the closing date, therefore the actual purchase price will fluctuate with the market price of Paramount common stock until the Transaction is closed. As a result, the final purchase price could differ significantly from the current estimate, which could materially impact the pro forma financial statements.

The following table provides sensitivities to changes in purchase price due to changes in the per share price of Paramount common stock:

	Price of Paramount Common Stock	Exchange Ratio	Calculated per Share Value of Calico Common Stock	Total Purchase Price
As of March 11, 2016	$1.21	0.07	$0.085	$8,677,163
Decrease of 10%	$1.03	0.07	$0.072	$7,375,589
Increase of 10%	$1.39	0.07	$0.097	$9,978,738

The following represents the preliminary allocation of the total purchase price to the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

Total Purchase Price	$8,677,163

Cash and cash equivalents	356,302
Accounts receivable	5,011
Prepaid	9,512
Mineral properties	10,733,891

Total identifiable assets	$11,104,717
Accounts payable	(653,285)
Net identifiable assets	$10,451,432
Deficiency over purchase price over historical assets acquired	(1,774,269)
Adjustment to mineral properties for U.S. GAAP	$7,702,938

Proforma adjustment to mineral property acquisition costs	$5,928,669

Net tangible assets were valued at their respective carrying amounts as management believes that these amounts approximate their current fair values.

Note 4 – Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a.	To adjust mineral property exploration costs that were capitalized under IFRS, but would have been expensed under U.S. GAAP (see Note 2). The effect of this adjustment at March 31, 2016 is to reduce the carrying value of mineral property interest by $7,702,938 and increase deficit by $7,702,938. The effect of this adjustment for the nine months ended March 31, 2016 is to increase exploration expense by $2,234,371. The effect of this adjustment for the year ended June 30, 2015 is to increase exploration expense by $2,416,944.

b.

To record the issuance of: (a) 7,171,209 common shares of Paramount with par value of $0.01 in exchange for all of the issued and outstanding common shares of Calico pursuant to the Agreement; recorded at fair value of $8,677,163 (see Note 3), and to eliminate the common stock, contributed surplus and deficit of Calico prior to acquisition.

c.	Represents the elimination of non-recurring transaction costs incurred during the nine-month period ended March 31, 2016 of $482,620 that are directly related to the acquisition of Calico.

d.

In connection with the acquisition of Calico, Paramount expects to incur approximately $800,000 of cash expenses related to a loan to Calico to finance Calico’s operating activities. As at March 31, 2016 $300,000 of this loan has been advanced and this adjustment represents the elimination of the amount owing upon completion of the acquisition of Calico.

e.

Pro forma loss per share, basic and diluted, includes the addition of 7,171,209 shares of common stock which will be issued in conjunction with the closing of the Agreement (Note 3). The following adjustments represent the changes to basic and diluted weighted average shares outstanding:

	Historical Weighted Average Shares - Basic and Diluted	Share Issuance	Pro Forma Weighted Average Shares - Basic and Diluted
Year ended June 30, 2015	8,185,999	7,171,209	15,357,208
Six months ended December 31, 2015	8,518,791	7,171,209	15,690,000

f.

Paramount has not provided for any income tax benefit related to the operating losses of Calico due to insufficient evidence to indicate on a more likely than not basis such benefits could be realized.